Exhibit 2.52
EXECUTION VERSION

TERM LOAN CREDIT AGREEMENT
dated as of
November 5, 2021
among
SETANTA AIRCRAFT LEASING DAC, as Borrower,
AERCAP HOLDINGS N.V., as an Obligor,
AERCAP IRELAND LIMITED, as an Obligor,
SETANTA AVIATION HOLDINGS LIMITED, as an Obligor,
CULANN AIRCRAFT LEASING LIMITED, as an Obligor,
DAGDA AIRCRAFT LEASING LIMITED, as an Obligor,
the Owner Subsidiaries identified herein, as Obligors,
the Intermediate Lessees identified herein, as Obligors,
the lenders identified herein, as Lenders,
CITIBANK, N.A., as Administrative Agent,
CITIBANK, N.A., as Collateral Agent,
and
CITIBANK, N.A., and
GOLDMAN SACHS BANK USA
as Joint Mandated Lead Arrangers and Joint Structuring Agents
and
BOFA SECURITIES, INC.,
DEUTSCHE BANK SECURITIES INC., MORGAN STANLEY SENIOR FUNDING, INC.,
and RBC CAPITAL MARKETS, LLC

as Joint Lead Arrangers
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TABLE OF CONTENTS
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Term Loan Credit Agreement

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Term Loan Credit Agreement

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SCHEDULES:
Schedule 3.14 – Transaction Party Information
Schedule 3.17(a) – PS Pool Aircraft
Schedule 3.17(b) – Leases
Schedule 9.01 – Notices
EXHIBITS:
Exhibit A – Commitments and Applicable Percentages
Exhibit B – Form of Security Agreement
Exhibit C – Form of Assignment and Assumption
Exhibit D-1A – Form of Closing Date Opinion of Milbank LLP
Exhibit D-2A – Form of Release Date Opinion of Milbank LLP
Exhibit D-1B – Form of Closing Date Opinion of McCann FitzGerald
Exhibit D-2B – Form of Release Date Opinion of McCann FitzGerald
Exhibit D-1C – Form of Closing Date Opinion of Morris, Nichols, Arsht & Tunnell LLP
Exhibit D-1D – Form of Closing Date Opinion of NautaDutilh N.V.
Exhibit D-1E – Form of Closing Date Opinion of Morris James LLP
Exhibit D-1F – Form of Closing Date Opinion of Parr Brown Gee & Loveless, PC
Exhibit E – Form of Note
Exhibit F – Form of Administrative Questionnaire
Exhibit G – Form of LTV Certificate
Exhibit H – Form of Release Request
Exhibit I – Form of Obligor Assumption Agreement

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Term Loan Credit Agreement

TERM LOAN CREDIT AGREEMENT (this “Agreement”) dated as of November 5, 2021 among Setanta Aircraft Leasing DAC, a designated activity company incorporated under the laws of Ireland with limited liability under registered number 696204 (the “Borrower”), AerCap Holdings N.V., a public company with limited liability incorporated under the laws of The Netherlands (“AerCap”), AerCap Ireland Limited, a private company limited by shares incorporated under the laws of Ireland under registered number 51950 (“AerCap Ireland”), Setanta Aviation Holdings Limited, a private company limited by shares incorporated under the laws of Ireland under registered number 699395 (“Parent Holdco”), Culann Aircraft Leasing Limited, a private company limited by shares incorporated under the laws of Ireland under registered number 699414 (“Culann”) and Dagda Aircraft Leasing Limited, a private company limited by shares incorporated under the laws of Ireland under registered number 699590 (“Dagda”) and, together with Culann, each a “Subsidiary Holdco”), the additional Borrower Parties referred to on the signature pages hereto, the lenders from time to time party to this Agreement (collectively, the “Lenders”), Citibank, N.A., as Administrative Agent and Citibank, N.A., as the Collateral Agent.
WHEREAS, the Borrower desires to borrow funds under this Agreement subject to the terms and conditions set forth herein;
WHEREAS, the Borrower is an indirect wholly-owned subsidiary of each of AerCap and AerCap Ireland, and each of AerCap and AerCap Ireland are willing to jointly and severally guarantee the Obligations of the Borrower and each other Obligor;
WHEREAS, the Borrower is a wholly-owned subsidiary of Parent Holdco, and Parent Holdco is willing to guarantee the Obligations of the Borrower and each other Obligor and to secure its Guaranteed Obligations by granting Liens on the Collateral held by Parent Holdco to the Collateral Agent, for the benefit of the Secured Parties, as provided in the Security Documents;
WHEREAS, each Subsidiary Holdco is a wholly-owned subsidiary of the Borrower, and each such Subsidiary Holdco is willing to guarantee the Obligations of the Borrower and each other Obligor and to secure its Guaranteed Obligations by granting Liens on the Collateral held by such Subsidiary Holdco to the Collateral Agent, for the benefit of the Secured Parties, as provided in the Security Documents;
WHEREAS, the Lenders are willing to make loans to the Borrower if the foregoing Obligations of the Borrower are guaranteed and secured as described above and subject to the other terms and conditions set forth herein;
NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE 1
Definitions
Section 1.01.Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
“Account Collateral” has the meaning set forth in the Security Agreement.
“Account Control Agreement” has the meaning set forth in the Security Agreement.

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“Additional Charge of Shares” means any charge, mortgage, pledge or similar grant of a security interest over shares or other Equity Interests by any Obligor (except AerCap or AerCap Ireland) in favor of the Collateral Agent, for the benefit of the Secured Parties, with respect to the shares or other Equity Interests of any Obligor in any Transaction Party not organized under the laws of the United States and becoming a Transaction Party after the Effective Date, (i) in form and substance reasonably satisfactory to the Administrative Agent or (ii) in the case of any charge over shares of the Equity Interests in any Transaction Party incorporated under the laws of Ireland, an Additional Charge of Shares in substantially the form of Exhibit B to the Security Agreement.
“Administrative Agent” means the Person appointed at any time as administrative agent hereunder. The initial Administrative Agent is Citibank, N.A.
“Administrative Agent’s Account” means:
Bank Name - Citibank, N.A.
ABA #: 021-00-0089
Acct Name: Agency/Medium Term Finance
Acct #: 36852248
REF: Setanta Aircraft Credit Facility
or such other account as the Administrative Agent notifies the Borrower and the Lenders in writing from time to time.
“Administrative Agent’s Office” means Citibank, N.A., 388 Greenwich Street, New York, NY 10013; attention of Albert Mari, Jr., Senior Trust Officer; e-mail address cts.spag@citi.com, albert.p.mari@citi.com, agencyabtfsupport@citi.com or such other address as the Administrative Agent notifies the Borrower and the Lenders in writing from time to time.
“Administrative Questionnaire” means an administrative questionnaire in substantially the form of Exhibit F or any other form approved by the Administrative Agent.
“Advance Rate” means 57.3%.
“Adverse Claim” means any Lien or any claim of ownership or other property right, other than Permitted Liens (it being agreed for purposes of clarification that a transfer of an ownership interest or other right in a Pool Aircraft and any related Lease to a Person that is not a Borrower Party is not an Adverse Claim, subject to the Borrower Parties’ maintaining compliance with Sections 2.10, 5.04 and 5.16).
“AerCap” has the meaning set forth in the introductory paragraph of this Agreement.
“AerCap Ireland” has the meaning set forth in the introductory paragraph of this Agreement.
“AerCap Materials” has the meaning set forth in Section 5.09(c).
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with such specified Person.

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“Agent” means each of the Administrative Agent and the Collateral Agent.
“Agent Parties” has the meaning set forth in Section 9.01(c).
“Aggregate Commitments” means the aggregate Commitments of all the Lenders.
“Aggregate Requested Release Amount” means, in respect of a Release Date, (i) that aggregate portion of the Loans to be released in accordance with Section 2.03(c) on such Release Date in respect of each Related Pool Aircraft identified in a Release Request plus (ii) the aggregate pro rata investment earnings thereon.
“Agreement” has the meaning set forth in the introductory paragraph of this Agreement.
“Aircraft” means the PS Pool Aircraft and the Non-Pool Aircraft being added to the Designated Pool pursuant to this Agreement.
“Anti-Corruption Laws” means (a) the United States Foreign Corrupt Practices Act of 1977, as amended, and all other United States laws, rules and regulations applicable to any Transaction Party or any of its subsidiaries concerning or relating to bribery or corruption and (b) the UK Bribery Act of 2010.
“Applicable Foreign Aviation Law” means, with respect to any Aircraft, any applicable law, rule or regulation (other than the FAA Act) of any Government Authority of any jurisdiction not included in the United States or in any state, territory or possession of the United States governing the registration, ownership, operation, or leasing of all or any part of such Aircraft, or the creation, recordation, maintenance, perfection or priority of Liens on all or any part of such Aircraft.
“Applicable Margin” means 2.00% per annum; provided that for any period in which the Base Rate applies to the Loans, the Applicable Margin shall be 2.00% per annum.
“Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender’s Commitment at such time. If the commitment of each Lender to make Loans has been terminated pursuant to Article 6 or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Exhibit A or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.
“Appraisal” means with respect to any PS Pool Aircraft, a “desk top” appraisal of such PS Pool Aircraft by a Qualified Appraiser, which appraisal opines as to the Base Value of such PS Pool Aircraft, assuming that if the age of such PS Pool Aircraft is (i) three years or less since its date of manufacture, it has 100% remaining maintenance condition life and (ii) greater than three years since its date of manufacture, it is in “half-time” remaining maintenance condition life.

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“Appraised Value” means, with respect to any PS Pool Aircraft as of any LTV Determination Date, the (A) Base Value of such PS Pool Aircraft as of such date, calculated by taking the lesser of the average and the median of the three most recent Appraisals conducted with respect to such PS Pool Aircraft pursuant to the Loan Documents, or (B) if as of such date no Appraisals have been required to be delivered pursuant to the Loan Documents with respect to such PS Pool Aircraft, the Initial Appraised Value with respect to such PS Pool Aircraft; provided that with respect to any Non-Pool Aircraft being added to the Designated Pool pursuant to Section 2.10(b), the Appraised Value of such Aircraft shall be the lesser of the average and the median of three Appraisals, each with an “as of” valuation date no more than thirty (30) days prior to the date such Aircraft is added to the Designated Pool; provided further that, notwithstanding any Appraisal to the contrary:
(a)    if, as of any LTV Determination Date, (i) any Pool Aircraft (A) is leased to a lessee that is organized under the laws of or domiciled in a Prohibited Country (and, if the country in which a lessee is organized under the laws of or domiciled in becomes a Prohibited Country as a result of the jurisdiction in which such lessee is organized under or domiciled becoming a Prohibited Country after the date the applicable Aircraft and Lease with such lessee were included in the Designated Pool, the leasing of such Pool Aircraft to such lessee continues for the later of (x) more than 120 days and (y) the period the applicable Transaction Party is mandatorily prevented by operation of law from repossessing such Pool Aircraft, but in no event longer than 180 days) or (B) is leased by a Transaction Party that is subject to a Specified Representation Deficiency pursuant to Section 2.10(h) that is continuing as of such date or (C) to which the proviso to Section 5.14 is applicable as of such date; (ii) the Express Perfection Requirements are not satisfied with respect to the Equity Collateral or any Pool Aircraft Collateral related to any Pool Aircraft; (iii) any Pool Aircraft shall cease to be Owned by an Owner Subsidiary, free and clear of all Liens (other than Permitted Liens), subject to the Local Requirements Exception; or (iv) any Pool Aircraft shall be of a type other than a Preferred Aircraft Type or an Other Aircraft Type; in each case such Pool Aircraft shall be deemed to have an Appraised Value of $0.00 as of such date;
(b)    any Pool Aircraft which, as of any LTV Determination Date, is (i) not subject to an Eligible Lease or a letter of intent to enter into an Eligible Lease for a period of more than 90 consecutive days or (ii) subject to a Lease with respect to which a Lessee Default has occurred and is continuing, shall be deemed to have an Appraised Value equal to 50% of the Appraised Value such Pool Aircraft would have if an Eligible Lease or a letter of intent to enter into an Eligible Lease had been in place or absent such Lessee Default, as the case may be;
(c)    any Pool Aircraft which, as of any LTV Determination Date falling on or after the first anniversary of the Effective Date, otherwise causes the Designated Pool to fail to meet the Pool Specifications, shall be deemed to have an Appraised Value not greater than the greatest value that would permit such Aircraft to not cause the Designated Pool to fail to satisfy the Pool Specifications; and
(d)    any Pool Aircraft which, as of any LTV Determination Date, is subject to a definitive purchase or sale agreement providing for the consummation of a sale of such Pool Aircraft within six months of such date, shall be valued as of such date at the purchase price to be paid to the applicable Transaction Party pursuant to such contract;
provided that, notwithstanding anything to the contrary in the Loan Documents, none of the foregoing events (including any failure to comply with a covenant to the effect of any of the foregoing events) shall constitute a Default or Event of Default, except to the extent such

Term Loan Credit Agreement

failure would otherwise constitute a Default or Event of Default pursuant to Section 5.07, 5.13, 5.14, 5.15, 5.16(d), 5.18, or 5.19 hereof, or Section 2.11(a) of the Security Agreement.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arranger Entity” means Citibank, N.A., Goldman Sachs Bank USA, BofA Securities, Inc., Deutsche Bank Securities Inc., Morgan Stanley Senior Funding, Inc., RBC Capital Markets, LLC and each of their respective Affiliates.
“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 9.05), in substantially the form of Exhibit C or any other form approved by the Administrative Agent and the Borrower.
“Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.12(d).
“Average Age” means, at any time, the average age of all of the Pool Aircraft at such time, weighted with respect to each Pool Aircraft by the lower of the median and the mean of the Base Values set forth with respect to such Pool Aircraft in (a) the most recent Appraisals delivered with respect to such Pool Aircraft pursuant to the Loan Documents, or (b) if as of such time no Appraisals have been required to be so delivered with respect to such Pool Aircraft pursuant to the Loan Documents, the Initial Appraised Value for such Pool Aircraft.
“Average Age Requirement” has the meaning set forth in the definition of “Pool Specifications”.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (i) the rate most recently announced by Citibank, N.A. at its principal office as its “prime rate”, which is not necessarily the lowest rate made available by Citibank, N.A., (ii) the Federal Funds Rate plus 1/2 of 1%, and (iii) one month ICE LIBOR plus 1.00%. The “prime rate”

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announced by Citibank, N.A. is evidenced by the recording thereof after its announcement in such internal publication or publications as Citibank, N.A. may designate. Any change in the interest rate resulting from a change in such “prime rate” announced by Citibank, N.A. shall become effective without prior notice to the Borrower as of 12:01 a.m. (New York City time) on the Business Day on which each change in such “prime rate” is announced by Citibank, N.A. Citibank, N.A. may make commercial or other loans to others at rates of interest at, above or below its “prime rate”.
“Base Value” means, with respect to a PS Pool Aircraft, the value, expressed in dollars, of such Aircraft, determined on the basis of an open, unrestricted, stable market environment with a reasonable balance of supply and demand and with full consideration of such Aircraft’s “highest and best use”, presuming an arm’s length, cash transaction between willing, able and knowledgeable parties, acting prudently, with an absence of duress and with a reasonable period of time available for remarketing, adjusted to account for the assumed maintenance status of such Aircraft as set forth in the definition of Appraisal in this Section 1.01.
“Benchmark” means, initially, LIBO Rate; provided that if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.12(a).
“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth below and in the order set forth below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:
(1)    the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment;
(2)    the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; and
(3)    the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion.
If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:

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(1)    for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent: (a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; and (b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and
(2)    for purposes of clause (3) of the definition of “Benchmark Replacement”, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar denominated syndicated credit facilities; provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, the definition of “Business Day”, the definition of “Interest Period”, the timing and frequency of determining rates and making payments of interest, the timing of borrowing requests or prepayment, conversion or continuation notices, the length of lookback periods, the applicability of breakage provisions, the formula for calculating any successor rates identified pursuant to the definition of “Benchmark Replacement”, the formula, methodology or convention for applying the successor Floor to the successor Benchmark Replacement and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

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“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:
(1)    in the case of clause (1) or (2) of the definition of “Benchmark Transition Event”, the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);
(2)    in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein; or
(3)    in the case of an Early Opt-in Election, the sixth Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m., New York City time, on the fifth Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(1)    a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(2)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the FRBNY, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(3)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.

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For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clause (1) or (2) of the definition of such term has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.12 and (y) ending at the time that a Benchmark Replacement has replaced the then current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.12.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“Borrower” has the meaning set forth in the introductory paragraph of this Agreement.
“Borrower Parties” means the Borrower, Parent Holdco, each Subsidiary Holdco, each Owner Subsidiary, each Intermediate Lessee, and each Subsidiary Obligor.
“Borrowing” means a borrowing of the Loans under Section 2.01.
“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.02.
“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or Dublin, Ireland are authorized or required by law to remain closed; provided that, when used in connection with the determination of a LIBO Rate, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.
“Cape Town Convention” means, collectively, the Convention and the Protocol, together with all regulations and procedures issued in connection therewith, and all other rules, amendments, supplements, modifications, and revisions thereto (in each case, as in effect in any applicable jurisdiction from time to time and using the English language version thereof).
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law by any Governmental Authority. Notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith by any Government Authority and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking

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Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law” regardless of the date enacted, adopted or issued.
“Charges” has the meaning set forth in Section 9.17.
“Charges of Shares” means the Irish Charge of Shares and each Additional Charge of Shares.
“Code” means the Internal Revenue Code of 1986, as amended.
“Collateral” has the meaning set forth in the Security Agreement.
“Collateral Account” means the account #12963000, held at Citibank, N.A., in the name of the Borrower and invested in Permitted Investments in accordance with Section 4 of the Account Control Agreement.
“Collateral Agent” has the meaning set forth in the Security Agreement.
“Collateral Supplement” has the meaning set forth in the Security Agreement.
“Commitment” means, as to each Lender, its obligation to make the Loans to the Borrower pursuant to Section 2.01, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Exhibit A, or in the Assignment and Assumption, pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Control” means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Convention” means the Convention on International Interests in Mobile Equipment signed in Cape Town, South Africa on November 16, 2001, together with all regulations and procedures issued in connection therewith, and all other rules, amendments, supplements, modifications, and revisions thereto (in each case, as in effect in any applicable jurisdiction from time to time and using the English language version thereof).
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.
“Culann” has the meaning set forth in the introductory paragraph of this Agreement.
“Dagda” has the meaning set forth in the introductory paragraph of this Agreement.
“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body

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for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, examinership, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Deemed Removal” means the occurrence of an event described in clause (a) (or, solely for the purposes of the definition of Premium Amount, clause (c) or (d)) in the second proviso of the definition of Appraised Value that results from a deliberate action or inaction of a Transaction Party (but not including an inadvertent administrative error in making or failing to make a title transfer or security filing or registration or any matter outside the control of such Transaction Party) to cause an event described in clause (a)(i)(A) (with respect to a Lessee that is organized under the laws of or domiciled in a Prohibited Country at the time the Lease is entered into with such Lessee), clause (a)(i)(B), clause (a)(ii) or clause (a)(iii), or (solely for purposes of the definition of Premium Amount) clause (c) or (d)), in each case in the second proviso of the definition of Appraised Value.
“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.
“Defaulting Lender” means, subject to Section 2.11(b), any Lender that, as determined by the Administrative Agent or the Borrower, has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment, in each case only (y) if such event occurs prior to the making of Loans by such Lender or (z) if such event occurs after the making or acquisition of the Loans by such Lender and such Lender fails to submit a vote (either in favor or against) within the time period requested with respect to any vote requested of all Lenders, any Lender or a specified percentage of Lenders in connection with an amendment, waiver or other modification of, or consent or approval under, or similar action with respect to, the Loan Documents; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority.
“Designated Pool” means the pool of Aircraft consisting of the PS Pool Aircraft.
“dollars”, “Dollars” or “$” refers to lawful money of the United States.
“Early Opt-in Election” means if the then-current Benchmark is LIBO Rate:
(1)    a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated syndicated credit facilities in the U.S. syndicated loan market at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review); and

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(2)    the joint election by the Administrative Agent and the Borrower to trigger a fallback from LIBO Rate and the provision by the Administrative Agent of written notice of such election to the Lenders.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) above or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clause (a) or (b) above and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Effective Date” means the date on which each of the conditions specified in Section 4.01 is satisfied (or waived in accordance with Section 9.02).
“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 9.05.
“Eligible Lease” means a lease containing terms and conditions and otherwise in a form consistent with Leasing Company Practice with respect to similar aircraft under lease, taking into consideration, among other things, the identity of the relevant lessee (including operating experience), the age and condition of the applicable Pool Aircraft and the jurisdiction in which such Pool Aircraft will be operated or registered.
“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, the preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or health and safety matters.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of remediation, fines, penalties or indemnities), of any Borrower Party directly or indirectly resulting from or based on (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Material, (c) exposure to any Hazardous Material, (d) the release or threatened release of any Hazardous Material into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Equity Collateral” has the meaning set forth in the Security Agreement.
“Equity Interests” means shares of capital stock, issued share capital, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

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“ERISA Affiliate” means any corporation, trade or business that is, along with the Borrower or any of its Subsidiaries, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in sections 414(b) and 414(c), respectively, of the Code or Section 4001 of ERISA; provided, however, as used herein at any time, “ERISA Affiliate” excludes the Parent and any of its subsidiaries that are not Subsidiaries of the Borrower at such time.
“ERISA Event” shall mean (a) any Reportable Event, (b) the failure to satisfy the minimum funding standard with respect to a Plan within the meaning of Section 412 of the Code or Section 302 of ERISA), whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302 of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan, (e) the receipt by the Borrower or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (f) a determination that any Plan is in “at risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code; (g) the filing pursuant to Sections 431 or 430 or Sections 304 of ERISA of an application for the extension of any amortization period; (h) the failure to timely make a contribution required to be made with respect to any Plan or Multiemployer Plan that would result in the imposition of an encumbrance under Sections 412 or 430 of the Code or Sections 302 or 303 of ERISA; (i) the receipt by the Borrower or any of its ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from the Borrower or any of its ERISA Affiliates of any notice or a determination that a Multiemployer Plan is, or is expected to be, in “endangered” or “critical” status within the meaning of Section 305 of ERISA; (j) the occurrence of a non-exempt “prohibited transaction” with respect to which the Borrower or any of its Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) or “party in interest” (within the meaning of Section 3(14) of ERISA) or with respect to which the Borrower or any such Subsidiary could otherwise be liable; (k) any Foreign Benefit Event; or (l) the incurrence by the Borrower or any of its ERISA Affiliates of any liability pursuant to Section 4063 or 4064 of ERISA.
“Erroneous Payment” has the meaning assigned to it in Section 8.11(a).
“Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 8.11(d)(i).
“Erroneous Payment Impacted Class” has the meaning assigned to it in Section 8.11(d)(i).
“Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 8.11(d)(i).
“Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 8.11(e).
“EU” has the meaning set forth in Section 3.16.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

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“Event of Loss” means with respect to any Pool Aircraft (a) if the same is subject to a Lease, a “Total Loss,” “Casualty Occurrence” or “Event of Loss” or the like (however so defined in the applicable Lease); or (b) if the same is not subject to a Lease, (i) its actual, constructive, compromised, arranged or agreed total loss, (ii) its destruction, damage beyond repair or being rendered permanently unfit for normal use for any reason whatsoever, (iii) requisition for title, confiscation, forfeiture or any compulsory acquisition or seizure or requisition for hire (other than a confiscation, compulsory acquisition or seizure or requisition for hire for a consecutive period not exceeding 180 days) by or under the order of any government (whether civil, military or de facto) or public or local authority in each case other than by the United States or (iv) its hijacking, theft or disappearance, resulting in loss of possession by the owner or operator thereof for a period of 180 consecutive days or longer. An Event of Loss with respect to any Pool Aircraft shall be deemed to occur on the date on which such Event of Loss is deemed pursuant to the relevant Lease to have occurred or, if such Lease does not so deem or if the relevant Aircraft is not subject to a Lease, (A) in the case of an actual total loss or destruction, damage beyond repair or being rendered permanently unfit, the date on which such loss, destruction, damage or rendering occurs (or, if the date of loss or destruction is not known, the date on which the relevant Aircraft was last heard of); (B) in the case of a constructive, compromised, arranged or agreed total loss, the earlier of (1) the date 30 days after the date on which notice claiming such total loss is issued to the insurers or brokers and (2) the date on which such loss is agreed or compromised by the insurers; (C) in the case of requisition of title, confiscation, restraint, detention, forfeiture, compulsory acquisition or seizure, the date on which the same takes effect; (D) in the case of a requisition for hire, the expiration of a period of 180 days from the date on which such requisition commenced (or, if earlier, the date upon which insurers make payment on the basis of such requisition); or (E) in the case of clause (iv) above, the final day of the period of 180 consecutive days referred to therein.
“Events of Default” has the meaning set forth in Article 6.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income, profits or net gain (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, Irish withholding Taxes imposed as a result of a change in law (including, for the avoidance of doubt, any change to administrative guidance in respect of Irish tax law, or formal change in the published practice of the Revenue Commissioners of Ireland with respect to, or interpretation of, Irish tax law) after the date hereof on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 9.06) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.08, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.08(e), and (d) any Taxes imposed under FATCA.

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“Express Perfection Requirements” means (a) with respect to the Account Collateral, execution and delivery of the Account Control Agreement and the filing of a UCC Financing Statement in the District of Columbia naming the Borrower as the debtor and the Collateral Agent as the secured party and identifying the Account Collateral as the collateral; (b) with respect to any Relevant Collateral (including any Equity Collateral related to each Subsidiary Holdco, each Owner Subsidiary and each Intermediate Lessee), (1) filing any UCC financing statement filing required pursuant to the UCC to establish and maintain a valid and perfected first priority Lien on such Collateral subject to Permitted Liens and (2) taking each action with respect to such Relevant Collateral required pursuant to Section 2.03(h), 2.05 and Section 2.07 of the Security Agreement; (c) with respect to any Equity Collateral, in respect of the Pool Aircraft related to such Equity Collateral, subject to the Local Requirements Exception and to the extent consistent with Leasing Company Practice, the relevant Owner Subsidiary shall be (or shall be in the process of becoming in due course), as and to the extent permitted in the country of registration of such Pool Aircraft registered as the owner and lessor (or, if applicable, the Intermediate Lessee, as lessor) with respect to such Pool Aircraft (including, with respect to each Pool Aircraft whose country of registration is the United States of America, the filing with the FAA, in due form, for recordation where applicable, pursuant to Section 40102 and Section 44101 through Section 44112 of Title 49, United States Code, “Transportation,” of any and all necessary title, registration and lease documentation) and the Required Cape Town Registrations shall have been made; provided that, for the avoidance of doubt, the Obligors shall not be required to deliver any evidence of, or legal opinions reflecting, compliance with the foregoing clause (c) except for search results from the International Registry reflecting the Required Cape Town Registrations; (d) with respect to the Equity Collateral in respect of a Borrower Party, an Owner Subsidiary or an Intermediate Lessee incorporated under the laws of Ireland, causing the Security Agreement executed by it or, in each case, its relevant particulars to be filed in the Irish Companies Registration Office and, where applicable, filing the particulars of each Security Document with the Irish Revenue Commissioners within 21 days of execution thereof; (e) with respect to the Equity Collateral in respect of a Borrower Party, an Owner Subsidiary or an Intermediate Lessee incorporated under the laws of England, all steps required under the laws of England in order to ensure the validity, perfection, priority and enforceability of the security interests and charge granted pursuant to the Security Documents; (f) with respect to all Collateral, Parent Holdco has delivered a certificate of an officer of Parent Holdco to the Collateral Agent and the Administrative Agent, in which Parent Holdco certifies and represents to its knowledge after due inquiry that all actions have been or will in due course be taken (including, without limitation, the execution, delivery, registration and/or filing of any Security Documents and related documents and all other appropriate filings and/or recordings) that are necessary for the security interests under the Security Agreement in favor of the Collateral Agent (for the benefit of the Secured Parties) in the applicable Collateral as security for the Secured Obligations, to be recognized under all applicable Laws in the jurisdiction of organization of the applicable Transaction Parties, subject to no other Liens (other than Permitted Liens), and enforceable in any relevant jurisdiction of organization of the applicable Transaction Parties against the applicable Transaction Parties and creditors of and purchasers from such Transaction Parties (including, without limitation, causing or undertaking to cause each Security Document (if required) to be filed in the Irish Companies Registration Office and, where applicable, the Irish Revenue Commissioners within 21 days of execution thereof); and (g) the Liens granted pursuant to each Security Document shall continue to be valid and perfected first priority Liens subject to Permitted Liens (except as a result of a sale or other disposition of the applicable Collateral in a transaction permitted under Section 2.10 or 5.04); provided that the Obligors may elect not to comply with the requirements of this definition with respect to Collateral related to any Pool Aircraft to the extent that, after giving effect to any reduction in Appraised Value under clause (a)(ii) in the second proviso of the definition of Appraised Value, the Appraised Value of the Pool Aircraft does not result in a violation of Section 5.16(a).

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“FAA” means the Federal Aviation Administration of the United States of America and any successor thereto.
“FAA Act” means 49 U.S.C. Subtitle VII, §§ 40101 et seq; as amended from time to time, any regulations promulgated thereunder and any successor provisions.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any treaty, law or regulation of any other jurisdiction implemented to give effect to any intergovernmental agreements entered into thereunder and any agreements entered into pursuant to Section 1471(b)(1) of the Code.
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the FRBNY on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Citibank, N.A. on such day on such transactions as determined by the Administrative Agent.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States.
“Fee Letter” means the letter agreement(s) dated on or about the date hereof, among AerCap, Citibank, N.A., Goldman Sachs Bank USA, Bank of America, Deutsche Bank Securities Inc., Morgan Stanley Senior Funding Inc. and/or RBC Capital Markets, LLC.
“Financial Officer” means, with respect to each Obligor, the chief financial officer, principal accounting officer, treasurer, assistant treasurer or controller of such Obligor.
“Final Release Date” means the Release Date on which, immediately after giving effect thereto, there would be insufficient funds in the Collateral Account for the Borrower to make any future Release Requests in accordance with the terms hereof.
“Fiscal Year” means a fiscal year of AerCap.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to LIBO Rate.
“Foreign Benefit Event” shall mean, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice from a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan, (d) the incurrence of any liability by Parent Holdco or any of its Subsidiaries under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein or (e) the occurrence of any transaction that is prohibited under

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any applicable law and that could reasonably be expected to result in the incurrence of any liability by Parent Holdco or any of its Subsidiaries, or the imposition on Parent Holdco or any of its Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law.
“Foreign Pension Plan” shall mean any benefit plan that under applicable law is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority.
“FRBNY” means the Federal Reserve Bank of New York, or any successor thereto.
“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.
“GAAP” means generally accepted accounting principles in the United States which are in effect from time to time. At any time after the Effective Date, AerCap may elect to apply IFRS accounting principles in lieu of GAAP for reporting purposes and for purposes of calculations hereunder. AerCap shall give notice of any such election made in accordance with this definition to the Administrative Agent. Upon receipt of such notice, the Administrative Agent and AerCap shall negotiate in good faith to amend any financial covenants, requirements and other relevant provisions of this Agreement impacted by such change to preserve the original intent thereof in light of such change. The change from GAAP to IFRS accounting principles shall become effective once this Agreement has been so amended, and thereafter references herein to GAAP shall be construed to mean IFRS (except as otherwise provided herein); provided that any calculation or determination herein that requires the application of GAAP for periods that include fiscal quarters ended prior to AerCap’s election to apply IFRS shall remain as previously calculated or determined in accordance with GAAP.
“Governmental Authority” means the government of the United States, Ireland, the Netherlands or any other nation or any state, locality or political subdivision of the United States or any other nation, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
“Grantor Supplement” has the meaning set forth in the Security Agreement.
“Guaranteed Obligations” means in respect of the guarantee by each Obligor (other than the Borrower) set forth in Article 7 of this Agreement, all Obligations of each Obligor, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all monetary obligations incurred during the pendency of any bankruptcy, insolvency, examinership, receivership or other similar proceeding of the Borrower or any Affiliate thereof, regardless of whether allowed or allowable in such proceeding.
“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.
“ICE LIBOR” has the meaning set forth in the definition of “LIBO Rate”.
“IFRS” means the international financial reporting standards as set by the International Accounting Standards Board, as in effect from time to time.

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“Indebtedness” means, with respect to any Person at any date of determination (without duplication), (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto), (d) all the obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of purchasing such property or service or taking delivery and title thereto or the completion of such services, and payment deferrals arranged primarily as a method of raising finance or financing the acquisition of such property or service, (e) all obligations of such Person under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP or IFRS, as applicable, (f) all indebtedness of other Persons secured by a lien on any asset of such Person, whether or not such indebtedness is assumed by such Person, and (g) all indebtedness of other Persons guaranteed by such Person, and (h) all obligations of such Person under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement, designed to alter the risks of that Person arising from fluctuations in currency values or interest rates, in each case whether contingent or matured.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any Obligor under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Indemnitee” has the meaning set forth in Section 9.03(b).
“Initial Appraised Value” means, with respect to any Pool Aircraft as of any Release Date, the initial value of such Pool Aircraft, calculated by taking the lesser of the average and the median of the three initial Appraisals conducted with respect to such Pool Aircraft prior to the Effective Date (or, in the case of any Pool Aircraft not included in the original Designated Pool, the three initial Appraisals conducted with respect to such Pool Aircraft pursuant to Section 2.10).
“Instrument” has the meaning set forth in the Security Agreement.
“Interest Period” means (i) with respect to the initial Interest Period, the period commencing on the Effective Date and ending on the next Payment Date; (ii) with respect to each subsequent Interest Period other than the last Interest Period prior to the Maturity Date, the period commencing on the last day of the preceding Interest Period and ending on the next Payment Date; and (iii) with respect to the last Interest Period prior to the Maturity Date, the period commencing on the last day of the preceding Interest Period and ending on the Maturity Date.
“Interim Cash” has the meaning set forth in Section 5.16(c).
“Interim Cure” has the meaning set forth in Section 5.16(c).
“Intermediate Lease” means, in respect of any Pool Aircraft, the lease to be entered into between the relevant Owner Subsidiary or an Intermediate Lessee (as lessor) and an Intermediate Lessee (as lessee).
“Intermediate Lessee” means a special purpose Person (including trusts where the trustee is an institutional trustee or a Subsidiary) (other than an Owner Subsidiary unless AerCap certifies to the Administrative Agent that having an Owner Subsidiary act in that capacity is in its judgment advisable for tax or other regulatory purposes) which (a) is organized under the laws of

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any jurisdiction determined to be acceptable in accordance with Leasing Company Practice, (b) subject to the Local Requirements Exception, is wholly owned by a Subsidiary Holdco, an Owner Subsidiary or another Intermediate Lessee, and (c) may determine to enter into a lease with another Intermediate Lessee or may determine in accordance with the provisions of Section 2.10 to enter into one or more Leases as lessor with the applicable Lessee(s).
“International Registry” has the meaning given to it in the Cape Town Convention.
“Ireland” means the Republic of Ireland.
“Irish Charge of Shares” means the Charge of Shares by the applicable Borrower Party in favor of the Collateral Agent, for the benefit of the Secured Parties, with respect to the shares of each Borrower Party incorporated under the laws of Ireland, substantially in the form of Exhibit B to the Security Agreement.
“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.
“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“Lease” means a lease agreement relating to any Pool Aircraft, which is listed on Schedule 3.17(b) hereto, as such schedule is supplemented (or, if not so supplemented, required to be supplemented) pursuant to the terms hereof from time to time, between an Owner Subsidiary or an Intermediate Lessee (as lessor), and a lessee, in each case together with all schedules, supplements and amendments thereto and each other document, agreement and instrument related thereto.
“Leasing Company Practice” means, in relation to an Aircraft and any particular issue or matter, the customary commercial practice of AerCap, having regard to the customary commercial practice that AerCap applies under similar circumstances in respect of other aircraft owned by it or its Affiliates and not a Pool Aircraft, as such practice may be required to be adjusted by the requirements of this Agreement and the other Loan Documents, including the requirements in respect of Collateral.
“Lenders” has the meaning set forth in the introductory paragraph of this Agreement.
“Lender Parties” means each Lender, the Administrative Agent, the Collateral Agent and, for purposes of Section 9.03(b) and related definitions, each Arranger Entity.
“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.
“Lessee” means any lessee party to a Lease.

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“Lessee Default” means any default by the applicable Lessee in payment of a total of three months of rent pursuant to such Lease, and such default remains uncured for more than 120 days from the original due date of the latest payment resulting in a total of three months of rent remaining unpaid.
“LIBO Rate” means, with respect to any Borrowing for any Interest Period, the greater of (a) zero and (b) the rate per annum equal to the ICE Benchmark Administration Limited LIBOR Rate (“ICE LIBOR”), as published by Reuters (or other commercially available source providing quotations of ICE LIBOR as designated by the Administrative Agent (and agreed to by the Borrower, such consent of the Borrower not to be unreasonably withheld or delayed) from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided that, with respect to the initial Interest Period, ICE LIBOR shall be determined based on an Interest Period of three (3) months. If such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Borrowing for such Interest Period shall be the greater of (a) zero and (b) the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Loans and with a then equivalent to such Interest Period would be offered by the Administrative Agent’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.
“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease (as defined by GAAP) or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.
“Litigation Actions” means all litigation, claims and arbitration proceedings, proceedings before any Governmental Authority or investigations which are pending or, to the knowledge of a responsible officer of any Transaction Party, threatened against, any Transaction Party.
“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement.
“Loan Documents” means this Agreement, each Obligor Assumption Agreement, the Security Documents and the Notes.
“Loan-to-Value Ratio” means, as of any LTV Determination Date, the ratio of (i) the aggregate outstanding principal amount of the Released Loans as of such LTV Determination Date, divided by (ii) the sum of (a) the aggregate Appraised Value of all Pool Aircraft as of such LTV Determination Date and (b) the amount of any Interim Cash in the Collateral Account (or as a Qualifying Letter of Credit) to the extent such Interim Cash shall not have been in the Collateral Account (or such Qualifying Letter of Credit shall not have been outstanding) for more than 180 days. For the avoidance of doubt, the principal amount of the Released Loans which shall have been repaid or prepaid on or before the applicable LTV Determination Date shall not be included in the Loan-to-Value Ratio as of such LTV Determination Date.
“Local Requirements Exception” means an exception for Equity Interests or title to a Pool Aircraft held by directors, trustees, nominees, conditional vendors or similar persons under similar arrangements in order to meet local nationality or other local requirements regarding

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registration or ownership of aircraft or to minimize the impact of any Taxes on the Borrower, another Transaction Party or Lessee, which is consistent with Leasing Company Practice, provided that the Transaction Parties are in compliance with the Express Perfection Requirements.
“LTV Certificate” has the meaning set forth in Section 5.09(a)(vii).
“LTV Cure” has the meaning set forth in Section 5.16(c).
“LTV Determination Date” has the meaning set forth in Section 5.16(b).
“Maintenance Rent” means, with respect to any Pool Aircraft, maintenance reserves, maintenance rent or other supplemental rent payments based on usage in respect of such Pool Aircraft (or its engines or other parts) payable by the Lessee under the Lease for such Pool Aircraft for the purpose of paying, contributing to, reserving or calculating potential liability in respect of payments for future maintenance and repair of such Pool Aircraft, indemnity payments and any other payments other than scheduled rent payments.
“Material Adverse Effect” means (a) a material adverse effect on the business, assets, liabilities, operations, condition (financial or otherwise) or operating results of the Obligors and their Subsidiaries taken as a whole, the result of which is a material impairment of the ability of the Obligors taken as a whole to perform any of their obligations under any Loan Document, (b) a material impairment of the totality of the rights and remedies of, or benefits available to, any Lender Party under the Loan Documents or (c) a material adverse effect on the value of the Collateral taken as a whole.
“Maturity Date” means November 5, 2028.
“Maximum Rate” has the meaning set forth in Section 9.17.
“Moody’s” means Moody’s Investors Service, Inc.
“Multiemployer Plan” has the meaning set forth in Section 3(37) of ERISA.
“Non-Pool Aircraft” means, as of any date, any aircraft Owned directly or indirectly by AerCap or any of its subsidiaries that is not a PS Pool Aircraft.
“Notes” has the meaning set forth in Section 2.05(d).
“Obligations” means all principal of the Loans outstanding from time to time hereunder, all interest (including Post-Petition Interest) on the Loans, all other amounts now or hereafter payable by any Obligor under any Loan Document and any fees or other amounts now or hereafter payable by any Obligor to the Administrative Agent or the Collateral Agent for acting in its capacity as such pursuant to a separate agreement among such parties, in each case, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all monetary obligations incurred during the pendency of any bankruptcy, insolvency, examinership, receivership or other similar proceeding of the Borrower or any Affiliate thereof, regardless of whether allowed or allowable in such proceeding.
“Obligor” means, subject to the first parenthetical of the first sentence of Section 7.01, AerCap, AerCap Ireland and each Borrower Party.
“Obligor Assumption Agreement” means an Obligor Assumption Agreement in substantially the form set forth in Exhibit I.

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“OFAC” has the meaning set forth in Section 3.16.
“Operating Documents” means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership, trust or other legally authorized incorporated or unincorporated entity, the bylaws, memorandum and articles of association, operating agreement, partnership agreement, limited partnership agreement, trust agreement or other applicable documents relating to the operation, governance or management of such entity.
“Organizational Documents” means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership, trust or other legally authorized incorporated or unincorporated entity, the constitution, the articles of incorporation, certificate of incorporation, memorandum of association, articles of association, certificate of limited partnership, certificate of trust or other applicable organizational or charter documents relating to the creation of such entity.
“Other Aircraft Types” means Aircraft of each of the following types: (a) Airbus A300- 600F, (b) Airbus A321-100, (c) Airbus A340, (d) Boeing 737-300, (e) Boeing 737-300F, (f) Boeing 737-400, (g) Boeing 737-500, (h) Boeing 737-600; (i) Boeing 737-900 (non-ER), (j) Boeing 747, (k) Boeing 757, (l) Boeing 767, (m) Boeing 777-300 (non-ER); (n) Boeing 777-200 (non-ER and non-LR); and (o) Boeing MD-11.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Relevant Jurisdiction” means any other jurisdiction in which an Owner Subsidiary is organized in accordance with the terms of clause (a) of the definition of “Owner Subsidiary”, and any other jurisdiction in which an Intermediate Lessee is organized in accordance with the terms of clause (a) of the definition of “Intermediate Lessee”.
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 9.06).
“Own” means, with respect to any Aircraft or Equity Interest, to hold legal and sole ownership of such Aircraft or Equity Interest directly or to hold 100% of the beneficial ownership of such Aircraft or Equity Interest through a trust, conditional sale or similar arrangement holding title to such Aircraft or Equity Interest. The terms “Ownership” and “Owned by” have a correlative meaning.
“Owner Subsidiary” means any special purpose Person (including trusts where the trustee is an institutional trustee or a Subsidiary) (a) of which Parent Holdco holds (subject to the Local Requirements Exception) indirectly 100% of the Equity Interest and which is organized or incorporated, as applicable, under the laws of any state of the United States of America, the laws of Ireland, the laws of England or the laws of any other jurisdiction that is approved by the Administrative Agent acting reasonably, (b) that (i) owns, directly or indirectly, one or (if AerCap certifies to the Administrative Agent that ownership by such Owner Subsidiary of such

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additional Aircraft is in its judgment advisable for tax or other regulatory purposes) more Pool Aircraft by Owning such Pool Aircraft or holding directly or indirectly 100% of the Equity Interest in another Owner Subsidiary that Owns such Pool Aircraft and (ii) may (if AerCap certifies to the Administrative Agent that ownership by such Owner Subsidiary of the Equity Interest in such Intermediate Lessee is in its judgment advisable for tax or other regulatory purposes) additionally hold 100% of the Equity Interest in any Intermediate Lessee that leases such Pool Aircraft or any other Pool Aircraft and (c) 100% of the Equity Interest therein is held by a Subsidiary Holdco or another Owner Subsidiary, subject in each case to the Local Requirements Exception.
“Parent” means AerCap.
“Parent Holdco” has the meaning set forth in the introductory paragraph of this Agreement.
“Participant” has the meaning set forth in Section 9.05(c).
“Participant Register” has the meaning set forth in Section 9.05(c).
“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56.
“Payment Date” means the last Business Day of each March, June, September and December of each year commencing on the last Business Day of March 2022.
“Payment Recipient” has the meaning assigned to it in Section 8.11(a).
“PBGC” means the Pension Benefit Guaranty Corporation.
“Permitted Investments” means, in each case, book-entry securities, negotiable instruments or securities in bearer or registered form that evidence:
(a)    direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America (having original maturities of no more than 365 days, or such lesser time as is required for the distribution of funds);
(b)    deposit accounts or certificates of deposit of the Collateral Agent (i) having original maturities of no more than 365 days, or such lesser time as is required for the distribution of funds; provided that at the time of Investment or contractual commitment to invest therein, the short-term debt rating of such depositary institution or trust company shall be at least “A-1” by S&P and “P-1” by Moody’s and the long-term debt rating of such depositary or institution or trust company shall be at least A1 by Moody’s or (ii) having maturities of more than 365 days and, at the time of the Investment or contractual commitment to invest therein, a rating of “AA” by S&P and “Aa1” by Moody’s; or
(c)    investments in money market funds (including funds in respect of which the Collateral Agent or any of its Affiliates is investment manager or advisor, including but not limited to Citibank, N.A. money market funds) having a rating of at least “AA” by S&P and “Aa2” by Moody’s previously approved by the Borrower or the Collateral Agent;
provided, however, that investments in obligations or money market funds of Citibank, N.A. or Goldman Sachs Bank USA or any of their Affiliates shall be Permitted Investments; and

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provided further that no investment shall be made in any obligations of any depositary institution or trust company which has a contractual right to set off and apply any deposits held, and other indebtedness owing, by any Obligor to or for the credit or the account of such depositary institution or trust company; and provided further that if, at any time, the rating of any of the foregoing investments falls below “BBB” by S&P or “Baa2” by Moody’s, such downgraded investment shall no longer constitute a “Permitted Investment”.
“Permitted Liens” means:
(a)    any Lien for Taxes if (i) such Taxes shall not be due and payable, or (ii) such Taxes are being disputed in good faith or contested in good faith by appropriate proceedings and reserves required by GAAP or IFRS (as applicable) have been made therefor;
(b)    any Lien in respect of any Pool Aircraft for any fees or charges of any airport or air navigation authority arising by statute or operation of law if (i) the payments for such fees or charges are not yet due or payable or (ii) such fees or charges are being disputed in good faith or contested in good faith by appropriate proceedings and reserves required by GAAP or IFRS (as applicable) have been made therefor;
(c)    in respect of any Pool Aircraft, any repairer’s, carrier’s or hangar keeper’s, warehousemen’s, mechanic’s or materialmen’s Lien or employee and other like Liens arising in the ordinary course of business by operation of law or under customary terms of repair or modification agreements or any engine or parts-pooling arrangements or other similar Liens if the payment for such Liens (i) is not due and payable or (ii) is not overdue for payment having regard to the relevant trade, in circumstances where no enforcement action against the Aircraft has yet been taken by the relevant holder of the Lien or (iii) is disputed in good faith or contested in good faith by appropriate proceedings and reserves in accordance with GAAP or IFRS (as applicable) have been made therefor;
(d)    any Lien assigned to or created in favor of the Collateral Agent, for the benefit of the Secured Parties or the Lenders pursuant to the Loan Documents;
(e)    any Lien affecting any Pool Aircraft (other than a Lien for Taxes) arising out of judgments or awards against any of the Transaction Parties with respect to which at the time the period to file an appeal has not expired or an appeal is being presented in good faith and with respect to which within sixty (60) days thereafter there shall have been secured a stay of execution pending such appeal, and then only for the period of such stay, and reserves required in accordance with GAAP or IFRS (as applicable) have been made therefor;
(f)    any permitted lien or encumbrance in respect of any Pool Aircraft, as defined under any lease of an Aircraft (other than Liens or encumbrances created by a Transaction Party except as described in this definition);
(g)    the respective rights of a Transaction Party and the lessee or any third party that owns or leases equipment installed on an Aircraft under any lease relating to a Pool Aircraft, including any assignment of the relevant warranties relating to a Pool Aircraft (including restrictions on the Transaction Party’s right to grant a lien on or to transfer the applicable Lease or Pool Aircraft) (and the rights of any sublessee under any permitted sublease relating to such lease) and the documents related thereto;

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(h)    the rights of insurers meeting the requirements of Section 2.16 and Schedule V of the Security Agreement in respect of a Pool Aircraft, subject to insurance policies having been entered into in the ordinary course of business and according to commercially reasonable terms;
(i)    the interests of a voting or owner trustee, as applicable, or of an Intermediate Lessee in connection with the relevant Intermediate Lease, including the interests of any Person in respect of arrangements under the Local Requirements Exception;
(j)    any Lien fully bonded against by any Transaction Party, any Lessee, or other similar third party security (which does not itself result in a Lien on a Pool Aircraft or any part thereof);
(k)    pledges of non-Pool Aircraft Assets or deposits required under a Lease to secure payment obligations of the applicable Transaction Party under that Lease;
(l)    any Lease entered into prior to the Effective Date;
(m)    any Eligible Lease;
(n)    any Lien in respect of any Pool Aircraft resulting directly from any Third Party Event, including any Lien for which a Lessee is required to discharge or indemnify the lessor under a Lease, but only for so long as the Borrower and the applicable Transaction Party are complying with the requirements of the proviso to the last paragraph of Section 5.20(a);
(o)    any head lease, lease, conditional sale agreement or purchase option granted by a lessor or owner as to the purchase of the related Pool Aircraft under or in respect of any Lease (including to an Affiliate of the Lessee) existing on the date of acquisition of such Pool Aircraft by the Borrower or thereafter granted in accordance with Leasing Company Practice; and
(p)    any other Lien with the consent of the Required Lenders if the amount secured thereby is $5,000,000 (or its equivalent) or less, or of Lenders holding greater than 66 2/3% of the aggregate outstanding principal amounts of the Loans if the amount secured thereby is greater than $5,000,000 (or its equivalent), but subject to Section 9.02(b).
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Plan” means, at any date, any employee pension benefit plan (as defined in Section 3(2) of ERISA) which is subject to Title IV of ERISA or Section 412 of the Code (other than a Multiemployer Plan) and to which the Borrower Party or any of its ERISA Affiliates may have any liability, including any liability by reason of having be a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.
“Platform” has the meaning set forth in Section 5.09(c).
“Pledged Debt” has the meaning set forth in the Security Agreement.
“Pledged Debt Collateral” has the meaning set forth in the Security Agreement.

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“Pool Aircraft” means, as of any date, any aircraft Owned by an Owner Subsidiary that has not been the subject of a sale or other disposition to a Person other than another Owner Subsidiary permitted under Section 2.10 or 5.04.
“Pool Aircraft Assets” means the Pool Aircraft Collateral and any related Security Deposits or Maintenance Rent.
“Pool Aircraft Collateral” means all Pool Aircraft, each of the Leases related thereto and the right, title and interest of each relevant Owner Subsidiary in and to the acquisition agreement related to such Pool Aircraft.
“Pool Specifications” is a collective reference to each of the following requirements with respect to the Pool Aircraft at any time from and after the first anniversary of the Effective Date:
(a)    the aggregate Appraised Value of a single type of Widebody Aircraft at such time shall not exceed 40% of the aggregate Appraised Value of all Pool Aircraft at such time;
(b)    the aggregate Appraised Value of all Widebody Aircraft at such time shall not exceed 55% of the aggregate Appraised Value of all Pool Aircraft at such time;
(c)    the aggregate Appraised Value of all Preferred Aircraft Types at such time shall be at least 60% of the aggregate Appraised Value of all Pool Aircraft at such time;
(d)    the aggregate Appraised Value of all Pool Aircraft that are a single Other Aircraft Type at such time shall not exceed 20% of the aggregate Appraised Value of all Pool Aircraft at such time;
(e)    the aggregate Appraised Value of all Pool Aircraft leased to a single Lessee at such time shall not exceed 30% of the aggregate Appraised Value of all Pool Aircraft at such time (excluding any Pool Aircraft leased to a Lessee that results from the merger of two or more Lessees, if the affected Lease of such Pool Aircraft was included in the Collateral prior to such merger);
(f)    the aggregate Appraised Value of all Pool Aircraft leased to Lessees based or domiciled in any single country at such time shall not exceed 35% of the aggregate Appraised Value of all Pool Aircraft at such time, excluding the United States of America;
(g)    the aggregate Appraised Value of all Pool Aircraft that are freighter aircraft at such time shall not exceed 10% of the aggregate Appraised Value of all Pool Aircraft at such time; and
(h)    the Average Age of all Pool Aircraft on any LTV Determination Date shall not exceed 8.5 years plus the amount of time elapsed since the date of this Agreement, plus 6 months; provided that the Average Age may exceed such age for up to 180 consecutive days if such excess results solely from an Event of Loss or a Specified Representation Deficiency (the “Average Age Requirement”); provided further that no breach of the Average Age Requirement shall constitute a Default or Event of Default except to the extent that such breach, when reflected in the Pool Specifications and the Appraised Values, results in a breach of Sections 5.16(a) and 5.16(d).
“Post-Petition Interest” means any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any

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one or more of the Borrower Parties (or would accrue but for the operation of applicable Debtor Relief Laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.
“Preferred Aircraft Types” means Aircraft of each of the following types: (a) Airbus A220, (b) Airbus A319, (c) Airbus A320, (d) Airbus A320neo, (e) Airbus A321-200, (f) Airbus A321neo, (g) Airbus A330 and A330neo, (h) Airbus A350, (i) Boeing 737-700, (j) Boeing 737-800, (k) Boeing 737-900ER, (l) Boeing 737 MAX, (m) Boeing 777-200ER, (n) Boeing 777-200LR, (o) Boeing 777-300ER, (p) Boeing 787, (q) Embraer E2 190 and Embraer E2 195 and (r) Bombardier CRJ-100/200, CRJ-700, CRJ-900 and CRJ-1000.
“Premium Amount” means, with respect to any principal amount being prepaid, an amount equal to (a) except as provided in clause (b) below, 1% of such principal amount being prepaid in the event that all or a portion of the Loans is, prior to the six-month anniversary of the Effective Date, prepaid in connection with a Repricing Transaction or (b) $0.00 if (i) the date of such prepayment is on or after the six-month anniversary of the Effective Date, or (ii) the date of such prepayment is prior to the six-month anniversary of the Effective Date but (w) such prepayment is made in connection with an LTV Cure, other than an LTV Cure to the extent attributable to a Removal (other than as described in the following clause (x)) or to a Deemed Removal, where such Removal or a Deemed Removal is to effect a Repricing Transaction, (x) such prepayment is made as a result of an Event of Loss of a Pool Aircraft or as a result of an event described in the second proviso of Appraised Value (except a Deemed Removal) or a Specified Representation Deficiency, provided that such prepaid amount does not exceed an amount equal to the Appraised Value (determined without having regard to the event giving rise to the prepayment) of such Pool Aircraft, (y) pursuant to Section 9.06 (other than clause (iv) thereof) or (z) such prepayment is not in connection with a Repricing Transaction.
“Prohibited Country” has the meaning set forth in Section 3.16.
“Protocol” means the Protocol to the Convention on Matters Specific to Aircraft Equipment, together with all regulations and procedures issued in connection therewith, and all other rules, amendments, supplements, modifications, and revisions thereto (in each case, as in effect in any applicable jurisdiction from time to time and using the English language version thereof).
“PS Pool Aircraft” means the Pool Aircraft and the Undelivered Pool Aircraft.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Public Lender” has the meaning set forth in Section 5.09(c).
“Qualified Appraiser” means, with respect to Appraisals used to calculate the Loan-to- Value Ratio as of the Effective Date, each of BK Associates, Inc., Aircraft Information Services, Inc. and Aviation Specialist Group, and with respect to Appraisals used to calculate the Loan-to- Value Ratio as of each subsequent LTV Determination Date, such appraisal firms, or, if any of such appraisal firms is unavailable or in the Borrower’s judgment should be replaced, the Borrower may replace any of the foregoing appraisal firms with any of Ascend by Cirium, Aviation Specialists Group Inc., IBA Group Ltd., Morten Beyer & Agnew, Inc. or SH&E, Inc., in each case so long as such appraiser is certified by the International Society of Transport Aircraft Trading, or with any such other appraisal firm selected and retained by the Borrower and approved by the Administrative Agent; provided that, if an appraisal firm that at the relevant time is one of the three appraiser firms that is to provide the Appraisals used to calculate the Loan-to-Value Ratio as of the next subsequent LTV Determination Date becomes unavailable

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due to merger, its going out of business, the incapacity of a principal thereof or other similar reason within 60 days of such next subsequent LTV Determination Date, then, notwithstanding any other provision of this Agreement to the contrary, the Appraised Value of the relevant Pool Aircraft for such next subsequent LTV Determination Date shall be determined by reference to only the remaining appraisal firm(s) if the Borrower has not obtained the relevant Appraisal from such unavailable appraisal firm or a replacement therefor prior to such LTV Determination Date.
“Qualifying Letter of Credit” means an irrevocable standby letter of credit (i) which is issued by, or confirmed by, a banking institution that has long term credit rating that is at least investment grade according to S&P or Moody’s, (ii) which is for the account of an Obligor or an Affiliate of an Obligor, (iii) the beneficiary of which is the Collateral Agent, (iv) which has a stated maturity date that is not earlier than 364 days after the date of issuance of such letter of credit, and (v) allows for full or partial drawing thereon (x) to pay for principal amounts of the Loans that are due and payable and (y) at any time on and after the 180th day after the date of issuance of such letter of credit (to allow for application of the proceeds thereof in accordance with the final sentence of Section 5.16(c)).
“Recipient” means (a) an Administrative Agent, or (b) any Lender, as applicable.
“Records” means all Leases and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, data processing software (to the extent permitted by any applicable licenses) and related property rights owned by an Owner Subsidiary or an Intermediate Lessee) directly related to the Leases and the Pool Aircraft Assets related to the Pool Aircraft and the servicing thereof.
“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is LIBO Rate, 11:00 a.m. (London, England time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not LIBO Rate, the time determined by the Administrative Agent in its reasonable discretion.
“Register” has the meaning set forth in Section 9.05(b).
“Related Pool Aircraft” means, with respect to any Release Date, each Pool Aircraft with respect to which a Released Loan is requested on such Release Date as set forth in the Release Request with respect to such Release Date.
“Release Date” means a Business Day, as identified in a Release Request provided in accordance with Section 2.02(b), upon which date the Aggregate Requested Release Amount shall be released to the Borrower, subject to the terms and conditions herein.
“Released Loans” means, as of any date of determination, the then aggregate outstanding principal amount of the Loans that have been released (including on such date of determination) to the Borrower from the Collateral Account in accordance with the terms hereof. For the avoidance of doubt, the principal amount of the Released Loans which shall have been repaid or prepaid on or before the applicable determination date shall not be included in the then aggregate outstanding principal amount of the Released Loans.
“Release Request” has the meaning set forth in Section 2.02(b).
“Relevant Collateral” has the meaning set forth in the Security Agreement.
“Relevant Governmental Body” means the Federal Reserve Board or the FRBNY, or a committee officially endorsed or convened by the Federal Reserve Board or the FRBNY, or any successor thereto.

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“Relevant Release Parties” means in respect of a Release Date and the applicable Pool Aircraft, (i) each relevant Owner Subsidiary which Owns or leases such Pool Aircraft, (ii) each relevant Subsidiary Holdco or Owner Subsidiary which Owns the Equity Interests in each such Owner Subsidiary, (iii) each relevant Intermediate Lessee (if any) and (iv) each relevant Subsidiary Holdco, Owner Subsidiary or Intermediate Lessee which Owns the Equity Interests in each such Intermediate Lessee.
“Removal” means the sale, substitution or other removal of any Pool Aircraft or any Owner Subsidiary (other than in connection with an Event of Loss, an event listed in the second proviso of the definition of Appraised Value (except a Deemed Removal) or a Specified Representation Deficiency).
“Reportable Event” means an event described in Section 4043(c) of ERISA with respect to a Plan other than those events as to which the 30-day notice period is waived under subsection .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.
“Representatives” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates.
“Repricing Transaction” means a (i) prepayment of the Loans which are refinanced or replaced or (ii) repricing of the Loans through any waiver, consent or amendment, and which in the case of each of (i) and (ii) results in the lowering of the effective interest cost or the weighted average yield of the Loans (other than due to a reduced amount of principal of the Loans), including by the incurrence of any debt financing having an effective interest cost or weighted average yield that is less than the effective interest cost or weighted average yield of the Loans (or portion thereof) so prepaid and refinanced or replaced or repriced.
“Required Cape Town Registrations” has the meaning set forth in the Security Agreement.
“Required Lenders” means Lenders holding greater than 50% of (a) prior to the Loans being made on the Effective Date the Aggregate Commitments and (b) thereafter, the aggregate outstanding principal amount of the Loans; provided that the Commitments of, or outstanding principal amount of Loans held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.
“Requirement of Law” means, as to any Person, any Law applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, including, without limitation, each Applicable Foreign Aviation Law applicable to such Person or a Pool Aircraft Owned or operated by it or as to which it has a contractual responsibility.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.
“Sanctions” has the meaning set forth in Section 3.16.
“Secured Obligations” has the meaning set forth in the Security Agreement.
“Secured Parties” has the meaning set forth in the Security Agreement.

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“Securities Intermediary” has the meaning set forth in the Account Control Agreement.
“Security Agreement” means the Security Agreement by the Borrower Parties party thereto in favor of the Collateral Agent, in substantially the form of Exhibit B hereto, together with any supplements delivered pursuant to Section 2.10(b), Section 2.10(e), Section 4.02(c) or Section 5.02(a) hereof (in each case as amended, restated, amended and restated, supplemented or otherwise modified from time to time).
“Security Deposit” means any security deposits and any payments made to reinstate security deposits payable by any Lessee under a Lease.
“Security Documents” means the Security Agreement, each Charge of Shares, the Account Control Agreement and each other agreement, supplement, instrument or document executed and delivered pursuant to Section 2.10, Section 4.02 or Section 5.02 to secure any of the Obligations.
“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.
“SOFR Administrator” means the FRBNY (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the website of the FRBNY, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“Specified Representation Deficiency” has the meaning set forth in Section 2.10(h).
“subsidiary” means, with respect to any Person (the “parent”) at any date, (a) any corporation, limited liability company, partnership or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP or IFRS (as applicable) as of such date and (b) any other corporation, limited liability company, partnership or other entity (i) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (ii) that is otherwise Controlled as of such date, by the parent and/or one or more of its subsidiaries.
“Subsidiary” means any direct or indirect subsidiary of Parent Holdco and includes a trust.
“Subsidiary Obligor” means any Subsidiary (excluding the Borrower and each Subsidiary Holdco) that Owns the Equity Interest in any other Subsidiary.
“Subsidiary Holdco” has the meaning set forth in the introductory paragraph of this Agreement.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

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“Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“Third Party Event” has the meaning set forth in Section 5.20(a).
“Title 49” means Title 49 of the United States Code, which, among other things, recodified and replaced the U.S. Federal Aviation Act of 1958, and the rules and regulations promulgated pursuant thereto or any subsequent legislation that amends, supplements or supersedes such provisions.
“Transaction Parties” means each Obligor, each Owner Subsidiary and each Intermediate Lessee.
“UCC” means the Uniform Commercial Code in effect from time to time in the State of New York; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.
“UCC Financing Statement” means any financing statement to be filed in any appropriate filing office in any UCC Jurisdiction and that (i) indicates the applicable Collateral by any description which reasonably approximates the description contained in this Agreement and in the Security Agreement as all applicable assets of the applicable Borrower Party or words of similar effect, regardless of whether any particular asset comprised in such Collateral falls within the scope of Article 9 of the UCC or other similar provisions of the UCC Jurisdiction, and (ii) contains any other information required by part 5 of Article 9 of the UCC, or by any other applicable provision under the laws of the UCC Jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment; provided, however, that in addition to any financing statement to be filed in any appropriate filing office in any UCC Jurisdiction, UCC Financing Statements shall include at all times financing statements to be filed in the District of Columbia.
“UCC Jurisdiction” means any Uniform Commercial Code jurisdiction in which the filing of a UCC Financing Statement is effective to perfect a security interest in the Collateral under this Agreement, the Security Agreement, or any other Loan Document.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“Uncertificated Security” has the meaning set forth in the Security Agreement.

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“Undelivered Pool Aircraft” means, as of any date, the pool of aircraft Owned by AerCap or any of its subsidiaries (or to be acquired and thereafter so Owned), satisfying each of the following conditions: (x) the Transaction Parties shall each have a good faith intention and, to AerCap’s knowledge, the ability to transfer such aircraft to an Owner Subsidiary, or cause the Subsidiary that owns such Aircraft to become an Owner Subsidiary, within a reasonable time period, (y) such aircraft shall be listed on Schedule 3.17(a) attached hereto, as amended, restated or supplemented from time to time pursuant to Section 2.10 and Section 5.09(a)(vii) and (z) no Released Loan has been released to the Borrower with respect thereto. For the avoidance of doubt, upon the Final Release Date, there shall be no Undelivered Pool Aircraft.
“United States” means the United States of America.
“UNSC” has the meaning set forth in Section 3.16.
“Widebody Aircraft” shall mean Aircraft of each of the following types: (a) Airbus A300, (b) Airbus A330, (c) Airbus A340, (d) Airbus A350, (e) Boeing 747, (f) Boeing 767, (g) Boeing 777, (h) Boeing 787 and (i) Boeing MD-11.
“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
Section 1.02.Terms Generally. The definitions of terms herein (including those incorporated by reference to another document) apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (i) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (ii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iii) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (iv) the word “property” shall be construed to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

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Section 1.03.Accounting Terms; Changes in GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP as in effect from time to time.
Section 1.04.Times. Except as otherwise expressly provided herein, all references to times are to such time in New York, New York.
ARTICLE 2
The Credits
Section 1.01.Commitment. On the Effective Date, subject to the terms and conditions and relying on the representations and warranties set forth herein, each Lender agrees to make a Loan to the Borrower in a principal amount equal to its Commitment by transfer of such amount to the Administrative Agent as described in Section 2.03. The Loans and the Commitments hereunder are not revolving and amounts repaid or prepaid may not be reborrowed.
(b)Any undrawn portion of the Commitments shall automatically terminate immediately after the Borrowing on the Effective Date.
Section 1.02.Request to Borrow Loans; Request to Release Loans. The Borrower shall request that the Lenders make the Loans by delivering to the Administrative Agent a notice in writing (a “Borrowing Request”) no later than 12:00 p.m., New York City time, at least three (3) Business Days before the Effective Date. Such Borrowing Request shall be irrevocable and shall specify the aggregate amount of the Loans to be made on the Effective Date (which aggregate amount shall equal the amount of the Aggregate Commitments on the Effective Date). Following the receipt of a Borrowing Request, the Administrative Agent shall promptly notify each Lender thereof.
(b)The Borrower shall request that the Collateral Agent release the Aggregate Requested Release Amount by delivering to the Administrative Agent and Collateral Agent a notice in writing in the form attached hereto as Exhibit H (a “Release Request”) no later than 12:00 p.m., New York City time, at least three (3) Business Days before a Release Date. Such Release Request shall be revocable in whole or in part. Following the receipt of a Release Request, the Administrative Agent shall promptly notify each Lender thereof.
(c)For the avoidance of doubt, the Effective Date is contemplated to be on and may be a Release Date.
Section 1.03.Funding of Loan; Release of Aggregate Requested Release Amount.
Each Lender shall wire the principal amount of its Loan in immediately available funds, by 12:00 p.m., New York City time, on the Effective Date, to the Administrative Agent’s Account.
(b)On the Effective Date, subject to the terms and conditions herein (including the satisfaction of each of the conditions set forth in Section 4.01), promptly upon receipt from each Lender of an amount equal to such Lender’s Commitment as described in Section 2.03(a), the Administrative Agent shall transfer to the Collateral Account all such proceeds of the Loans (or, if a Release Date is occurring on the Effective Date, transfer directly to the Borrower, or as the Borrower instructs, the proceeds of the Released Loans to which such Release Date pertains). All amounts in the Collateral Account shall be invested in Permitted Investments pursuant to and in accordance with Section 4 of the Account Control Agreement.

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(c)Subject to the terms and conditions (including the satisfaction of each of the conditions set forth in Section 4.02) and relying on the representations and warranties set forth herein, on a Release Date the Collateral Agent shall direct the Securities Intermediary to release from the Collateral Account to the Borrower the Aggregate Requested Release Amount to the account designated in the relevant Release Request; provided that in respect of a Release Date, the amount released in respect of each Pool Aircraft set forth in such Release Request shall equal the Advance Rate multiplied by the Initial Appraised Value of such Pool Aircraft; provided that on the Final Release Date, in addition to the Aggregate Requested Release Amount, all other amounts in the Collateral Account (other than Interim Cash or insurance proceeds) will be released to the Borrower to the account designated in the relevant Release Request.
Section 1.04.Interest. Subject to the provisions of this Section 2.04, the Loans (whether or not the Loans are Released Loans) shall bear interest at a rate per annum equal to the LIBO Rate for the Interest Period in effect plus the Applicable Margin. Interest shall be computed on the basis of a year of 360 days and actual days elapsed, except that interest computed by reference to the Base Rate at any time which the Base Rate is based on the “prime rate” (as described in the definition of Base Rate) shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be prima facie evidence thereof.
(b)If the Borrower shall default in the payment of any principal of or interest on the Loans or any other amount due hereunder, by acceleration or otherwise, then, until such defaulted amount shall have been paid in full, to the extent permitted by law, all such overdue amounts due from the Borrower under this Agreement and the other Loan Documents shall bear interest (after as well as before judgment), payable on demand, at a rate equal to (i) the interest rate otherwise applicable to the Loans pursuant to this Section 2.04 plus (ii) 2.00% per annum.
(c)Interest accrued on the Loans shall be payable in arrears on each Payment Date, shall be calculated to include the first day of each Interest Period and to, but excluding, the last day of each Interest Period and shall be paid into the Administrative Agent’s Account; provided that (i) interest accrued pursuant to Section 2.04(b) shall be payable on demand and (ii) upon any repayment of the Loans, interest accrued on the principal amount repaid shall be payable on the date of such repayment.
(d)The Administrative Agent shall determine, in accordance with the terms of this Agreement, each interest rate applicable to the Loans hereunder. The Administrative Agent shall promptly notify the Borrower and the Lenders of each rate of interest so determined, and its determination thereof shall be prima facie evidence thereof.
Section 1.05.Payment at Maturity; Evidence of Debt. The Borrower agrees to pay to the Lenders on the Maturity Date the then unpaid principal amount of the Loans in full by deposit into the Administrative Agent’s Account. The unpaid principal amount of the Loans outstanding at any time shall be deemed reduced by any amounts paid by any Obligor pursuant to Article 7 on a dollar-for-dollar basis.
(b)The Administrative Agent shall maintain in accordance with its usual practice a Register evidencing the indebtedness of the Borrower to each Lender resulting from the Loans, including the amounts of principal and interest payable and paid to the Lenders from time to time.

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(c)The entries made in the Register maintained pursuant to subsection (b) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that any failure by the Administrative Agent to maintain such Register or any error therein, which shall be promptly corrected, shall not affect the Borrower’s obligation to repay the Loans to the Lender reflected in the Register as the owner thereof in accordance with the terms of this Agreement.
(d)Upon request by any Lender, the Borrower shall provide such Lender with a promissory note, substantially in the form of Exhibit E hereto, evidencing the Loan made by the Lender on the Effective Date (each, a “Note”).
Section 1.06.Optional and Mandatory Prepayments. Optional Prepayments. The Borrower will have the right at any time to prepay the aggregate outstanding principal amount of the Loans in whole or in part in amounts not less than $5,000,000 or increments of $500,000 in excess thereof and otherwise in accordance with the provisions of this Section by deposit into the Administrative Agent’s Account; provided that, such payment may be made (subject to the applicable Premium Amount) by release of funds in the Collateral Account to the Administrative Agent’s Account if so elected by the Borrower.
(b)Mandatory Prepayments. The Borrower shall prepay the aggregate outstanding principal amount of the Loans to the extent required pursuant to Section 5.16. For the avoidance of doubt, payments made in order to comply with Section 5.16 may be in any amounts necessary for such compliance.
(c)Accrued Interest; Premium. Each prepayment of any principal amount of the Loans shall be accompanied by (a) accrued interest on the amount being prepaid to the date of such prepayment and (b) the applicable Premium Amount, if any.
(d)Notice of Prepayments. The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment of the principal amount of the Loans hereunder not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment in the case of a prepayment under Section 2.06(a) (except to cure a Default or Event of Default), and not later than 11:00 a.m., New York City time, on the date of prepayment (which shall be a Business Day) in the case of a prepayment under Section 2.06(b) or any prepayment being made to cure a Default or Event of Default. Each such notice shall be irrevocable and shall specify the prepayment date, the aggregate principal amount of the Loans to be prepaid.
Section 1.07.Fees. The Borrower shall pay to the Administrative Agent for its own account fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

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Section 1.08.Taxes; Increased Costs; Etc. Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. Any and all payments by or on account of any obligation of the Borrower or any Obligor hereunder or under any other Loan Document shall, to the extent permitted by applicable Laws, be made free and clear of and without reduction or withholding for any Taxes. If, however, applicable Laws require the Borrower, such Obligor or the Administrative Agent to withhold or deduct any Tax from such payment, (i) the Borrower, such Obligor or the Administrative Agent shall be entitled to withhold or deduct such Tax in accordance with applicable Laws as determined by the Borrower, such Obligor or the Administrative Agent, as the case may be, and, if applicable, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below; (ii) the Borrower, such Obligor or the Administrative Agent, as the case may be, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with applicable Law; and (iii) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the Borrower or such Obligor shall be increased as necessary so that after any such required withholding or the making of all such required deductions (including withholdings and deductions applicable to additional sums payable under this Section) the applicable Lender Party receives an amount equal to the sum it would have received had no such withholding or deduction been made or required.
(b)Payment of Other Taxes by the Borrower. Without limiting the provisions of subsection (a) above, the Obligors shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Laws. The Lenders and the Borrower agree to reasonably cooperate to minimize or reduce any Other Taxes to extent permitted under applicable Laws.
(c)Tax Indemnifications by the Borrower. Without limiting the provisions of subsection (a) or (b) above, the Borrower shall, and does hereby, indemnify each Lender Party , and shall make payment in respect thereof within 10 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) withheld or deducted by the Borrower or the Administrative Agent from payments made under this Agreement (to the extent no increased payment has been made in accordance with Section 2.08(a) on account of such withholding or deduction) or paid or payable by any Lender Party and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of any such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent) or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(d)Evidence of Payments. Upon request by the Borrower or the Administrative Agent on its own behalf or on behalf of a Lender, as the case may be, after any payment of Taxes by the Borrower or by the Administrative Agent to a Governmental Authority as provided in this Section 2.08, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.

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(e)Status of Lenders; Tax Documentation. Each Lender shall deliver to the Borrower and to the Administrative Agent, at the time such Lender becomes a party to this Agreement and at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the Borrower or the Administrative Agent, as the case may be, to determine (A) whether or not payments made hereunder or under any other Loan Document are subject to withholding or deduction, (B) if applicable, the required rate of withholding or deduction and (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of payments to be made to such Lender by the Borrower pursuant to this Agreement or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction. Notwithstanding anything to the contrary in the preceding sentence, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs 2.08(e)(ii) and (e)(iv)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)Without limiting the generality of the foregoing, each Lender, upon request from the Borrower or the Administrative Agent, shall promptly provide such information as may be required to enable the Borrower to comply with the provision of sections 891E, 891F and 891G of the Taxes Consolidation Act 1997 (and any regulations made thereunder).
(iii)Each Lender that previously delivered documentation pursuant to the Section 2.08(e) shall promptly (A) notify the Borrower and the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (B) at the request and expense of the Borrower, update such documentation unless it is legally unable to do so.
(iv)If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for (i) the Borrower and the Administrative Agent to comply with their obligations under FATCA and (ii) to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(f)Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall a Lender or the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender, as the case may be. If the Administrative Agent or any Lender determines, in its sole discretion, that it has received a refund or credit (excluding any credit in the nature of an indirect credit such as a U.S. foreign tax credit) of any Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall, unless an Event of Default has occurred and is continuing, pay to the Borrower an amount equal to such refund or credit (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes giving rise to such refund), net of all Taxes resulting from such refund and out-of-pocket

Term Loan Credit Agreement

expenses incurred by the Administrative Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. Section 2.08(b) and this Section 2.08(f) shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential in its sole good faith discretion) to the Borrower or any other Person. Notwithstanding anything to the contrary in this Section 2.08(f), in no event will the Administrative Agent or a Lender be required to pay any amount to the Borrower pursuant to this Section 2.08(f) the payment of which would place the Administrative Agent or a Lender in a less favorable net after-Tax position than the Administrative Agent or such Lender would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.
(g)Tax Indemnifications by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.05(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 2.08(g).
(h)Illegality; Impracticality; Increased Costs. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans, or to determine or charge interest rates based upon the LIBO Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, as a result of contingencies occurring after the date hereof (provided that (x) the Dodd-Franks Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith by any Government Authority and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be contingencies occurring after the date hereof regardless of the date enacted, adopted or issued) which materially and adversely affect the London interbank market or the position of such Lender in that market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), (A) in the case of illegality, only if it is possible to eliminate such illegality by converting the Loans to Loans bearing interest based on the Base Rate, and in the case of another circumstance described above not constituting illegality, all

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Loans of such Lender shall thereafter be converted to Loans that bear interest at a rate equal to the Base Rate plus the Applicable Margin either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans or (B) otherwise, solely in the case of illegality where it is not possible to eliminate such illegality by converting such Loans to Loans that bear interest at the Base Rate plus the Applicable Margin, prepay all Loans of such Lender either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans. Upon any such prepayment, the Borrower shall also pay accrued interest on the amount so prepaid.
(i)If any Change in Law shall:
(i)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement (other than Taxes) against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement);
(ii)subject any Lender to any tax of any kind whatsoever with respect to this Agreement or its deposits, reserves, other liabilities or capital attributable to the obligations thereunder, or change the basis of taxation of payments to such Lender in respect of this Agreement (except for (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Tax and (C) Connection Income Taxes); or
(iii)impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement made by such Lender or participation therein (except any reserve requirement);
and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan (or of maintaining its obligation to make any Loan), or to reduce the amount of any sum received or receivable by such Lender under or in respect of the Loan Documents then, within 10 Business Days after demand by such Lender, the Borrower will, without duplication of any other amount payable under this Section 2.08 or Section 2.09, pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.
(j)If any Lender determines that any Change in Law (other than Taxes) affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or reserve requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.
(k)A certificate of a Lender setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and certifying that such amounts were calculated on an accurate, fair and non-discriminatory basis and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 Business Days after receipt thereof.

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(l)Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof).
(m)The Borrower shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 10 days prior to the relevant Payment Date, such additional interest shall be due and payable 10 days from receipt of such notice.
(n)Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall, within 10 days of such demand, compensate such Lender for and hold such Lender harmless from any loss, cost or expense (other than Taxes) incurred by it as a result of:
(i)any conversion, payment or prepayment of any Loans on a day other than the last day of the Interest Period (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
(ii)any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay or borrow any Loans on the date or in the amount notified by the Borrower; or
(iii)any assignment of a Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 9.06;
(for the avoidance of doubt, such loss, cost or expense shall exclude any loss of anticipated profits and shall include any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loans). For purposes of calculating amounts payable by the Borrower to the Lenders under this clause (n), each Lender shall be deemed to have funded each Loan made by it at the ICE LIBOR by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Loan was in fact so funded, with the result that the Borrower’s obligation to compensate each Lender for its loss, profit and expense as provided in this clause (n) shall be deemed to be in the amount of the excess, if any, of the interest at such ICE LIBOR on the applicable amount for the remainder of such Interest Period over interest at the ICE LIBOR as it would be in effect if quoted on the applicable date on the applicable amount for the remainder of the Interest Period.

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(o)If any Lender requests compensation, the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender or if any Lender gives a notice under this Section 2.08, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the good faith judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to this Section 2.08 in the future, or eliminate the need for the notice pursuant to this Section 2.08, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(p)All of the Borrower’s obligations under this Section 2.08 shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent.
Section 1.09.Payments Generally; Pro Rata Treatment; Sharing of Set-offs. All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 11:00 a.m., New York City time, on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Loans (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 11:00 a.m., New York City time, shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected on computing interest or fees, as the case may be.
(b)If at any time insufficient funds are received by the Administrative Agent to pay fully all amounts of principal, interest, fees and other amounts then due hereunder, such funds shall be applied as follows: first, to pay interest, fees and other amounts (other than principal) then due hereunder ratably among the parties entitled thereto in accordance with the amounts of interest, fees and other amounts then due to such parties and second, to pay principal then due hereunder ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.
(c)If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to such Loan are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(d)Unless the Administrative Agent shall have received notice from a Lender prior to the Effective Date that such Lender will not make available to the Administrative Agent such Lender’s share of such Loans, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.03 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the Loans available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but

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excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the Base Rate plus the Applicable Margin. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Loans to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.
Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (d) shall be conclusive, absent manifest error.
(e)Subject to Section 2.12, if the Required Lenders determine that for any reason (a) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period, (b) adequate and reasonable means do not exist for determining the LIBO Rate for any Interest Period, or (c) the LIBO Rate for any requested Interest Period with respect to a proposed Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the interest rate applicable to the Loans shall be a rate equal to the Base Rate plus the Applicable Margin until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a borrowing of the Loans.
(f)The obligations of the Lenders hereunder are several and not joint. The failure of any Lender to make any Loan on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan.
(g)Except for a payment pursuant to Section 9.06, if any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in

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accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:
(i)if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)the provisions of this subsection (g) shall not be construed to apply to any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), other than an assignment to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions this subsection (f) shall apply).
Each Obligor consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Obligor rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Obligor in the amount of such participation.
Section 1.10.Changes to the Designated Pool; Intermediate Lessees; Release of a Subsidiary Holdco. Removal of Pool Aircraft from the Designated Pool; Modifications to the Designated Pool. The Borrower may remove any PS Pool Aircraft (and, subject to Sections 2.10(d) and (g), each related Intermediate Lessee and Owner Subsidiary) from the Designated Pool if (i) the Borrower shall have provided at least three (3) Business Days’ revocable prior written notice to the Administrative Agent (who shall promptly deliver such notice to the Lenders) prior to any such removal in the case of a Pool Aircraft, and one (1) Business Day prior written notice in the case of an Undelivered Pool Aircraft, (ii) after giving pro forma effect to such removal of any Pool Aircraft and any addition of a Non-Pool Aircraft as a Pool Aircraft and/or Interim Cash, the Borrower shall be in compliance with Section 5.16(a) and the Average Age Requirement; provided that, if a Default shall occur or be reasonably expected to occur relating to a particular Owner Subsidiary, Intermediate Lessee or PS Pool Aircraft, the Borrower may remove such PS Pool Aircraft (and, subject to Sections 2.10(d) and (g), each related Intermediate Lessee and Owner Subsidiary) from the Designated Pool if the Borrower shall have provided prior written notice to the Lender Parties on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) and if, after giving pro forma effect to such removal, the Borrower is in compliance with Section 5.16(a) and the Average Age Requirement. Upon satisfaction of the conditions set forth in the preceding sentence with respect to any Pool Aircraft, the Collateral Agent’s security interest in, and Lien on, the Equity Collateral directly related to such Pool Aircraft (including, subject to Sections 2.10(d) and (g), in respect of the related Intermediate Lessee and Owner Subsidiary) shall be automatically released and Schedule 3.17(a) shall be amended to reflect the removal of such Pool Aircraft from the Designated Pool. The Collateral Agent shall promptly execute and deliver to the Borrower, at the Borrower’s expense, all documents that the Borrower shall reasonably request to evidence its release of the security interests in, and Liens on, the relevant Equity Collateral related to the relevant Pool Aircraft (including, subject to Sections 2.10(d) and (g), in respect of the related Intermediate Lessee and Owner Subsidiary). From time to time prior to the Final Release Date, in respect of Undelivered Pool Aircraft, in accordance with the terms hereof, the Obligors shall update the Designated Pool to ensure each Undelivered Pool Aircraft set forth on Schedule 3.17(a) shall constitute an Aircraft for which the Obligors have a good faith intention and, to AerCap’s knowledge, ability to transfer to an Owner Subsidiary within a reasonable period.

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(b)Addition of Non-Pool Aircraft to the Designated Pool. The Borrower may add any Aircraft to the Designated Pool at any time upon notice from the Borrower to the Administrative Agent (who shall promptly deliver such notice to the Lenders); provided that:
(i)if such Aircraft is to be a Pool Aircraft, such Aircraft is Owned by an Owner Subsidiary at the time such Aircraft becomes a Pool Aircraft and such Owner Subsidiary has good and marketable legal title to such Pool Aircraft, free and clear of Liens other than Permitted Liens;
(ii)(A) the Borrower shall have provided three Appraisals of such Aircraft from Qualified Appraisers, each with an “as of” valuation date no more than thirty (30) days prior to the date such Aircraft is added to the Designated Pool and (B) if such Aircraft is to be a Pool Aircraft, after giving pro forma effect to such addition, the Borrower shall be in compliance with Section 5.16(a) and the Average Age Requirement;
(iii)in respect of Pool Aircraft, subject to the Local Requirements Exception and to the extent consistent with Leasing Company Practice, the relevant Owner Subsidiary shall be (or shall be in the process of becoming in due course), as and to the extent permitted in the country of registration of such Pool Aircraft, registered as the owner and a lessor with respect to such Pool Aircraft if applicable under the law of such country of registration and such Owner Subsidiary has made the Required Cape Town Registrations;
(iv)in respect of Pool Aircraft, the relevant Transaction Parties shall have executed and delivered to the Administrative Agent and the Collateral Agent a Grantor Supplement and/or Collateral Supplement (as applicable) and such certificates, opinions and documents (including UCC Financing Statements, charge documents and the Required Cape Town Registrations) as are required to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected security interest in, and Lien on, the Equity Collateral related to the relevant Pool Aircraft (in each case, to the extent of the Express Perfection Requirements);
(v)each relevant Subsidiary Obligor shall have executed and delivered to the Administrative Agent an Obligor Assumption Agreement; and
(vi)no Default or Event of Default shall result from such addition.
(c)Intermediate Lessees. In connection with (i) the replacement of any Lease of any Pool Aircraft, (ii) the addition of Non-Pool Aircraft to the Designated Pool, (iii) any Requirement of Law or (iv) a request by a Lessee, the Owner Subsidiary or Intermediate Lessee shall be entitled, by giving notice to the Administrative Agent, to enter into one or more Intermediate Leases with one or more Intermediate Lessees with respect to such Pool Aircraft or to hold, directly or indirectly, subject to the Local Requirements Exception, 100% of the Equity Interests in another Intermediate Lessee; provided that:
(i)such Intermediate Lessee that is a lessor shall have executed and delivered to the Administrative Agent and the Collateral Agent such certificates and documents (including the Required Cape Town Registrations) as are required to evidence such Intermediate Lessee as the lessor of such Pool Aircraft;
(ii)in each case subject to the Local Requirements Exception, to the extent consistent with Leasing Company Practice and to the extent permitted in the country of registration of such Pool Aircraft (x) such Intermediate Lessee that is a lessor shall be (or shall be in the process of becoming in due course) registered as a lessor with respect to

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such Pool Aircraft and (y) an Owner Subsidiary shall be (or shall be in the process of becoming in due course) registered as the owner with respect to such Pool Aircraft, and the Required Cape Town Registrations, if applicable, shall have been made;
(iii)the relevant Transaction Parties shall have executed and delivered to the Administrative Agent and the Collateral Agent a Grantor Supplement and/or Collateral Supplement (as applicable) and such documents (including UCC Financing Statements and charge documents) as are required to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected security interest in, and Lien on, the Equity Collateral related to the relevant Pool Aircraft and Intermediate Lessee (to the extent required under the Express Perfection Requirements); and
(iv)such Intermediate Lessee shall have executed and delivered to the Administrative Agent an Obligor Assumption Agreement.
(d)Termination of Intermediate Lessee’s Status. The relevant Subsidiary Holdco may from time to time, upon not less than three (3) Business Days’ revocable prior written notice from such Subsidiary Holdco to the Administrative Agent, at any time and from time to time assign the Equity Interests in an Intermediate Lessee to any Person or otherwise terminate an Intermediate Lessee’s status as such, provided that such Intermediate Lessee is not party to an Intermediate Lease or a Lease or will not be at the time such transfer or other termination of such Intermediate Lessee’s status as such takes effect. If an Intermediate Lessee’s status is terminated as such, the Collateral Agent’s security interests in and Liens on the Equity Interest in such Intermediate Lessee and the obligations of such Intermediate Lessee under the Loan Documents shall be automatically released. The Collateral Agent shall promptly execute and deliver to the Borrower, at Borrower’s expense, all documents that Borrower shall reasonably request to evidence the release of the security interests in and Liens on the applicable Equity Interests, and the release of the obligations under the Loan Documents, released in accordance with the previous sentence.
(e)Inter-Obligor Transfers. Any Transaction Party shall be entitled, by giving notice to the Administrative Agent (who shall promptly deliver such notice to the Lenders), to permit a Pool Aircraft to be Owned by an Owner Subsidiary or leased by an Intermediate Lessee (including by transferring such Ownership from one Owner Subsidiary to another or by transferring such Lease from one Intermediate Lessee to another or interposing additional Intermediate Lessees or by transferring the Equity Interest in an Owner Subsidiary or Intermediate Lessee to another Transaction Party); provided, that:
(i)each relevant Transaction Party shall have executed and delivered to the Collateral Agent a Grantor Supplement and/or a Collateral Supplement (as applicable) and such documents (including UCC financing statements and the Required Cape Town Registrations) as are required to grant to the Collateral Agent a perfected security interest in, and Lien on, the Equity Collateral related to such Owner Subsidiary or Intermediate Lessee (it being understood and agreed that only the Express Perfection Requirements shall be required to be satisfied);
(ii)each relevant Transaction Party shall be (or shall be in the process of becoming in due course), subject to the Local Requirements Exception, to the extent consistent with Leasing Company Practice and to the extent permitted in the country of registration of such Pool Aircraft, registered as an owner and/or lessor with respect to such Pool Aircraft and such relevant Transaction Parties have made the Required Cape Town Registrations, if applicable;

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(iii)subject to the Local Requirements Exception and restrictions set forth in the definitions of Owner Subsidiary and Intermediate Lessee, a Subsidiary Holdco, an Owner Subsidiary or an Intermediate Lessee, shall Own all of the Equity Interests in such Owner Subsidiary or Intermediate Lessee and shall have executed and delivered to the Collateral Agent (1) a Collateral Supplement, (2) if applicable, the original beneficial interest certificate evidencing such Person’s beneficial interest in such Owner Subsidiary or such Intermediate Lessee and (3) such documents (including UCC Financing Statements and charge documents) as are required by the Express Perfection Requirements to grant to the Collateral Agent a perfected security interest in, and Lien on, the Equity Interests held by such Person in such Owner Subsidiary or Intermediate Lessee; and
(iv)each such Subsidiary Obligor that Owns such Equity Interests shall have executed and delivered to the Administrative Agent an Obligor Assumption Agreement.
(f)Release of Interim Cash and Insurance Proceeds. Any Account Collateral consisting of Interim Cash held by the Collateral Agent shall be released in accordance with Section 5.16(c). Any Account Collateral consisting of insurance proceeds held by the Collateral Agent shall be released as described in Schedule V of the Security Agreement.
(g)Termination of Owner Subsidiary’s Status. A Transaction Party may at any time and from time to time, upon not less than three (3) Business Days’ revocable prior written notice from the Borrower to the Collateral Agent, assign or otherwise transfer its Equity Interests in an Owner Subsidiary to any Person that is not a Subsidiary of Parent Holdco or otherwise terminate an Owner Subsidiary’s status as such, provided that such Owner Subsidiary (i) does not, or will not at the time such transfer or other termination of such Owner Subsidiary’s status as such takes effect, Own (nor hold the Equity Interests in an Owner Subsidiary that Owns) any Pool Aircraft and (ii) is not, or will not be at the time such transfer or other termination of such Owner Subsidiary’s status as such takes effect, a party to (nor hold the Equity Interests in any Intermediate Lessee that is a party to) any Lease or Intermediate Lease. If an Owner Subsidiary’s status is terminated as such, the Collateral Agent’s security interests in, and Liens on, the assets of and the Equity Interest in such Owner Subsidiary, and such Owner Subsidiary’s other obligations under the Loan Documents, shall be automatically released. The Collateral Agent shall promptly execute and deliver to the Borrower, at the Borrower’s expense, all documents that the Borrower shall reasonably request to evidence its release of the security interests in and Liens on the applicable Equity Interests, and the release of the obligations under the Loan Documents, released in accordance with the previous sentence.
(h)Specified Representation Deficiency. Notwithstanding anything to the contrary herein, the status of any Subsidiary of a Subsidiary Holdco as an Owner Subsidiary or an Intermediate Lessee shall terminate, for purposes of the calculation of the Loan-to-Value Ratio only (until the Specified Representation Deficiency with respect to such Subsidiary no longer exists or the status of such Subsidiary as an Owner Subsidiary or an Intermediate Lessee is terminated as such for all purposes in accordance with this Agreement), on the date the notice referenced below has been given or was required to have been given, such Subsidiary Holdco and such Subsidiary are not able to make any of the representations set forth below with respect to such Subsidiary at such time and any Pool Aircraft leased by it shall immediately be deemed to have an Appraised Value of $0.00 (the occurrence of such situation with respect to such Subsidiary, a “Specified Representation Deficiency”) (provided that, for purposes of clarification, no Specified Representation Deficiency shall result in a Default or Event of Default except pursuant to Section 5.16(d) and further it is agreed that none of the following clauses below shall be applicable in respect of items relating to the Security Documents or the Collateral to the extent not required under the Express Perfection Requirements):

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(i)Such Subsidiary is subject to civil and commercial laws with respect to its Obligations under this Agreement and the other Loan Documents to which it is a party (collectively as to such Subsidiary, the “Applicable Subsidiary Documents”), and the execution, delivery and performance by such Subsidiary of the Applicable Subsidiary Documents constitute and will constitute private and commercial acts and not public or governmental acts. Neither such Subsidiary nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction in which such Subsidiary is organized and existing in respect of its obligations under the Applicable Subsidiary Documents.
(ii)The Applicable Subsidiary Documents are in proper legal form under the laws of the jurisdiction in which such Subsidiary is organized or incorporated, as applicable, and existing for the enforcement thereof against such Subsidiary under the laws of such jurisdiction, and to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Subsidiary Documents.
(iii)It is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Subsidiary Documents that the Applicable Subsidiary Documents be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which such Subsidiary is organized and existing or that any registration charge or stamp or similar tax be paid at such time on or in respect of the Applicable Subsidiary Documents or any other document, except for any (1) such filing, registration, recording, execution or notarization as has been made and (2) any charge or tax as has been timely paid.
(iv)[Reserved.]
(v)The execution, delivery and performance of the Applicable Subsidiary Documents executed by such Subsidiary are, under applicable foreign exchange control regulations of the jurisdiction in which such Subsidiary is organized and existing, not subject to any notification or authorization at such time except (A) such as have been made or obtained or (B) such as cannot be made or obtained until a later date (provided that any notification or authorization described in clause (B) shall be made or obtained as soon as is reasonably practicable).
(vi)No Obligor (other than AerCap or AerCap Ireland) has, or has had, any employees nor has any obligation in respect of any retirement benefit or occupational pension scheme.
(vii)No Obligor (other than AerCap or AerCap Ireland) has carried any business since the date of its incorporation other than owning, leasing and disposing of the Pool Aircraft and activities incidental thereto.
The Borrower agrees to give prompt notice (not to exceed five (5) Business Days) to the Administrative Agent after it obtains knowledge of any Specified Representation Deficiency and, upon such notice, will provide a LTV Certificate as of the date of such notice giving pro forma effect to removal of such Subsidiary as a Transaction Party.
(i)Release of Subsidiary Holdco. A Subsidiary Holdco will be released from its obligations under the Loan Documents if (i) the Borrower shall have provided at least three (3) days’ revocable prior written notice to the Administrative Agent (who shall promptly deliver such notice to the Lenders) prior to any such proposed release, identifying the relevant Subsidiary Holdco to be released, (ii) such Subsidiary Holdco shall not hold directly or indirectly

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any of the Equity Interests in any Owner Subsidiary nor any Intermediate Lessee and (iii) after giving pro forma effect to such release of such Subsidiary Holdco, the Borrower shall be in compliance with Section 5.16(a) and the Average Age Requirement. Upon satisfaction of the conditions set forth in the preceding sentence with respect to any Subsidiary Holdco, (x) the Collateral Agent’s security interest in, and Lien on, any equity interest in any Person held by such Subsidiary Holdco shall be released and (y) such Subsidiary Holdco shall be released from its obligations under the Loan Documents. The Collateral Agent shall promptly execute and deliver to the relevant Subsidiary Holdco, at the Borrower’s expense, all documents that such Subsidiary Holdco shall reasonably request to evidence its release of the security interests in, and Liens on, any equity interests held by such Subsidiary Holdco and the release of such Subsidiary Holdco from its obligations under the Loan Documents.
Section 1.11.Defaulting Lenders. Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
(i)Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.02; and the Defaulting Lender (other than any Defaulting Lender described in clause (z) of the definition thereof) shall have no right to payment of any Fees or expenses or payments under Sections 2.08, 2.09 or 9.03 or to transfer its Loans or grant a participation therein without the Borrower’s consent.
(ii)Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (other than any Defaulting Lender described in clause (z) of the definition thereof) (whether voluntary or mandatory, at maturity, pursuant to Article 6 or otherwise), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Event of Default shall have occurred and be continuing), to the funding of the Loans in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreements, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund its Loans; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Event of Default shall have occurred and be continuing, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made at a time when the conditions set forth in Article 4 were satisfied or waived, such payment shall be applied solely to pay the Loans of all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

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(b)Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing (such agreement not to be unreasonably withheld) that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, take such actions as the Administrative Agent may determine to be necessary to cause the Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages, whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively or with duplication with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided further that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
Section 1.12.LIBOR Replacement.
(a)Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m., New York City time, on the fifth Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If (i) a Benchmark Replacement Date has occurred for the LIBO Rate and the applicable Benchmark Replacement on such Benchmark Replacement Date for the LIBO Rate is a Benchmark Replacement other than the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, (ii) subsequently, the Relevant Governmental Body recommends for use a forward-looking term rate based on SOFR for loans denominated in Dollars and the Borrower requests that the Administrative Agent review the administrative feasibility of such recommended forward-looking term rate for purposes of this Agreement and (iii) following such request from the Borrower, the Administrative Agent determines (in its sole discretion after consultation with the Borrower) that such forward looking term rate is administratively feasible for the Administrative Agent, then the Administrative Agent may (in its sole discretion after consultation with the Borrower) provide the Borrower and Lenders with written notice that from and after a date identified in such notice: (i) a Benchmark Replacement Date shall be deemed to have occurred, the Benchmark Replacement on such Benchmark Replacement Date shall be deemed to be a Benchmark Replacement determined in accordance with clause (1) of the definition of “Benchmark Replacement”; provided, however, that if upon such Benchmark Replacement Date the Benchmark Replacement Adjustment is unable to be determined in accordance with clause (1) of the definition of “Benchmark Replacement” and the corresponding definition of “Benchmark Replacement Adjustment”, then the Benchmark Replacement Adjustment in effect immediately prior to such new Benchmark Replacement Date shall be utilized for purposes of this Benchmark Replacement (for avoidance of doubt, for purposes of this proviso, such Benchmark Replacement Adjustment shall be the Benchmark

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Replacement Adjustment which was established in accordance with the definition of “Benchmark Replacement Adjustment” on the date determined in accordance with clause (1) or (2), as applicable, of the definition of “Benchmark Replacement Date” hereunder) and (ii) such forward looking term rate shall be deemed to be the forward looking term rate referenced in the definition of “Term SOFR” for all purposes hereunder or under any Loan Document in respect of any Benchmark setting and any subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document. For the avoidance of doubt, if the circumstances described in the immediately preceding sentence shall occur, all applicable provisions set forth in this Section 2.12 shall apply with respect to such election of the Administrative Agent as completely as if such forward-looking term rate was initially determined in accordance with clause (1) of the definition of “Benchmark Replacement”, including the provisions set forth in Sections 2.12(b) and 2.12(f).
(b)Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(c)Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any Benchmark Replacement Date and the related Benchmark Replacement, (ii) the effectiveness of any Benchmark Replacement Conforming Changes, (iii) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (d) below and (iv) the commencement of any Benchmark Unavailability Period. For the avoidance of doubt, any notice required to be delivered by the Administrative Agent as set forth in this Section 2.12 may be provided, at the option of the Administrative Agent (in its sole discretion), in one or more notices and may be delivered together with, or as part of any amendment which implements any Benchmark Replacement or Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.12, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.12.
(d)Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or LIBO Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

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(e)Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a borrowing of Loans to be made, converted or continued, during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate.
(f)Disclaimer. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to (i) the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBO Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including any Benchmark Replacement implemented hereunder), (ii) the composition or characteristics of any such Benchmark Replacement, including whether it is similar to, or produces the same value or economic equivalence to, LIBO Rate (or any other Benchmark) or have the same volume or liquidity as did LIBO Rate (or any other Benchmark), (iii) any actions or use of its discretion or other decisions or determinations made with respect to any matters covered by this Section 2.12, including whether or not a Benchmark Transition Event has occurred, the removal or lack thereof of unavailable or non-representative tenors, the implementation or lack thereof of any Benchmark Replacement Conforming Changes, the delivery or non-delivery of any notices required by Section 2.12(e) or otherwise in accordance herewith and (iv) the effect of any of the foregoing provisions of this Section 2.12.
ARTICLE 3
Representations and Warranties
The Borrower and each other Obligor represents to the Lender Parties on (i) the Effective Date and (ii) in the case of a Release Date, with respect to any of the below representations or warranties relating to any Transaction Party, Borrower Party or Obligor that on such Release Date is also a Relevant Release Party, on such Release Date, that:
Section 1.01.Organization, etc. Each Transaction Party is a Person duly organized or incorporated (as applicable), validly existing and, if applicable, in good standing under the laws of the jurisdiction of such Transaction Party’s organization or incorporation; and such Transaction Party has the power and authority to own its property and to carry on its business as now being conducted and is duly qualified and, if applicable, in good standing as a foreign corporation or other entity authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except where the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect.
Section 1.02.Authorization; Consents; No Conflict. The execution and delivery by such Obligor of any Loan Document to which it is a party and the performance of its obligations thereunder and the consummation of the transactions contemplated thereby (a) are within its organizational powers, (b) have been duly authorized by all necessary corporate action, (c) have received all necessary approvals, authorizations, consents, registrations, notices, exemptions and licenses (if any shall be required) from Governmental Authorities and other Persons, except such approvals, authorizations, consents, registrations, notices, exemptions or licenses non-receipt of which could not reasonably be expected to have a Material Adverse Effect, (d) do not and will not contravene, constitute a default under or conflict with any provision of (i) Law, (ii) any judgment, decree or order to which any Transaction Party is a party or by which it is bound, (iii) any Transaction Party’s Operating Documents or Organizational Documents or (iv) any provision of any agreement or instrument binding on any Transaction Party, or any agreement or

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instrument of which such Transaction Party is aware affecting the properties of such Transaction Party, except with respect to (c)(i), (ii) and (iv) above, for any such contravention or conflict which could not reasonably be expected to have a Material Adverse Effect and (e) do not and will not result in or require the creation or imposition of any Adverse Claim on any of such Transaction Party’s properties, other than the Security Documents. Each of the Loan Documents to which such Obligor is a party has been duly authorized, executed and delivered by such Obligor.
Section 1.03.Validity and Binding Nature. This Agreement and the other Loan Documents to which such Obligor is a party constitute (or will constitute when duly executed and delivered) legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with their respective terms, subject to bankruptcy, insolvency, examinership, improper transfer, unfair preference, preferential creditors, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
Section 1.04.Financial Statements. AerCap’s audited consolidated financial statements as at December 31, 2020, copies of which have been furnished to each Lender, have been prepared in accordance with GAAP and fairly present the financial condition of AerCap and its subsidiaries as at such date and the results of their operations for the period then ended.
Section 1.05.Litigation and Contingent Liabilities. All Litigation Actions, taken as a whole, could not reasonably be expected to have a Material Adverse Effect. Other than any liability incident to such Litigation Actions or provided for or disclosed in the financial statements referred to in Section 3.04, and other than as set forth in AerCap’s filings with the Securities and Exchange Commission, no Transaction Party has any contingent liabilities which are material to its business, credit, operations or financial condition of the Transaction Parties taken as a whole.
Section 1.06.Security Interest.
(a)The Security Agreement creates a valid and (upon the taking of the actions required hereby or thereby) perfected first priority security interest in favor of the Collateral Agent in the Collateral as security for the Secured Obligations, subject to no other Liens (other than Permitted Liens), and all filings and other actions necessary to perfect and protect such security interest under the laws of the United States, Ireland, England and each Other Relevant Jurisdiction have been (or in the case of future Collateral will be) duly taken, enforceable against the applicable Borrower Parties and creditors of and purchasers from such Borrower Parties, except in each case to the extent not required under the Express Perfection Requirements. Subject to the Local Requirements Exception, the relevant Owner Subsidiary has good and marketable legal title to its respective Pool Aircraft, free and clear of Liens other than Permitted Liens.
(b)None of the Collateral nor any Pool Aircraft Collateral has been sold or is currently pledged, assigned or otherwise encumbered other than pursuant to the terms hereof or of the Security Documents and except for Permitted Liens, no Collateral nor any Pool Aircraft Collateral is described in (i) any UCC financing statements filed against any Transaction Party other than UCC financing statements which have been terminated (or agreed to be terminated by the secured parties referenced therein) and the UCC financing statements filed in connection with Permitted Liens or (ii) any other mortgage registries, including the International Registry, or filing records that may be applicable to the Collateral or any Pool Aircraft Collateral in any other relevant jurisdiction, other than such filings or registrations that have been terminated (or agreed to be terminated by the secured parties referenced therein) or that have been made in connection with Permitted Liens, the Security Agreement or any other Security Document in favor of the

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Collateral Agent, for the benefit of the Secured Parties, or, with respect to the Leases, in favor of the Borrower Parties or the Lessee thereunder.
(c)The rights and obligations of each Owner Subsidiary and each Intermediate Lessee (as lessor, as applicable) under the Leases to which it is a party with respect to the Pool Aircraft are held free and clear of any Adverse Claim other than Permitted Liens.
Section 1.07.Employee Benefit Plans. Each employee benefit plan (as defined in Section 3(3) of ERISA) maintained or sponsored by AerCap or any Subsidiary complies in all material respects with all applicable requirements of law and regulations. During the 12- consecutive-month period prior to the execution and delivery of this Agreement, no ERISA Event has occurred, except in any such case for events which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. Neither AerCap nor any ERISA Affiliate is a member of, or contributes to, any Multiemployer Plan as to which the potential Withdrawal Liability based upon the most recent actuarial report could reasonably be expected to have a Material Adverse Effect. Neither AerCap nor any Subsidiary has any material contingent liability with respect to any post-retirement benefit under an employee welfare benefit plan (as defined in section 3(i) of ERISA), other than liability for continuation coverage described in Part 6 of Title I of ERISA.
Section 1.08.Investment Company Act. No Transaction Party is a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company”, within the meaning of the Investment Company Act of 1940, as amended. No Transaction Party is subject to regulation under the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.
Section 1.09.Regulation U. No Transaction Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Federal Reserve Board). No proceeds of the Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.
Section 1.10.Information. All written information (other than Appraisals and third- party generated information) furnished by or on behalf of any Transaction Party to any Lender Party in connection with this Agreement, any other Loan Document or the transactions contemplated hereby or thereby, on the date furnished (and when taken in connection with previous information so furnished, and the information contained in AerCap’s filings with the Securities and Exchange Commission) shall have been, to the best of AerCap’s knowledge after due inquiry, true and accurate in every material respect as of the date of such information, and none of such information contains any material misstatement of fact or omits to state any material fact necessary to make such information, in light of the circumstances under which it was made or provided, not misleading, provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes an opinion or forecast, AerCap represents only that it acted in good faith and utilized assumptions reasonable at the time made (based upon accounting principles consistent with the historical audited financial statements of AerCap) and exercised due care in the preparation of such information, report, financial statement, exhibit or schedule, it being understood that projections may vary from actual results and that such variances may be material.
(b)All information (other than Appraisals and third-party generated information) furnished by AerCap to any Lender Party on and after the date hereof shall be, to the best of AerCap’s knowledge after due inquiry, true and accurate in every material respect as of the date

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of such information, and none of such information shall (and when taken in connection with previous information so furnished, and the information contained in AerCap’s filings with the Securities and Exchange Commission) contain any material misstatement of fact or shall omit to state any material fact necessary to make such information, in light of the circumstances under which it was made or provided, not misleading, provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes an opinion or forecast, AerCap represents only that it acted in good faith and utilized assumptions reasonable at the time made (based upon accounting principles consistent with the historical audited financial statements of AerCap) and exercised due care in the preparation of such information, report, financial statement, exhibit or schedule, it being understood that projections may vary from actual results and that such variances may be material.
(c)As of the Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.
Section 1.11.Compliance with Applicable Laws, etc. Each Transaction Party is in compliance with the requirements of all applicable laws, rules, regulations and orders of all Governmental Authorities (including ERISA) applicable to it, except for noncompliance that could not reasonably be expected to have a Material Adverse Effect. No Transaction Party is in default under any agreement or instrument to which such Transaction Party is a party or by which it or any of its properties or assets is bound, which default could reasonably be expected to have a Material Adverse Effect. No Event of Default or Default has occurred and is continuing.
Section 1.12.Insurance. Each Transaction Party maintains, or has caused to be maintained, insurance as required by the Security Agreement.
Section 1.13.Taxes. Each Transaction Party has filed all Tax returns which are required to have been filed and has paid, or made adequate provisions for the payment of, all of its Taxes which are due and payable, except such Taxes, if any, as are being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP or IFRS (as applicable) have been established, and except where failure to files such returns or pay such Taxes, individually or in the aggregate, cannot reasonably be expected to have a Material Adverse Effect.
Section 1.14.Transaction Party Information. Schedule 3.14, as updated from time to time in writing to the Lender Parties, accurately sets forth with respect to each Transaction Party (i) the location of its chief executive office or registered office (as applicable), (ii) its jurisdiction of incorporation, (iii) its entity type and (iv) its employer or taxpayer or organizational identification number (if any) issued by its jurisdiction of incorporation. Each Transaction Party only has one jurisdiction of incorporation.
Section 1.15.Solvency. As of the Effective Date (and as also reflected on AerCap’s consolidated balance sheet dated as of December 31, 2020, and confirmed by the Appraisals dated as of December 31, 2020, as the case may be, delivered to the Administrative Agent as a condition to the occurrence of the Effective Date), the fair value of the assets of each of (x) AerCap and (y) Parent Holdco and its Subsidiaries taken as a whole, exceed their respective liabilities. As of the Effective Date, neither the Transaction Parties taken as a whole nor AerCap nor the Borrower is or will be rendered insolvent as a result of the transactions contemplated by this Agreement and the other Loan Documents.
Section 1.16.Sanctions. Except as permitted under Sanctions after giving effect to any license, waiver, exception or other exemption, none of the Transaction Parties, any of their subsidiaries or any director, officer or, to the knowledge of the Borrower and each other Obligor, employee, agent, affiliate or representative of any Transaction Party or any of its subsidiaries is a

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Person that is (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), the Government of Ireland or other sanctions authority relevant in the United States, Ireland or any other jurisdiction of incorporation or formation of any Transaction Party (collectively, “Sanctions”), including by virtue of being owned or controlled by another party that is the subject of Sanctions, or (ii) domiciled, organized or resident in a country or territory that is the subject of comprehensive Sanctions (a “Prohibited Country”). For the avoidance of doubt, as of the date of this Agreement, the Prohibited Countries are Cuba, the Crimea region of Ukraine, Iran, North Korea, and Syria.
Section 1.17.Description of Aircraft and Leases, Etc.
(a)Schedule 3.17(a) attached hereto, as amended from time to time pursuant to Section 2.10 and Section 5.09(a)(vii) hereof is a true and correct list of all PS Pool Aircraft and the country of registration of such PS Pool Aircraft.
(b)Schedule 3.17(b) attached hereto, as supplemented from time to time pursuant to Section 5.09(a)(vii), is a true and correct list of all Leases (including, without limitation, any head leases) in effect with respect to the PS Pool Aircraft and the name and jurisdiction of organization or incorporation of the applicable Lessees.
Section 1.18.Ownership. Subject to the Local Requirements Exception, an Owner Subsidiary Owns each Pool Aircraft. AerCap directly or indirectly holds 100% of the Equity Interest in the Parent Holdco. Parent Holdco holds 100% of the Equity Interest in the Borrower. The Borrower holds 100% of the Equity Interest in each Subsidiary Holdco. As of each Release Date, (i) a Subsidiary Holdco or an Owner Subsidiary holds 100% of the Equity Interest, and a Subsidiary Holdco directly or indirectly holds 100% of the Equity Interest, in each Owner Subsidiary that Owns a Related Pool Aircraft and (ii) if applicable, a Subsidiary Holdco or an Owner Subsidiary or Intermediate Lessee holds 100% of the Equity Interest, and a Subsidiary Holdco directly or indirectly holds 100% of the Equity Interest, in each Intermediate Lessee that leases a Related Pool Aircraft.
Section 1.19.Use of Proceeds. The proceeds of the Loans will be used by the Borrower (a) to fund a portion of the purchase price payable by AerCap to General Electric Company for the acquisition of GE Capital Aviation Services LLC and (b) for general corporate purposes of AerCap and its subsidiaries.
ARTICLE 4
Conditions
Section 1.01.Effective Date. The obligations of each Lender to make its Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):
(a)The Administrative Agent (or its counsel) shall have received from each party hereto executed counterparts of this Agreement, including sufficient original executed counterparts for each Lender.
(b)The Collateral Agent shall have received from each party thereto executed counterparts of the Security Agreement and each Charge of Shares.
(c)The Collateral Account shall have been established and the Administrative Agent shall have received from the Borrower, the Securities Intermediary and the Collateral Agent executed counterparts to the Account Control Agreement.

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(d)The Administrative Agent shall have received a favorable written opinion (addressed to each Lender Party and dated the Effective Date) of Milbank LLP, counsel for the Obligors, with respect to New York law, NautaDutilh N.V., counsel for the Obligors, with respect to Dutch law, McCann FitzGerald, joint deal counsel, with respect to Irish law, Morris, Nichols, Arsht & Tunnell LLP, joint deal counsel and Morris James LLP, joint deal counsel with respect to Delaware law, and Parr Brown Gee & Loveless, PC, joint deal counsel with respect to Utah law, in the forms of Exhibits D-1A, D-1B, D-1C, D-1D, D-1E and D-1F (as applicable) hereto. The Obligors hereby request such counsel to deliver such opinions.
(e)The Collateral Agent shall have received UCC Financing Statements from each Grantor (as defined in the Security Agreement), naming such Grantor as debtor, naming the Collateral Agent (for the benefit of the Secured Parties) as secured party and describing the applicable Collateral (such UCC Financing Statements to be reasonably satisfactory to the Collateral Agent).
(f)The Administrative Agent shall have received such documents and certificates as it or its counsel may reasonably request relating to the organization or incorporation (as applicable), existence and, if applicable, good standing (in each case that is not more than two months old) of each Obligor, the authorization of the transactions contemplated by the Loan Documents and any other legal matters relating to the Obligors (including, where the relevant Obligor is incorporated in Ireland, such documentary evidence that such Obligor has complied with any applicable law in Ireland relating to financial assistance), the Loan Documents, the Collateral or the transactions contemplated hereby or thereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
(g)The Administrative Agent shall have received such documents and certificates as it or its counsel may reasonably request relating to the organization, existence and, if applicable, good standing of the Securities Intermediary, the authorization of the transactions contemplated by the Account Control Agreement and any other legal matters relating to the Securities Intermediary in connection with the Loan Documents or the transactions contemplated hereby or thereby, all in form and substance reasonably satisfactory to it and its counsel.
(h)The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of AerCap, confirming compliance with the conditions set forth in clauses (l) and (m) of this Section 4.01.
(i)The Borrower shall have paid all fees and other amounts due and payable to the Lender Parties or other Person in connection with the transactions contemplated under the Loan Documents on or before the Effective Date, including, without duplication, (i) any amounts due under the Fee Letter to any Person; and (ii) all other fees and other amounts due and payable to any other Person pursuant to any other agreement related to the transactions contemplated in the Loan Documents to the extent invoiced in reasonable detail.
(j)The Administrative Agent and the Collateral Agent shall have received the results of a Lien search in the jurisdiction of organization of each relevant Borrower Party to the extent available therein that is not more than two months old, revealing no Liens on any of the assets of any Borrower Party or the Collateral (other than Permitted Liens).
(k)All consents and approvals required to be obtained by the Borrower, AerCap, AerCap Ireland, or any other Obligor from any Governmental Authority or other Person in connection with the transactions contemplated by the Loan Documents dated as of a date on or prior to the Effective Date shall have been obtained, and all applicable waiting periods and appeal periods shall have expired, in each case without the imposition of any burdensome condition.

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(l)The representations and warranties of the Obligors contained in Article 3 of this Agreement and contained in each other Loan Document dated as of a date on or prior to the Effective Date shall be true and correct on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.
(m)As of the Effective Date, no Default or Event of Default shall have occurred and be continuing.
(n)The Administrative Agent shall have received three Appraisals of each PS Pool Aircraft in form and substance reasonably satisfactory to it. Each such Appraisal shall have been conducted by a Qualified Appraiser prior to the Effective Date.
(o)The Administrative Agent shall have received from each Obligor such charges, consents, UCC Financing Statements and amendments and other similar instruments, agreements, certificates, documents and opinions of counsel as the Administrative Agent may reasonably request, together with evidence to the Administrative Agent’s reasonable satisfaction that all necessary actions have been taken, in order to grant the Collateral Agent, for the benefit of the Secured Parties, a first-priority security interest in, and Lien on, the Equity Collateral (in respect of the Borrower and each Subsidiary Holdco) and the Account Collateral to the extent required under the Express Perfection Requirements.
(p)The Collateral Agent, for the benefit of the Secured Parties, shall have a first priority perfected security interest in the Equity Collateral (in respect of the Borrower and each Subsidiary Holdco) and the Account Collateral to the extent required under the Express Perfection Requirements.
(q)Each Lender who requests a Note (or the Administrative Agent, on behalf of each such Lender) shall have received a signed original of a Note with respect to its Loan, duly executed by the Borrower.
(r)Prior to the Effective Date, the Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act. If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall have delivered a Beneficial Ownership Certification.
Promptly after the Effective Date occurs, the Administrative Agent shall notify each other Lender Party and each Borrower Party thereof, and such notice shall be conclusive and binding.
Without limiting the generality of the provisions of the last two paragraphs of Section 8.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.
Section 1.02.Release Date. The obligations of the Collateral Agent to release the Aggregate Requested Release Amount from the Collateral Account pursuant to a Release Request hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

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(a)The Collateral Agent and the Administrative Agent shall have received a duly executed and completed Release Request.
(b)On the relevant Release Date, the Borrower shall be in compliance with the Loan- to-Value Ratio.
(c)The Collateral Agent shall have received the following documents or instruments: (i) each Subsidiary Holdco or Owner Subsidiary pledging the Equity Collateral in an Owner Subsidiary that Owns a Related Pool Aircraft for such Release Date shall have executed and delivered a Grantor Supplement or a Collateral Supplement in respect of such Equity Collateral and, if relevant, a Charge of Shares in respect of such Equity Collateral, (ii) if applicable, each Subsidiary Holdco, Owner Subsidiary or Intermediate Lessee pledging the Equity Collateral in any Intermediate Lessee that leases a Related Pool Aircraft for such Release Date shall have executed and delivered a Grantor Supplement or a Collateral Supplement in respect of such Equity Collateral and, if relevant, a Charge of Shares in respect of such Equity Collateral, (iii) in the case of any Owner Subsidiary or Intermediate Lessee pledging the Equity Collateral in an Owner Subsidiary or Intermediate Lessee, such Subsidiary Obligor shall have executed and delivered an Obligor Assumption Agreement to the Administrative Agent and (iv) confirmation with respect to the International Registry that the Required Cape Town Registrations have been or will promptly thereafter be made.
(d)The Administrative Agent shall have received a favorable written opinion (addressed to each Lender Party and dated such Release Date), in each case with respect to the applicable Relevant Collateral and Pool Aircraft Collateral, of each of (i) Milbank LLP with respect to New York law, and McCann FitzGerald with respect to Irish law, each counsel for the Obligors, substantially in the forms of Exhibits D-2A and D-2B (as applicable) hereto (unless the relevant Release Date is the Effective Date, in which case no additional opinions shall be required under this sub-clause (i)) and (ii) counsel to the Relevant Release Parties in each jurisdiction of organization or incorporation (as applicable) of such Relevant Release Party other than the State of New York or Ireland, if any, with respect to the laws of such jurisdiction, in form and substance reasonably satisfactory to the Administrative Agent. The Obligors request such counsel to deliver such opinions.
(e)The Collateral Agent shall have received UCC Financing Statements from the relevant Subsidiary Holdco (or Owner Subsidiary or Intermediate Lessee), naming such Subsidiary Holdco (or Owner Subsidiary or Intermediate Lessee) as debtor, naming the Collateral Agent (for the benefit of the Secured Parties) as secured party and describing the applicable Equity Collateral in respect of the relevant Owner Subsidiaries, and if applicable, the relevant Intermediary Lessees (such UCC Financing Statements to be reasonably satisfactory to the Collateral Agent).
(f)The Administrative Agent shall have received such documents and certificates relating to the organization, existence and, if applicable, good standing (in each case that is not more than six months old) of the Relevant Release Parties, the authorization of the transactions contemplated by the applicable Loan Documents relating to each of the Relevant Release Parties, the applicable Loan Documents, the applicable Collateral or the transactions contemplated hereby or thereby, all in form and substance reasonably satisfactory to the Collateral Agent and their counsel, including, Organizational Documents, Operating Documents, resolutions and incumbency certificates.
(g)The Administrative Agent shall have received a certificate, dated as of the Release Date and signed by the President, a Vice President or a Financial Officer of AerCap, confirming (x) compliance with the conditions set forth in clauses (j) and (k) of this Section 4.02 and (y) to the extent consistent with Leasing Company Practice, that each of the Related Pool Aircraft is (or

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is in the process of becoming in due course) registered in the country of registration of such Pool Aircraft in the name of the relevant Owner Subsidiary as the owner and lessor (or, if there is an Intermediate Lessee in respect of such Pool Aircraft, the Intermediate Lessee as lessor) of such Related Pool Aircraft if and to the extent customary and applicable in such country (including after giving effect to the Local Requirements Exception) and, to his or her knowledge, there are no Liens in such country in respect of such Related Pool Aircraft (other than Permitted Liens).
(h)There shall have been paid all fees and other amounts due and payable to the Administrative Agent and the Collateral Agent in connection with the transactions contemplated under the Loan Documents on or before the relevant Release Date, including all fees, expenses and other amounts (including the reasonable fees and expenses of legal counsel) due and payable to any other Person pursuant to any other agreement related to the Release Date and the transactions contemplated thereby.
(i)The Administrative Agent and the Collateral Agent shall have received the results of searches with the International Registry with respect to each Related Pool Aircraft, revealing no Liens on any Related Pool Aircraft Collateral, in each case other than Permitted Liens.
(j)The representations and warranties of the Obligors contained in Article 3 of this Agreement and contained in each other Loan Document applicable to such Release Date as provided in Article 3 of this Agreement shall be true and correct on and as of the Release Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.
(k)Immediately after giving effect to the release of such Aggregate Requested Release Amount from the Collateral Account, no Default or Event of Default shall have occurred and be continuing.
(l)The Administrative Agent shall have received evidence reasonably satisfactory to it that each of the Related Pool Aircraft is Owned by an Owner Subsidiary as of the applicable Release Date, including, without limitation, a warranty bill of sale (and, for any Related Pool Aircraft registered with the FAA, an FAA bill of sale) in respect of each Related Pool Aircraft.
(m)The Administrative Agent shall have received three initial Appraisals (to the extent such Appraisals were not delivered to the Administrative Agent on or prior to the Effective Date or under Section 2.10(b)) of each Related Pool Aircraft in form and substance substantially similar to those delivered with respect to the Effective Date or otherwise reasonably satisfactory to it.
(n)The Collateral Agent, for the benefit of the Secured Parties, shall have a first priority perfected security interest in the relevant Collateral (to the extent of the Express Perfection Requirements, subject to any change in law).
(o)The Administrative Agent shall have received insurance certificates and broker’s letters or other evidence reasonably satisfactory to the Administrative Agent confirming that each relevant Transaction Party maintains, or has caused to be maintained, insurance as required by the Security Agreement with respect to the Related Pool Aircraft.
(p)The Administrative Agent shall have received an Obligor Assumption Agreement duly executed and delivered by each Subsidiary Obligor.
Promptly after the Release Date occurs, the Administrative Agent shall notify each other Lender Party and each Borrower Party thereof, and such notice shall be conclusive and binding.

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Without limiting the generality of the provisions of the last paragraph of Section 8.03, for purposes of determining compliance with the conditions specified in this Section 4.02, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Release Date specifying its objection thereto.
Section 1.03.Quiet Enjoyment Letters. Without limiting Section 8.12 of the Security Agreement, if requested by the Borrower in respect of such Release Date or thereafter, the Collateral Agent shall promptly provide a letter (in the form provided to the Collateral Agent by the Borrower) confirming it will comply with the quiet enjoyment requirements and other related requirements specified in the letter (such requirements to be in accordance with, and as set forth in, the relevant Lease or the Security Agreement or otherwise reasonably acceptable to the Administrative Agent) relating to the Lease of the Aircraft that is a Pool Aircraft or that, in connection with a Release Date, will be a Pool Aircraft as of such Release Date. Notwithstanding anything contained herein, the parties hereto hereby confirm and agree that, prior to the date of this Agreement, Citibank, N.A., has, at the request of the Borrower, executed letters and agreements as “Collateral Agent” and as “Administrative Agent” with respect to certain lease agreements that the Borrower anticipated would be Leases, and that Citibank, N.A.’s actions and decisions and other determinations in connection therewith shall be deemed actions and decisions and determinations of the Collateral Agent and the Administrative Agent, respectively, for all purposes of this Agreement and the Security Agreement and that, for the avoidance of doubt, Citibank, N.A., the Collateral Agent and Administrative Agent shall be afforded all of the rights, protections, immunities and indemnities pursuant to Section 9.03 of this Agreement and Section 7.01 of the Security Agreement with respect to such actions and decisions and determinations.
ARTICLE 5
Covenants
Until all the principal of and interest on the Loans and all fees payable hereunder have been paid in full, each Obligor covenants and agrees with each Lender Party that:
Section 1.01.Legal Existence and Good Standing. Except as permitted under Section 2.10 or Section 5.17, such Obligor shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate or trust existence and the rights (charter and statutory) and franchises of each Transaction Party; provided, however, that no Obligor will be required to preserve any such right or franchise if it shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Transaction Party and that the loss thereof is not disadvantageous in any material respect to the Lenders or the Administrative Agent.
Section 1.02.Protection of Security Interest of the Lenders.
(a)Except to the extent not required under the Express Perfection Requirements, the relevant Borrower Party shall deliver to the Collateral Agent such additional supplements to the Security Agreement, charges, consents and other similar instruments, agreements, certificates, opinions and documents (including UCC Financing Statements and charge documents) to effectuate the terms hereof and under and in accordance with the Security Documents and thereby to:
(i)(A) grant, maintain, protect and evidence security interests in favor of the Collateral Agent, for the benefit of the Secured Parties and (B) take all actions necessary

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to perfect security interests in favor of the Collateral Agent in accordance with the laws of the United States, Ireland and any Other Relevant Jurisdiction (or any instrumentality thereof) (including but not limited to the filing of UCC Financing Statements in the appropriate locations, including the District of Columbia, and appropriate offices and registrations and recordings with the Irish Companies Registration Office), in any or all present and future property of each Borrower Party which would constitute Collateral under and in accordance with the terms of the Security Documents prior to the Liens or other interests of any Person, except to the extent Permitted Liens may have priority; and
(ii)otherwise establish, maintain, protect and evidence the rights provided to the Collateral Agent, for the benefit of the Secured Parties, under and in accordance with the terms hereof and of the Security Documents including anything that may be necessary under the laws of the United States, Ireland and any Other Relevant Jurisdiction (or any instrumentality thereof).
(b)No Borrower Party shall change its name, identity or corporate structure (within the meaning of Article 9 of the UCC) unless such Borrower Party shall have given the Collateral Agent at least thirty (30) days’ prior written notice thereof; provided that, upon the Collateral Agent’s request in any case in which, in the Collateral Agent’s reasonable opinion, such change of name, identity or corporate structure would or could make the Security Agreement, the other Security Documents, any filings or registrations or any financing statement or continuation statement filed pursuant to the terms hereof or any other Loan Documents misleading within the meaning of Section 9-402(7) of the UCC or any other applicable law, such Borrower Party shall, within 10 days of any request therefor, file such requested amendments to all previously made filings or registrations and all previously filed financing statements and continuation statements.
(c)Each Borrower Party shall give the Collateral Agent at least thirty (30) days’ prior written notice of any change of such Borrower Party’s jurisdiction of incorporation.
(d)Each Borrower Party shall furnish to the Collateral Agent from time to time such statements and schedules further identifying and describing the Collateral as the Collateral Agent may reasonably request for the purposes described in Section 5.02(a), all in reasonable detail.
Section 1.03.Ownership, Operation and Leasing of Pool Aircraft; Ownership of Borrower and Each Subsidiary Holdco.
(a)No Transaction Party shall:
(i)other than in connection with a sale, transfer or other disposition permitted under Section 5.04, permit any Person other than (x) a Subsidiary Holdco or an Owner Subsidiary (except to the extent of the Local Requirements Exception or as provided in the definition of “Own”) to own beneficially any Pool Aircraft or (y) an Owner Subsidiary (except to the extent of the Local Requirements Exception or as provided in the definition of “Own”) to hold title to any Pool Aircraft (it being understood that in each case described above an Owner Subsidiary may be an Intermediate Lessee);
(ii)other than in connection with a sale, transfer or other disposition permitted under Section 5.04, permit any Person other than a Subsidiary Holdco or another Owner Subsidiary (or in the case of an Intermediate Lessee, another Intermediate Lessee) (in each case, except to the extent of the Local Requirements Exception) to hold any portion of the Equity Interest in any Owner Subsidiary or any Intermediate Lessee; or

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(iii)enforce or amend, replace or waive any term of, or otherwise modify, any Lease with respect to any Pool Aircraft in a manner other than in a manner consistent with Leasing Company Practice;
(b)At all times, (i) AerCap shall directly or indirectly hold 100% of the Equity Interest in the Parent Holdco, (ii) Parent Holdco shall directly hold 100% of the Equity Interests in the Borrower, (iii) the Borrower shall directly hold 100% of the Equity Interests in each Subsidiary Holdco and (iv) a Subsidiary Holdco shall directly hold 100% of the Equity Interests in each Owner SPE and each Intermediate Lessee.
Section 1.04.Limitation on Disposition of Aircraft; Limitation on Disposition of Certain Equity Collateral. Except as expressly provided in Section 2.10 or Section 5.17 or in the Security Agreement, no Transaction Party shall sell, transfer or otherwise dispose of any Pool Aircraft or an Owner Subsidiary unless the requirements in Section 5.16(a) and the Average Age Requirement shall be satisfied after giving pro forma effect to such sale, transfer or other disposition. Except as provided in Section 5.17, Parent Holdco shall not sell, transfer or otherwise dispose of any of its Equity Interest in Borrower. Except after a release of a Subsidiary Holdco, as expressly provided in Section 2.10(i) or as provided in Section 5.17, the Borrower shall not sell, transfer or otherwise dispose of any of its Equity Interest in any Subsidiary Holdco.
Section 1.05.Payment of Taxes or Other Claims. Each Transaction Party will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon such Transaction Party or any of its Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of such Transaction Party or any of its Subsidiaries that is not a Permitted Lien; provided, however, that such Transaction Party shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.
Section 1.06.Representations Regarding Operation. No Transaction Party shall represent or hold out, or consent to any Lessee to represent or hold out, any Lender Party in its capacity as such as (i) the owner or lessor of any PS Pool Aircraft, (ii) carrying goods or passengers on any PS Pool Aircraft or (iii) being in any way responsible for any operation of carriage (whether for hire or reward or gratuitously) with respect to any PS Pool Aircraft.
Section 1.07.Compliance with Laws, Etc. Each Transaction Party shall comply in all material respects with all Requirements of Law (including ERISA or any laws applicable to any Foreign Pension Plan), rules, regulations and orders and (except as otherwise provided herein) preserve and maintain its corporate rights, franchises, qualifications, and privileges except to the extent that the failure so to comply with such laws, rules and regulations or the failure so to preserve and maintain such rights, franchises, qualifications, and privileges is caused by a Third Party Event (and only for so long as the applicable Transaction Party is complying with the requirements of the proviso to the last paragraph of Section 5.20(a)) or would not materially adversely affect the Collateral, the collectability of monies owed under the Leases or the ability of such Obligor to perform its obligations under the Loan Documents.
Without limiting the foregoing, each Transaction Party shall obtain all governmental (including regulatory) registrations, certificates, licenses, permits and authorizations required to be obtained by it in connection with the Loan Documents and for the Pool Aircraft Owned or leased by it, including a current certificate of airworthiness for each Pool Aircraft (issued by the applicable aviation authority and in the appropriate category for the nature of operations of such Pool Aircraft) unless such Pool Aircraft is not subject to a Lease or is undergoing re-registration,

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maintenance or modification or unless the failure to obtain any such governmental registration, certificate, license, permit or authorization would not materially adversely affect the Collateral, the collectability of monies owed under the Leases or the ability of such Obligor to perform its obligations under the Loan Documents, in which case the appropriate governmental (including regulatory) registrations, certificates, licenses, permits and authorizations shall be maintained.
Section 1.08.Notice of Adverse Claim or Loss. AerCap shall notify the Lender Parties promptly after a responsible officer of AerCap obtains knowledge thereof, in writing and in reasonable detail, (i) of any Adverse Claim known to it made or asserted against any of the Pool Aircraft Assets or any of the Collateral, (ii) of the occurrence of any event which would have a material adverse effect on the assignments and security interests granted by the Borrower Parties under any Loan Document, (iii) of any loss, theft, damage, or destruction to any Pool Aircraft if the potential cost of repair or replacement of such asset (without regard to any insurance claim related thereto) may exceed the greater of the damage notification threshold under the relevant Lease and $10,000,000; and (iv) as soon as such Obligor becomes aware of any settlement offer received by such Obligor with respect to any claim of damage or loss in excess of $20,000,000 with respect to a Pool Aircraft.
Section 1.09.Reporting Requirements.
(a)AerCap shall furnish, or cause to be furnished, to the Administrative Agent:
(i)as soon as available and in any event within 95 days after the end of each Fiscal Year, a copy of the audited consolidated financial statements, prepared in accordance with GAAP, for such year of AerCap and its consolidated subsidiaries, certified by any firm of nationally recognized independent certified public accountants;
(ii)as soon as available and in any event within 50 days after the end of each of the first three quarters of each Fiscal Year, with respect to AerCap and its consolidated subsidiaries, unaudited consolidated balance sheets as of the end of such quarter and as at the end of the previous Fiscal Year, and consolidated statements of income for such quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter prepared in accordance with GAAP, certified by the officer in charge of financial matters of AerCap (or AerCap, as applicable) identifying such balance sheets or statements as being the balance sheets or statements of AerCap described in this paragraph (ii) and stating that the information set forth therein fairly presents the financial condition of AerCap and its consolidated subsidiaries as of the last day of such quarter of such Fiscal Year in conformity with GAAP, subject to year-end adjustments and omissions of footnotes and subject to the auditors’ year-end report;
(iii)concurrently with each delivery of financial statements under clause (i) or above, a certificate of a Financial Officer of AerCap (A) certifying as to whether to his or her knowledge an Event of Default has occurred and is continuing and, if an Event of Default has occurred and is continuing, specifying the details thereof and any action taken or proposed to be taken with respect thereto, and (B) stating whether any change in GAAP or in the application thereof has occurred since the date of AerCap’s most recent audited financial statements referred to in Section 3.04 or delivered pursuant to this Section and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;
(iv)as soon as possible and in any event within three Business Days after he or she obtains knowledge of the occurrence and continuance of a Default or an Event of Default (including, for the avoidance of doubt, by receipt of a notice of any default under any Indebtedness which with the passing of time or giving of notice or otherwise could

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reasonably be expected to lead to an Event of Default under Article 6(f)), a written statement of a Financial Officer of AerCap setting forth complete details of such Default or Event of Default, and the action, if any, which the Obligors have taken or propose to take with respect thereto;
(v)promptly, from time to time, subject to applicable confidentiality restrictions (including Section 9.14) and the terms of the Leases, such information, documents, Records or reports respecting the Pool Aircraft, the Leases, the Pool Aircraft Assets or the condition or operations, financial or otherwise, of the Obligors or any of their subsidiaries which the Administrative Agent may, from time to time, reasonably request and which are reasonably available to any Transaction Party (including by making a reasonable request for information, reports or action under any Lease or otherwise from a third party which any Transaction Party is reasonably entitled to make, it being understood that no Transaction Party shall be liable for such third party’s failure to provide such information, reports or action);
(vi)prompt written notice of the issuance by any court or governmental agency or authority of any injunction, order, decision or other restraint prohibiting, or having the effect of prohibiting, the performance of any Obligor’s obligations hereunder or under any other Loan Document, or invalidating, or having the effect of invalidating, any provision of this Agreement, or any other Loan Document, or the initiation of any litigation or similar proceeding seeking any such injunction, order, decision or other restraint, in each case, of which a responsible officer has knowledge;
(vii)a certificate of a Financial Officer in substantially the form of Exhibit G (an “LTV Certificate”) (A) on or prior to each LTV Determination Date; provided that with respect to an LTV Determination Date, (1) to the extent such LTV Certificate provides that an additional Aircraft will be added to the Designated Pool to effect an LTV Cure, and to the extent the Appraisals required to be provided for such Aircraft are not yet available, such LTV Certificate shall describe (and apply for the purposes of the required calculations) the Appraised Values that AerCap estimates in good faith with respect to such Aircraft, noting therein that such Appraisals are not yet available and (2) AerCap shall, promptly after receiving the Appraisals required to be provided for such Aircraft (and in no event later than the addition of such Aircraft to the Designated Pool), provide to the Administrative Agent an updated and completed LTV Certificate with respect to and dated as of the relevant LTV Determination Date; and (B) with respect to an Event of Loss or a Specified Representation Deficiency, within ten Business Days after the Chief Financial Officer’s knowledge thereof a certificate setting forth the effect on the Loan-to-Value- Ratio of such Event of Loss or Specified Representation Deficiency and on the LTV Cure thereof an LTV Certificate with respect thereto; and
(viii)with each LTV Certificate in respect of the Payment Dates occurring in June (other than the first Payment Date and the Final Maturity Date) and December, three Appraisals of each Pool Aircraft from Qualified Appraisers and, at any time during the continuance of an Event of Default, at the request of the Administrative Agent, Appraisals of the Pool Aircraft specified in such request from Qualified Appraisers. Each Appraisal shall be conducted (i) by a Qualified Appraiser, (ii) at the sole cost and expense of the Borrower and (iii) with an “as of” valuation date no more than thirty (30) days prior to the date such Appraisal is furnished.
(b)The Lender Parties are hereby authorized to deliver a copy of any such financial or other information delivered hereunder to any other Lender Party, to any Government Authority having jurisdiction over any such Person or any Transaction Party pursuant to any written request therefor or in the ordinary course of examination of loan files, to any rating

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agency in connection with their respective ratings of commercial paper issued by the Lenders or to any other Person who shall acquire or consider the assignment of, or acquisition of any interest in, any Obligation permitted by this Agreement; provided that such Person (not including any Government Authority or any rating agency) agrees in writing to the confidentiality provisions set forth in Section 9.14.
(c)Documents required to be delivered pursuant to this Section 5.09(a)(i), (ii), (iii), (v), (vii) and (viii) (and other similar documents that are (x) required to be delivered pursuant to the Loan Documents that are certificates or statements provided on scheduled dates, (y) copies of Leases or other Pool Aircraft Collateral documents, (including under Section 5.20(c)) or (z) copies of documents provided after request by a Lender Party) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which AerCap posts such documents on AerCap’s website on the Internet or at a website address provided to the Administrative Agent; or (ii) on which such documents are posted on AerCap’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that AerCap shall deliver (by electronic mail) to the Administrative Agent “pdf” or other electronic format copies of each document (or a link thereto) listed in clauses (i), (ii), (iii), (iv), (vi), (vii) and (viii) of Section 5.09(a) and such other documents as the Administrative Agent requests AerCap to deliver by electronic mail. Notwithstanding anything contained herein, in every instance AerCap shall be required to provide electronic mail “pdf” copies of the certificates required by Section 5.09(a)(iv) and (vi) to the Administrative Agent. Except for the items in subsections (iii) and (vii) of Section 5.09(a), the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by AerCap with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.
AerCap hereby acknowledges that (a) the Administrative Agent and/or an Arranger Entity will make available to the Lenders information provided by or on behalf of AerCap hereunder (collectively, “AerCap Materials”) by posting the AerCap Materials on Debtdomain or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to AerCap or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. AerCap hereby agrees that it will use commercially reasonable efforts to identify that portion of the AerCap Materials that may be distributed to the Public Lenders and that (w) all such AerCap Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking AerCap Materials “PUBLIC”, AerCap shall be deemed to have authorized the Administrative Agent, any Arranger Entity and the Lenders to treat such AerCap Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to AerCap or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent such AerCap Materials constitute Information, they shall be treated as set forth in Section 9.14); (y) all AerCap Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent and an Arranger Entity shall be entitled to treat any AerCap Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”.
Section 1.10.Limitation on Transactions with Affiliates. No Borrower Party shall enter into, renew or extend any transaction after the date hereof (including the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any Affiliate of such

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Borrower Party (other than any Borrower Party or any of its Subsidiaries), except upon terms no less favorable to such Borrower Party than could be obtained, at the time of such transaction or at the time of the execution of the agreement providing therefor, in a comparable arm’s-length transaction with a Person that is not such an Affiliate and pursuant to enforceable agreements. Notwithstanding the foregoing, nothing in this Section shall have the effect of prohibiting any transaction authorized by Section 2.10 or any insurance transaction that is entered into in the ordinary course of business and not for speculative purposes between a Borrower Party and Parent or any Affiliate of Parent.
Section 1.11.Inspections. Not more frequently than one time per calendar year (unless an Event of Default shall have occurred and be continuing), the Administrative Agent, or its agents or representatives, may, upon reasonable notice and during regular business hours, at the Obligor’s expense, which notice shall in no event be less than five Business Days (except if an Event of Default shall have occurred and be continuing), as requested by the Administrative Agent, (i) examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under the control of any Transaction Party and (ii) visit the offices and properties of any Transaction Party, for the purpose of examining such materials described in clause (i) above, and discussing matters relating to the Pool Aircraft Collateral or any Obligor’s performance under the Loan Documents or under the Leases with any appropriate officers or employees of any Transaction Party, having knowledge of such matters.
Section 1.12.Use of Proceeds; Margin Regulations. The proceeds of the Loans will be used (a) to fund a portion of the purchase price payable by AerCap to General Electric Company for the acquisition of GE Capital Aviation Services LLC and (b) for general corporate purposes of AerCap and its subsidiaries. No part of the proceeds of the Loans will be used, directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Federal Reserve Board, including Regulations T, U and X.
Section 1.13.Insurance. Each Transaction Party shall maintain or cause to be maintained insurance covering such risks, and in such amounts as specified in Section 2.16 and Schedule V of the Security Agreement.
Section 1.14.Sanctions and Export Restrictions. Except as permitted under Sanctions after giving effect to any license, waiver, exception or other exemption, no Transaction Party shall, nor shall it authorize or cause any of its subsidiaries to, directly or through a subsidiary as applicable, violate, by leasing an Aircraft or otherwise, (A) applicable Sanctions or applicable export control restrictions, or (B) any Law relating to money laundering, including the Bank Secrecy Act, as amended by the Patriot Act or any implementing regulations thereunder, in each case to the extent applicable to such Transaction Party or subsidiary, as applicable, and the effect of which is to have a Material Adverse Effect or result in a risk of criminal liability to any Lender Party; provided that no breach of this Section 5.14 shall be deemed to have occurred by virtue of a Third Party Event if all affected Pool Aircraft and relevant Owner Subsidiaries are removed as Pool Aircraft and Transaction Parties, respectively, promptly in accordance with the provisions of this Agreement. Each Transaction Party shall, and shall cause any of its subsidiaries to, deliver to the Lenders evidence reasonably requested from time to time by the Lenders as necessary to confirm compliance with this Section.
Section 1.15.Sanctions and Anti-Corruption Laws. No Transaction Party shall, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available any funds to any subsidiary, joint venture partner or other Person (x) to fund any activities or business of or with any Person that is the subject of any Sanctions or in any Prohibited Country, in each case, in violation of applicable Sanctions; (y) in any other manner that will give rise to a violation of Sanctions by any Lender Party participating in the Loans, whether as lender,

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borrower, advisor or otherwise; or (z) in any other manner that would constitute a violation of any Anti-Corruption Laws by any party hereto, including any Lender Party.
Section 1.16.Loan-to-Value Ratio; Average Age.
(a)The Borrower will not permit the Loan-to-Value Ratio on any LTV Determination Date to exceed 75%; provided that no breach of the foregoing shall constitute a Default or Event of Default, except to the extent that the Obligors fail to effect an LTV Cure in respect thereof in accordance with Section 5.16(d).
(b)The Loan-to-Value Ratio shall be tested on the Effective Date, each Release Date, each Payment Date, upon each Removal, upon each Deemed Removal, upon a prepayment under Section 2.06 or Section 9.06, upon an Event of Loss and upon a Specified Representation Deficiency in accordance with Section 2.10(h) (each such date, an “LTV Determination Date”).
(c)In the event that the Loan-to-Value Ratio as of any LTV Determination Date is or will be (as applicable in accordance with Sections 5.16(d), after giving effect to any Removal or Deemed Removal of any Pool Aircraft or Owner Subsidiary or other event that triggered the LTV Determination Date) greater than that permitted pursuant to Section 5.16(a), the Obligors shall be required, in any combination, to (i) prepay all or a portion of the principal amount of the Loans by deposit into the Administrative Agent’s Account, (ii) deposit a cash amount into the Collateral Account, (iii) issue Qualifying Letters of Credit and/or (iv) add Non-Pool Aircraft, in each case such that the Pool Aircraft in the Designated Pool shall be in compliance with Section 5.16(a) after giving pro forma effect to such payment and/or addition (each of (i), (ii), (iii) and (iv), an “LTV Cure”), in an aggregate amount sufficient to cause the Loan-to-Value Ratio, after giving pro forma effect to any LTV Cure, to satisfy the requirements of Section 5.16(a) as of such LTV Determination Date. If the Obligors elect to deposit an amount into the Collateral Account or issue Qualifying Letters of Credit (the “Interim Cash”) in effecting an LTV Cure, then the Obligors will have 180 days from such deposit or issuance to effect an LTV Cure of the type described in clause (i) or (iv) above in an aggregate amount sufficient to cause the Loan-to-Value Ratio, after giving pro forma effect to any LTV Cure not including any Interim Cash, to satisfy the requirements of Section 5.16(a) (an “Interim Cure”). Upon such an Interim Cure being effected and certified by AerCap to the Administrative Agent and the Collateral Agent, at the Borrower’s request, the Collateral Agent shall direct the Securities Intermediary to return the relevant Interim Cash or any specified portion thereof to the Borrower, or shall cancel or reduce the face amount of any Qualifying Letter of Credit, as applicable, in each case as specified by the Borrower. If the Borrower so requests in connection with an Interim Cure, the Collateral Agent shall direct the Securities Intermediary (or the issuing bank of the Qualifying Letter of Credit, subject to the terms thereof) to deposit such portion of the Interim Cash specified by the Borrower in the Administrative Agent’s Account to be applied to prepay a portion of the principal amount of the Loans (provided that the Borrower shall pay any applicable Premium Amount as and to the extent otherwise provided in the definition of the term Premium Amount). If AerCap does not certify to the Administrative Agent and the Collateral Agent that an Interim Cure has otherwise been effected before close of business on the 180th day after the Interim Cash is initially deposited in the Collateral Account (or the Qualifying Letter of Credit is issued), the Borrower shall request the Collateral Agent to direct the Securities Intermediary (or the issuing bank of the Qualifying Letter of Credit, subject to the terms thereof) to deposit such Interim Cash into the Administrative Agent’s Account to be applied to prepay a portion of the principal amount of the Loans (and the Borrower shall pay any Premium Amount, as and to the extent otherwise provided in the definition of the term Premium Amount).
(d)The Obligors shall complete the applicable LTV Cure(s) (i) in connection with any LTV Determination Date relating to any Removal (other than as a result of an event described in the second proviso of Appraised Value that is not a Deemed Removal or a Specified

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Representation Deficiency) or Deemed Removal or that is the Effective Date, on or prior to such LTV Determination Date, (ii) after any other LTV Determination Date (other than in connection with an Event of Loss or a Specified Representation Deficiency), (A) with respect to any LTV Cure consisting of prepayment of the Loans or payment of Interim Cash into the Collateral Account (or issuance of a Qualifying Letter of Credit as Interim Cash), within 10 Business Days following such LTV Determination Date and (B) with respect to any other LTV Cure, within 45 days following such LTV Determination Date and (iii) in the case of an LTV Determination Date in connection with an Event of Loss or a Specified Representation Deficiency, within 180 days following such LTV Determination Date.
Section 1.17.Mergers and Consolidations. None of Parent Holdco, the Borrower, any Subsidiary Holdco, any Owner Subsidiary nor any Intermediate Lessee shall merge or consolidate into another Person unless (i) the capital structure immediately prior to such merger or consolidation would remain unchanged after giving effect to such merger or consolidation such that AerCap would directly or indirectly own 100% of the Equity Interest in Parent Holdco, Parent Holdco would directly own 100% of the Equity Interest in the Borrower, the Borrower would directly own 100% of the Equity Interest in each Subsidiary Holdco and, subject to the Local Requirements Exception, each Subsidiary Holdco would directly (or indirectly via Owner Subsidiaries in which it directly or indirectly owns 100% of the Equity Interests) own 100% of the Equity Interest in each of its applicable Owner Subsidiaries, (ii) the successor Person formed by such consolidation or into which the relevant Transaction Party is merged would be the successor Transaction Party such that, for example, if the Borrower merges into a Delaware partnership, the surviving Delaware partnership would become the Borrower, (iii) such successor Person would be bound to perform all of the obligations and duties of its predecessor entity, (iv) no Default or Event of Default shall have occurred and be continuing after giving effect to such merger or consolidation, (v) the Collateral Agent will continue to have a first priority perfected security interest in all of the Collateral (including 100% of the Equity Interest in each such successor Person other than Parent Holdco) subject to Permitted Liens and to the extent required under the Express Perfection Requirements, and will receive a legal opinion from reputable international counsel to such effect and (vi) the Administrative Agent shall have received a certificate, dated as of the date of such merger or consolidation and signed by the President, a Vice President or a Financial Officer of AerCap confirming that each of preceding conditions (i) through (v) have been satisfied.
Section 1.18.Limitation on Indebtedness and Liens. No Transaction Party (other than AerCap or AerCap Ireland) may incur, create, issue, assume, guarantee or otherwise become liable for or with respect to, or become responsible for, the payment of, contingently or otherwise, whether present or future, any Indebtedness other than (i) in the case of the Obligors, Indebtedness under the Loan Documents; (ii) Indebtedness in respect of guarantees by any Borrower Party of any obligation of any Transaction Party (other than of AerCap or AerCap Ireland); (iii) Leases and obligations to Lessees, trustees and others under the Leases, trust agreements and other documents related thereto, including any Indebtedness owed to any Lessee under any such agreement or the Lease with respect to maintenance contributions, redelivery condition adjustment payments or any other obligation of any Subsidiary Holdco, Intermediate Lessee or Owner Subsidiary to a Lessee (in such capacity); (iv) Indebtedness of any Transaction Party owed to AerCap and Pledged Debt; provided that, no such Indebtedness shall be permitted unless (x) such Indebtedness has been subordinated to the Obligations, (y) in the case of any Pledged Debt Collateral, such Pledged Debt Collateral has been pledged to the Collateral Agent for the benefit of the Secured Parties pursuant to the Security Agreement and the Collateral Agent has a first priority perfected security interest in such Pledged Debt Collateral and (z) in the case of any Pledged Debt Collateral, such Pledged Debt Collateral is evidenced by an Instrument which has been delivered and indorsed to the Collateral Agent; (v) Indebtedness required in connection with repossession of an Aircraft or any engine corresponding to an Aircraft; and (vi) Indebtedness in favor of the issuer of a surety, letter of credit or similar instrument to be obtained

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by any Subsidiary Holdco, Intermediate Lessee or Owner Subsidiary in connection with the repossession or detention of an Aircraft or other enforcement action under a Lease. No Transaction Party (other than AerCap or AerCap Ireland) may directly or indirectly, create, incur, assume or suffer to exist any Lien of any kind on any of its property or assets, except Permitted Liens.
Section 1.19.Limitation on Business Activity. Each Transaction Party (other than AerCap or AerCap Ireland) shall maintain its existence (subject to Section 5.17) as a separate corporation, private company limited by shares, designated activity company, limited liability company, trust or other Person for the sole purpose of (i) in the case of each Owner Subsidiary and each Intermediate Lessee, owning, leasing and disposing of the Pool Aircraft and activities incidental thereto and (ii) in the case of each Borrower Party, holding and disposing of the assets on the terms contemplated to be held hereunder and entering into the Loan Documents and the transactions contemplated thereby and activities incidental thereto, and for no other purpose. Each Transaction Party (other than AerCap or AerCap Ireland) shall observe all trust and corporate formalities necessary to remain a legal entity separate and distinct from, and independent of, AerCap or AerCap Ireland, and in connection therewith shall maintain certain policies and procedures relating to its separateness, including, (x) maintaining its own books, records, accounts and minutes separate from those of AerCap or AerCap Ireland (other than any Transaction Party which is a trust) and (y) maintaining its funds, assets and liabilities separate and distinct from those of AerCap and AerCap Ireland, other Transaction Parties and any other Person, and (z) holding itself out to creditors and the public as a legal entity (other than any trust) separate and distinct from AerCap and AerCap Ireland, other Transaction Parties and any other Person (except for consolidated tax returns (including VAT returns and elections to be disregarded), financial statements and similar reports). Each Transaction Party (other than AerCap or AerCap Ireland) shall not enter into any transactions between another Transaction Party, AerCap or AerCap Ireland, other than on an arm’s length commercial terms basis.
Section 1.20.Operational Covenants.
(a)Operation and Use. Each Borrower Party agrees that no Pool Aircraft will be maintained, used or operated in violation of any law, rule or regulation (including airworthiness directives) of any government or Governmental Authority having jurisdiction over it with respect to such Pool Aircraft or in violation of any airworthiness certificate, license or registration relating to such Pool Aircraft issued by any such government, except for minor violations, and except to the extent any Transaction Party (or, if a Lease is then in effect with respect to such Pool Aircraft, any Lessee of such Pool Aircraft) is contesting in good faith the validity or application of any such law, rule or regulation in any manner that does not involve any material risk of sale, forfeiture or loss of such Pool Aircraft or any material risk of subjecting any Secured Party to criminal liability or materially impair the Liens created by any Security Document; provided that the Transaction Parties shall only be entitled to contest mandatory grounding orders if they (or the applicable Lessee) do not operate such Pool Aircraft during such contest. The Transaction Parties will not operate any Pool Aircraft, or permit any Pool Aircraft to be operated or located, (i) in any area excluded from coverage by any insurance required by the terms of Section 2.16 and Schedule V of the Security Agreement or (ii) in any war zone or recognized or threatened areas of hostilities unless covered by war risk insurance in accordance with Section 2.16 and Schedule V of the Security Agreement, in either case unless indemnified by a Government Authority as provided therein or unless located there due to an emergency or an event outside the Lessee’s control, but only for so long as such emergency or event continues.
Notwithstanding the other provisions of Section 5.07 or this Section 5.20, no breach of Section 5.07 or Section 5.20 shall be deemed to have occurred by virtue of any act or omission of a Lessee or sub-lessee, or of any Person claiming by or through a Lessee or a sub-lessee, or of any Person which has possession of the Pool Aircraft or any engine for the purpose of repairs,

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maintenance, modification or storage, or by virtue of any requisition, seizure, or confiscation of the Pool Aircraft, or otherwise) (each, a “Third Party Event”); provided that actions taken by AerCap or the Owner Subsidiary or Intermediate Lessee which is the lessor or owner of such Pool Aircraft with respect thereto are in accordance with Leasing Company Practice (taking into account, inter alia, the laws of the jurisdictions in which the Pool Aircraft are located).
(b)Registration. Each Borrower Party shall cause each Pool Aircraft to become (or be in the process of becoming in due course) and remain duly registered, under the laws of a country or jurisdiction that is not a Prohibited Country or that is the country in which such Pool Aircraft is registered as of the date hereof, in the name of the relevant Owner Subsidiary and reflecting the applicable Owner Subsidiary (or, if applicable, the applicable Intermediate Lessee) as lessor, in each case, if and to the extent so permitted under the applicable registry and subject to the Local Requirements Exception and to the extent consistent with Leasing Company Practice; provided that a Pool Aircraft may be unregistered for a temporary period in connection with modification or maintenance of such Pool Aircraft. The Administrative Agent and the Collateral Agent each agree that it will cooperate with the relevant Transaction Party in changing the state of registration of any Pool Aircraft at the cost of the relevant Transaction Party and as the relevant Transaction Party may request, provided that such request does not conflict with any Obligor’s obligations under the Loan Documents. In connection with the registration or reregistration of any Pool Aircraft in any country, any value added tax, customs duty, tariff or other similar government charge or tax relating to the change in jurisdiction or registration of such Aircraft shall have been paid in full (or arrangements shall have been made for such amounts to be timely paid).
(c)Extension, Amendment or Replacement of Leases. Promptly following the effectiveness of any material amendment, supplement or waiver, or renewal, extension or replacement Lease, of any existing Lease in respect of a Pool Aircraft, and subject to the provisions of Section 9.14, the Borrower Parties shall comply with the provisions of Sections 2.06, 2.07 and 2.09 of the Security Agreement, as applicable, and shall deliver the following to the Collateral Agent:
(i)certificates of insurance from qualified brokers of aircraft insurance (or other evidence reasonably satisfactory to the Administrative Agent), evidencing all insurance required to be maintained by the applicable Lessee, together with the endorsements required pursuant to Section 5.13 of this Agreement and Schedule V of the Security Agreement;
(ii)promptly and in any case within 30 days of the effectiveness of the leasing of such Pool Aircraft, a copy of such Lease, and an amended and restated Schedule 3.17(b) incorporating all information required under such schedule with respect to such replacement;
(iii)with respect to any replacement Lease, copies of such legal opinions with regard to compliance with the registration requirements of the relevant jurisdiction, enforceability of such Lease and such other matters customary for such transactions, in each case to the extent that receiving such legal opinions is consistent with Leasing Company Practice; and
(iv)a copy of each material amendment, supplement or waiver to a Lease relating to a Pool Aircraft.

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ARTICLE 6
Events of Default
If any of the following events (“Events of Default”) shall occur:
(a)the Borrower shall fail to pay any principal of the Loans when the same shall become due;
(b)the Borrower shall fail to pay when due any interest on the Loans and such failure shall continue unremedied for a period of three Business Days, or the Borrower shall fail to pay when due any fee or other amount (except an amount referred to in clause (a) above) payable under any Loan Document, and such failure shall continue unremedied for a period of seven Business Days after demand upon or other notice to such Borrower;
(c)any representation, warranty or certification made or deemed made by or on behalf of any Transaction Party in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made and the adverse effect thereof, if capable of being remedied, shall continue unremedied for a period of 30 days after the date on which the Borrower shall have received written notice thereof from the Administrative Agent (which notice may be given by the Administrative Agent, and will be given by the Administrative Agent at the request of the Required Lenders, during the continuance of such Default);
(d)any Obligor shall fail to observe or perform in any material respect (or, in the case of any such covenant or agreement already qualified by materiality, in any respect) any covenant or agreement contained in Sections 5.01, 5.04, 5.13, 5.16(d) or 5.17;
(e)any Obligor shall fail to observe or perform in any material respect (or, in the case of any such covenant or agreement already qualified by materiality, in any respect) any covenant or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) above), and such failure shall continue unremedied for a period of 60 days (or, if AerCap failed to give notice of such noncompliance or nonperformance pursuant to Section 5.09(a)(iv) within three Business Days after obtaining knowledge thereof, 60 days minus the number of days elapsed between the date a Financial Officer of AerCap obtained such knowledge and the date AerCap gives the notice pursuant to Section 5.09(a)(iv), but in no event less than three Business Days) after the Borrower shall have received written notice thereof from the Administrative Agent (which notice may be given by the Administrative Agent, and will be given by the Administrative Agent at the request of the Required Lenders, during the continuance of such Default);
(f)default under any mortgage, indenture or instrument under which there is issued, or which secures or evidences, any indebtedness for borrowed money of the Borrower or any other Obligor now existing or hereinafter created, which default shall constitute a failure to pay any amount of principal of such indebtedness in an amount exceeding $200,000,000 when due and payable (other than as a result of acceleration), after expiration of any applicable grace period with respect thereto, or shall have resulted in an aggregate principal amount of such indebtedness exceeding $200,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged or such acceleration having been rescinded or annulled within a period of 30 days after there has been given a written notice to the Borrower by the Administrative Agent or to the Borrower and the Administrative Agent by Lenders holding at least 25% in principal amount of the Loans at the time outstanding, specifying such default with respect to the

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other indebtedness and requiring such Obligor to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a “Notice of Default” hereunder;
(g)an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Transaction Party or its debts, or of a substantial part of its assets, under any applicable Federal, state or other bankruptcy (faillite), insolvency, judicial liquidation (liquidation judiciaire), composition with creditors (concordat préventif de faillite), reprieve from payment (sursis de paiement), controlled management (gestion contrôlée), receivership, examinership or similar law (including under the laws of Ireland) now or hereafter in effect or (ii) the appointment of a receiver, examiner, trustee, custodian, sequestrator, conservator commissaire, commissaire surveillant, juge-commissaire, liquidateur, curateur or similar official (including under the laws of Ireland) for any Transaction Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;
(h)any Transaction Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization, examinership or other relief under any Federal, state or foreign bankruptcy(faillite), insolvency, judicial liquidation (liquidation judiciaire), composition with creditors (concordat préventif de faillite), reprieve from payment (sursis de paiement), controlled management (gestion contrôlée), receivership, examinership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g) above, (iii) apply for or consent to the appointment of a receiver, examiner, trustee, custodian, sequestrator, conservator, commissaire, commissaire surveillant, juge-commissaire, liquidateur, curateur or similar official for any Transaction Party or for a substantial part of its respective assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) have its board of directors or managers vote to approve any action for the purpose of effecting any of the foregoing;
(i)any Transaction Party shall become unable, admit in writing its inability or fail generally, to pay its debts as they become due;
(j)one or more judgments for the payment of money in an aggregate amount exceeding $200,000,000 not covered by insurance shall be rendered against any Transaction Party and shall remain undischarged or not paid for a period of 60 consecutive days during which time such judgment shall not be appealed and execution shall not be effectively stayed, vacated or bonded (or such longer period during which there is no reasonable risk of a judgment creditor attaching or levying upon any Collateral or Pool Aircraft Collateral to enforce any such judgment to the extent not a Permitted Lien);
(k)any Lien purported to be created under any Security Document shall be asserted by any Transaction Party not to be, a valid and perfected Lien (to the extent required under the Express Perfection Requirements) on any Collateral with the same priority as and to the extent provided for under the applicable Security Documents except as a result of a sale, release or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents; or
(l)an ERISA Event shall have occurred that when taken either alone or together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect;

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then, and in every such event (except an event with respect to any Transaction Party described in clause (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to AerCap, (i) if such notice shall have been delivered prior to the making of the Loans, declare the Commitments to be terminated or (ii) if such notice shall have been delivered after the making of the Loans, declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Obligors accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are waived by the Borrower; and in the case of any event with respect to any Borrower Party described in clause (g) or (h) above, (1) if such event shall have occurred prior to the making of the Loans, the Commitments shall automatically be terminated and (2) if such event shall have occurred after the making of the Loans, the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Obligors accrued hereunder, shall automatically become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are waived by the Obligors.
ARTICLE 7
Guaranty
Section 1.01.Guaranty. Each Obligor (which term when used with reference to a Person providing a guaranty under this Article 7 excludes the Borrower) hereby jointly and severally guarantees the punctual payment in full when due upon the expiration of any applicable remedial period, whether at scheduled maturity or by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a) or any other applicable law (including under the laws of Ireland)), of the Guaranteed Obligations. Without limiting the generality of the foregoing, the liability of each Obligor shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Obligor to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, examinership or similar proceeding involving such Obligor.
Section 1.02.Contribution. Subject to Section 7.03, each Obligor hereby unconditionally agrees that in the event any payment shall be required to be made to any Secured Party under this Article 7, such Obligor in its capacity as such will contribute, to the maximum extent permitted by law, such amounts to each other Obligor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.
Section 1.03.Guaranty Absolute. Each Obligor guarantees that its Guaranteed Obligations will be paid in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The Obligations of each Obligor under or in respect of this Article 7 are independent of the Guaranteed Obligations or any other Obligations of any other Obligor under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Obligor to enforce this Article 7, irrespective of whether any action is brought against any other Obligor or whether any other Obligor is joined in any such action or actions. The liability of each Obligor under this Article 7 shall be irrevocable, absolute and unconditional, joint and several, and each Obligor hereby irrevocably waives any defenses (other than payment in full of the Guaranteed Obligations and except in respect of a Defaulting Lender) it may now have or hereafter acquire in any way relating to, any or all of the following:

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(a)any lack of value, genuineness, validity, regularity or enforceability of any obligations under any Loan Document or any agreement or instrument relating thereto;
(b)any change in the time, manner or place of payment of, or in any other term of, all or any of its Guaranteed Obligations or any other Obligations of any Obligor under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in its Guaranteed Obligations resulting from the extension of additional credit to any Obligor or any of its subsidiaries or otherwise or any Benchmark Replacement Confirming Changes or any other modifications or other amendments delivered or otherwise implemented or effected (automatically or otherwise) in accordance with or in furtherance of Section 2.12 above;
(c)any taking, exchange, release or non-perfection of security interest in or Lien on any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of its Guaranteed Obligations;
(d)any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of its Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of its Guaranteed Obligations or any other Secured Obligations of any Obligor under the Loan Documents or any other assets of any Obligor or any of its subsidiaries;
(e)any change, restructuring or termination of the corporate structure or existence of any Obligor or any of its subsidiaries;
(f)any failure of any Secured Party to disclose to any Obligor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Obligor now or hereafter known to such Secured Party (each Obligor waiving any duty on the part of the Secured Parties to disclose such information);
(g)the failure of any other Person to execute or deliver any other guaranty or agreement or the release or reduction of liability of any other guarantor or surety with respect to its Guaranteed Obligations; or
(h)any other circumstance or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Obligor or any guarantor or surety other than satisfaction in full of the Obligations.
This Article 7 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of such Obligor’s Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of any Obligor or otherwise, all as though such payment had not been made.
In furtherance of the foregoing and without limiting the generality thereof, each Obligor agrees as follows:
(i)the obligation pursuant to this Article 7 is a guaranty of payment when due and not of collectability, and is a primary obligation of each Obligor and not merely a contract of surety;
(ii)the obligations of each Obligor hereunder are independent of the obligations of the Borrower and the obligations of any other guarantor (including any other Obligor) of the obligations of the Borrower, and a separate action or actions may be brought and prosecuted against such Obligor whether or not any action is brought against

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the Borrower or any of such other guarantors and whether or not the Borrower is joined in any such action or actions;
(iii)payment by any Obligor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Obligor’s liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if the Administrative Agent is awarded a judgment in any suit brought to enforce any Obligor’s covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Obligor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Obligor, limit, affect, modify or abridge any other Obligor’s liability hereunder in respect of the Guaranteed Obligations;
(iv)any Secured Party, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Obligor’s liability hereunder, from time to time, with the consent of the relevant Borrower Parties where applicable or required, may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Obligor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Secured Party in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Secured Party may have against any such security, in each case as such Secured Party in its discretion may determine consistent herewith and any Security Document including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Obligor against any other creditor or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Loan Documents; and
(v)this Article 7 and the obligations of Obligors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including the occurrence of any of the following, whether or not any Obligor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Loan Documents or any agreement

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or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or such Loan Document or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Loan Documents or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Secured Party might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Secured Party’s consent to the change, reorganization or termination of the corporate structure or existence of the Borrower and any of its subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set-offs or counterclaims which the Borrower may allege or assert against any Secured Party in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Obligor as an obligor in respect of the Guaranteed Obligations.
Section 1.04.Waiver and Acknowledgments. Each Obligor hereby waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of its Guaranteed Obligations and this Article 7 and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Obligor or any other Person or any Collateral.
(b)Each Obligor hereby unconditionally and irrevocably waives any right to revoke this Article 7 and acknowledges that this Article 7 is continuing in nature and applies to all of its Guaranteed Obligations, whether existing now or in the future.
(c)Each Obligor hereby unconditionally and irrevocably waives any defense (i) arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Obligor or other rights of such Obligor to proceed against any of the other Obligors, any other guarantor or any other Person or any Collateral; (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Obligor under this Article 7 (except for payment and except as against a Defaulting Lender); (iii) arising by reason of the incapacity, lack of authority or any disability or other defense of the Borrower or any Obligor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Borrower or any Obligor from any cause other than payment in full of the Guaranteed Obligations; (iv) based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (v) based upon any Secured Party’s errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to bad faith; (vi) based on any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor’s obligations hereunder; (vii) promptness, diligence and any requirement that any Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto; and

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(viii) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.
(d)Each Obligor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to such Obligor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Borrower Party or any of its subsidiaries now or hereafter known by such Secured Party.
(e)Each Obligor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Article 7 are knowingly made in contemplation of such benefits.
Section 1.05.Subrogation. Each Obligor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against any other Obligor or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Obligor’s Guaranteed Obligations under or in respect of any Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against any other Obligor or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any other Obligor or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of such Obligor’s Guaranteed Obligations and all other amounts payable under this Article 7 shall have been paid in full in cash, it being understood that payments in respect of inter-company indebtedness, dividends, capital contributions, servicing arrangements, tax-sharing agreements or other similar matters not prohibited by Article 5 exclusively among the Obligors (and the other Transaction Parties) are not prohibited under this Section 7.05 unless an Event of Default has occurred and is continuing. If any amount shall be paid to any Obligor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Article 7, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Obligor and shall forthwith be paid or delivered to the Administrative Agent (for the account of the relevant Secured Parties) in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to such Obligor’s Guaranteed Obligations and all other amounts payable by it under this Article 7, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any of such Obligor’s Guaranteed Obligations or other amounts payable by it under this Article 7 thereafter arising. If all of the Guaranteed Obligations and all other amounts payable under this Article 7 shall have been paid in full in cash, the Secured Parties will, at any Obligor’s request and expense, execute and deliver to such Obligor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Obligor of an interest in the Guaranteed Obligations resulting from such payment made by such Obligor pursuant to this Article 7.
Section 1.06.[Reserved.]
Section 1.07.No Waiver; Remedies. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

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Section 1.08.Continuing Guarantee. The guarantee in this Article 7 is a continuing guarantee and shall (a) remain in full force and effect until the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Article 7, and (b) inure to the benefit of and be enforceable by the Secured Parties and their permitted successors, transferees and assigns. No Obligor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Administrative Agent.
Section 1.09.Subordination of Certain Intercompany Indebtedness. Each Obligor hereby agrees that any obligations owed to it by another Transaction Party shall be subordinated to the Obligations of such Obligor and that any indebtedness owed to it by another Transaction Party shall be subordinated to the Obligations of such other Obligor, it being understood that such Obligor or such other Transaction Party, as the case may be, may make payments on inter-company indebtedness, dividends, capital contributions, servicing arrangements, tax-sharing agreements or other similar matters not prohibited by Article 5 unless an Event of Default has occurred and is continuing.
Section 1.10.Limit of Liability. Each Obligor shall be liable only for Guaranteed Obligations aggregating up to the largest amount that would not render its Guaranteed Obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any other applicable law (including under the laws of Ireland).
(b)In the event that the direct or indirect assets of any Obligor incorporated under the laws of Ireland are insufficient to pay in full all claims made by the Secured Parties in respect of Guaranteed Obligations of such Obligor, then the Secured Parties shall have no further claim against such Obligor with respect to its Guaranteed Obligations for amounts that exceed its direct or indirect assets at such time.
Section 1.11.Release. Upon the release of an Obligor as provided in Section 2.10(d), (g) or (i) hereof, the obligations of such Obligor under this Article 7 and under the other Loan Documents shall concurrently therewith automatically be deemed released, discharged and terminated.
Section 1.12.No Collateral. For purposes of clarification, the parties hereto acknowledge and agree that neither of AerCap nor AerCap Ireland is a “Grantor” under the Security Documents and neither of AerCap nor AerCap Ireland has granted or is obligated under the Loan Documents to grant a Lien on any property or other assets of AerCap or AerCap Ireland.
ARTICLE 8
Agents
Section 1.01.Appointment and Authority. Each of the Lenders hereby irrevocably appoints Citibank, N.A. to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except as provided herein, the provisions of this Article are solely for the benefit of the Agents and the Lenders, and neither the Borrower nor any other Transaction Party shall have rights as a third party beneficiary of any of such provisions.
(b)In performing its functions and duties hereunder, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for any Transaction Party.

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Section 1.02.Rights as a Lender. Each Person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as an Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with AerCap or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.
Section 1.03.Exculpatory Provisions. Each Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, each Agent:
(a)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, and shall not have, by reason hereof or any of the other Loan Documents, a fiduciary relationship in respect of any Lender;
(b)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Loan Document or applicable law; and
(c)shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to AerCap or any of its Affiliates that is communicated to or obtained by the Person serving as such Agent or any of its Affiliates in any capacity.
No Agent shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 8.02 and Article 5) or (ii) in the absence of its own gross negligence or willful misconduct. Each Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Agent by AerCap, the Borrower or a Lender.
No Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth anywhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent.
No Agent shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement or any other Loan Document, or to institute, conduct or defend any litigation under this Agreement or any other Loan Document or in relation hereto or thereto, at the request, order or direction of any of the Secured Parties, pursuant to the provisions of this Agreement, unless such Secured Party shall have offered to such Agent reasonable security or indemnity

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reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.
No Agent shall be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require any Agent to perform, or be responsible or liable for the manner of performance of, any obligations of any Grantor under any of the Loan Documents.
Section 1.04.Reliance by each Agent. Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. Each Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
Section 1.05.Delegation of Duties. Each Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all of their duties and exercise their rights and powers by or through their respective Representatives. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Representatives of any Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent.
Section 1.06.Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the Borrower’s consent with respect to any such successor proposed within the first 30 days after receipt of such notice of resignation and thereafter in consultation with the Borrower if no Event of Default has occurred and is continuing, to appoint a successor, which shall be a bank that is a national banking association or a bank organized under the laws of a state of the United States, or a branch in the United States of a bank that is not a national banking association or a bank organized under the laws of a state of the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Administrative

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Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Representatives in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.
Section 1.07.Non-Reliance on Agents and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon any Agent or any Lender or any of their Representatives and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any Lender or any of their Representatives and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
Section 1.08.No Other Duties, etc. Anything herein to the contrary notwithstanding, none of the Arranger Entities listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as an Agent or a Lender hereunder,
Section 1.09.Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Obligor, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise
(a)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.07 and 9.03) allowed in such judicial proceeding; and
(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.07 and 9.03.

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Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.
Section 1.10.Collateral and Guaranty Matters. The Lenders irrevocably authorize the Administrative Agent to, and the Administrative Agent shall, release any Obligor from its obligations under Article 7 if such Person ceases to be an Obligor as a result of a transaction permitted hereunder.
Section 1.11.Erroneous Payments.
(a)If the Administrative Agent (x) notifies a Lender Party or Secured Party, or any Person who has received funds on behalf of a Lender Party or Secured Party (any such Lender Party or Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under Section 8.11(b) below) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender Party or Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 8.11(a) and held in trust for the benefit of the Administrative Agent, and such Lender Party or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this Section 8.11 shall be conclusive, absent manifest error.
(b)Without limiting Section 8.11(a), each Lender Party or Secured Party or any Person who has received funds on behalf of a Lender Party or Secured Party (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender Party or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

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(i)it acknowledges and agrees that (A) in the case of Section 8.11(b)(x) or 8.11(b)(y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding 8.11(b)(z)), in each case, with respect to such payment, prepayment or repayment; and
(ii)such Lender Party or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding Sections 8.11(b)(x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 8.11(b).
For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 8.11(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 8.11(a) or on whether or not an Erroneous Payment has been made.
(c)Each Lender Party or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender Party or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender Party or Secured Party under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under Section 8.11(a).
(d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with Section 8.11(a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to the Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (B) the Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, (D) the Administrative Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous

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Payment Deficiency Assignment, and (E) the Administrative Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement.
(ii)Subject to Section 8.11(d)(i) (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Administrative Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by the Administrative Agent) and (y) may, in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Lender from time to time.
(e)The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender Party or Secured Party, to the rights and interests of such Lender Party or Secured Party, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Loan Parties’ Secured Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Secured Obligations in respect of Loans that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Secured Obligations owed by the Borrower or any other Loan Party; provided that this Section 8.11(e) shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, Sections 8.11(d)(ii)(x) and 8.11(d)(ii)((y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower for the purpose of making such Erroneous Payment.
(f)To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.
(g)Each party’s obligations, agreements and waivers under this Section 8.11(g) shall survive the resignation or replacement of the Administrative Agent, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Secured Obligations (or any portion thereof) under any Loan Document.

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Section 1.12.Certain ERISA Matters.
(a)Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger Entity and their respective Affiliates and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Obligor, that at least one of the following is and will be true:
(i)such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement,
(ii)the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,
(iii)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84- 14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or
(iv)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent or any Arranger Entity, in their sole discretion, and such Lender.
(b)In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger Entity and their respective Affiliates and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Obligor, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

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ARTICLE 9
Miscellaneous
Section 1.01.Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)if to any Obligor, the Administrative Agent or the Collateral Agent to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 9.01; and
(ii)if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.
Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).
(b)Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent. Each of the parties acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. In consideration for the convenience and other benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Lenders and each Obligor hereby approves distribution of notices and other communications to the Lenders hereunder through the Platform and understands and assumes the risks of such distribution. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.
Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
Notwithstanding anything to the contrary herein or in any other Loan Document, each and every notice and request that is to be delivered by the Borrower hereunder or under any other Loan Document may be issued and delivered by AerCap on behalf of the Borrower.

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(c)The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF AERCAP MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM AERCAP MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH AERCAP MATERIALS OR THE PLATFORM. In no event shall any Agent or any of its Affiliates and their respective partners, directors, officers, employees, agents, trustees and advisors (collectively, the “Agent Parties”) have any liability to AerCap, the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or any Agent’s transmission of AerCap Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to AerCap, the Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).
(d)Change of Address, Etc. Each of the Obligors and each Agent may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities laws, to make reference to AerCap Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.
(e)Reliance by Agents and Lenders. The Agents and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent, each Lender and the Representatives of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with each Agent may be recorded by such Agent, and each of the parties hereto hereby consents to such recording.
Section 1.02.Waivers; Amendments. No failure or delay by any Lender Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of

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the Lender Parties under the Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Obligor therefrom shall in any event be effective unless the same shall be permitted by subsection (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of the Loans shall not be construed as a waiver of any Default, regardless of whether any Lender Party had notice or knowledge of such Default at the time.
(b)No Loan Document or provision thereof may be waived, amended or modified except, in the case of this Agreement, by an agreement or agreements in writing entered into or consented to by the Borrower and the Administrative Agent (acting at the direction of the Required Lenders) or, in the case of any other Loan Document, by an agreement or agreements in writing entered into by the parties thereto with the written consent of the Administrative Agent (acting at the direction of the Required Lenders); provided that without the consent of each affected Lender, no such agreement shall have the effect of (i) increasing the Commitments of such affected Lender; (ii) reducing the amount of principal, interest or fees owing to such affected Lender; and (iii) changing the scheduled times or dates for payment of principal or interest to such affected Lender (it being agreed that prepayments or repayments required under Section 2.06 are excluded from this requirement); provided further that without the consent of all of the Lenders, no such agreement shall have the effect of (i) changing the Loan-To-Value Ratio that is required to be maintained, (ii) releasing all or substantially all of the Collateral prior the repayment of the Loans in full, (iii) releasing an Obligor from its obligations under the Loan Documents except as permitted by (and in accordance with) Section 2.10 or Article 7 or the Security Agreement or amending the terms of such provisions that permit such release, (iv) amending the definition of Required Lenders and (v) amending clause (p) of the definition of Permitted Liens; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Collateral Agent without such Person’s prior written consent. Any purported waiver, amendment or other modification of any Loan Document or any provision thereof that does not comply with this Section 9.02(b) shall be null and void and of no legal effect. Notwithstanding the foregoing, the Administrative Agent or the Collateral Agent may enter into with the Borrower (in the case of this Agreement) and the relevant Transaction Parties party thereto (in the case of any other Loan Document) any amendment, supplement or modification of a Loan Document without the consent of any Lender to (a) evidence the succession of a Person to any Transaction Party and the assumption by such successor of the covenants of such Transaction Party in any Loan Document, (b) add to the covenants of any Transaction Party in any Loan Document for the benefit of the Lenders or surrender any right or power conferred upon a Transaction Party in any Loan Document, (c) add any additional Events of Default, (d) provide additional collateral as security for the Guaranteed Obligations, (e) evidence the release of Liens on the Collateral as permitted by (and in accordance with) Section 2.10 hereof or Section 7 of the Security Agreement, (f) add a Transaction Party or release a Transaction Party from its obligations under the Loan Documents as permitted by (and in accordance with) Section 2.10 or Article 7, (g) evidence and provide for the acceptance of appointment hereunder by a successor Administrative Agent in accordance with Article 8 or (h) correct drafting errors in the Loan Documents.
(c)Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) neither of the Commitment and the principal amount of the Loans of any Defaulting Lender may be increased or extended, and the maturity of any Loans of any Defaulting Lender may not be extended, in each case without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected

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Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.
Section 1.03.Expenses; Indemnity; Damage Waiver. The Borrower agrees to pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Collateral Agent in connection with the conditions precedent to each Release Date, the administration of this Agreement and the other Loan Documents, and any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) including in each case the reasonable fees, charges and disbursements of counsel engaged by the Administrative Agent or the Collateral Agent (including the allocated fees of in- house counsel) (except as expressly set forth in the Fee Letter), and (ii) any out-of-pocket expenses incurred by the Administrative Agent or the Collateral Agent (including the allocated fees of in- house counsel) while a Default is in existence, and any out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent or any Lender (including the allocated fees of in-house counsel) while an Event of Default is in existence, in connection with the enforcement, protection or restructuring of its rights in respect of any Loans or any Loan Documents and out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of any Loans or any Loan Documents, including in each case the fees, charges and disbursements of counsel, accountants, financial advisers and other experts engaged by such Person (including the allocated fees of in-house counsel) (except as expressly set forth in the Fee Letter).
(b)The Borrower agrees to indemnify each Lender Party and each of their respective Representatives (each such Person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements (exclusive however of Taxes, other than any Taxes that represent losses, claims, damages, liabilities and related expenses arising from any non-Tax claim), incurred by or asserted against any Indemnitee arising out of, in any way connected with or as a result of any claim, litigation, investigation or proceeding, whether or not any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by the Borrower, any other Obligor or any of their respective Affiliates) relating to:
(i)the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, or any amendment, supplement or waiver thereto, the performance by the parties thereto of their respective obligations thereunder or the consummation of the transactions contemplated thereby,
(ii)the use of the proceeds of the Loans; or
(iii)any actual or alleged presence or release of Hazardous Materials on any property currently or formerly owned, leased, operated or used by any Obligor or any of its Subsidiaries, or any Environmental Liability related in any way to any Obligor or any of its Subsidiaries;
provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.
If any Indemnitee is entitled to indemnification under this Section 9.03 with respect to any action or proceeding, the relevant Obligor will be entitled to assume the defense of any such action or proceeding with counsel reasonably satisfactory to the Indemnitee. Upon assumption by such Obligor of the defense of any such action or proceeding, the Indemnitee will have the right to participate in such action or proceeding and to retain its own counsel but such Obligor

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will not be liable for any legal expenses of other counsel subsequently incurred by such Indemnitee in connection with the defense thereof unless (i) such Obligor has agreed to pay such fees and expenses, (ii) such Obligor will have failed to employ counsel reasonably satisfactory to the Indemnitee in a timely manner or (iii) the Indemnitee will have been advised by counsel that there are actual or potential conflicts of interest between any Obligor and the Indemnitee, including situations in which there are one or more legal defenses available to the Indemnitee that are different from or additional to those available to any Obligor, except that to the extent (x) there is more than one claim and (y) each actual or potential conflict of interest applies to fewer than all of such claims and can be isolated by separating into separate lawsuits or proceedings such claims in which an actual or potential conflict of interest arises (with respect to which lawsuits or proceedings such Obligor will be responsible for legal expenses of the Indemnitee’s counsel) from those in which no actual or potential conflict of interest arises (with respect to which lawsuits or proceedings such Obligor will not be responsible for legal expenses of the Indemnitee’s counsel). No Obligor will consent to the terms of any compromise or settlement of any action defended by any Obligor in accordance with the foregoing without the prior consent of the applicable Indemnitees, provided that such consent of the applicable Indemnitees shall not be unreasonably withheld if such compromise or settlement (i) includes an unconditional release of such Indemnitees from all liability arising out of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnitee. Similarly, if the applicable Obligor has notified the relevant Indemnitees that such Obligor intends to assume the defense of the relevant claim, no Indemnitee will compromise or settle any claim (other than a claim not being defended by the relevant Obligors pursuant to clause (iii) above) without the prior consent of the relevant Obligor, such consent not to be unreasonably withheld.
An Indemnitee must provide reasonably prompt notice (and in any event within 60 days of such Indemnitee receiving notice thereof) to the applicable Obligor of any claim for which indemnification is sought, provided that the failure to provide notice shall only limit the indemnification provided hereby to the extent of any incremental expense or actual prejudice as a result of such failure.
(c)No Obligor shall assert, and it waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated by the Loan Documents, the Loans or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.
(d)The provisions of Section 2.08 and this Section 9.03 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby and thereby, the repayment of the Loan, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of any Lender Party. All amounts due under this Section 9.03 shall be payable not later than ten Business Days after written demand therefor.
(e)To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to any Agent (or any

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sub-agent thereof) or any Representative thereof, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Representative, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the applicable Agent (or any such sub-agent) in its capacity as such, or against any Representative of any of the foregoing acting for the Administrative Agent (or any such sub- agent) in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.09(f).
(f)To the extent that any payment by or on behalf of the Borrower is made to any Lender Party, or any Lender Party exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Lender Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (i) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (ii) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (ii) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.
(g)The agreements in this Section shall survive the resignation of any Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.
Section 1.04.Successors and Assigns. The provisions of this Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) other than as provided in Section 2.10 or Section 5.17 hereof, the Borrower may not assign, delegate or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign, delegate or otherwise transfer its rights or obligations hereunder except in accordance with Section 9.05. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (except the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly provided herein, the Representatives of the Lender Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement.
Section 1.05.Assignments by Lenders. Any Lender may at any time assign to one or more assignees that meets the requirements to be an assignee under this Section 9.05 all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i)Minimum Amounts.
(A)in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or

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in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount restrictions shall apply; and
(B)in any case not described in clause (i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $1,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.
(ii)Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned.
(iii)Required Consents. No consent, acknowledgment or agreement, shall be required for any assignment except to the extent required by subsection (a)(i)(B) of this Section and, in addition:
(A)the consent of the Borrower (such consent not to be unreasonably withheld or delayed and which will (subject to the proviso below) be deemed given unless, within ten (10) Business Days after the Borrower’s receipt of the request for such consent, the Borrower notifies the assigning Lender that the Borrower does not so consent) shall be required for any assignment to any Person unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to an Arranger Entity, a Lender, an Affiliate of a Lender or an Approved Fund; provided that (i) such Person shall not be engaged primarily in the aircraft leasing business or aviation advisory business or be an air carrier and (ii) if such Person has an Affiliate that is engaged primarily in the aircraft leasing business or aviation advisory business or is an air carrier then the deemed consent referenced above shall not apply and instead the affirmative consent of the Borrower shall be obtained prior to any assignment to such Person; and
(B)the acknowledgment or agreement of the Administrative Agent (such acknowledgment or agreement not to be unreasonably withheld or delayed) shall be required if such assignment is not by an Arranger Entity or is to a Person that is not an Arranger Entity, a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender.
(iv)Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent and the Borrower an Assignment and Assumption for countersignature by both the Administrative Agent and the Borrower, together with a processing and recordation fee to the Administrative Agent in the amount

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of $3,500; provided, however, that (x) the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment and (y) for the avoidance of doubt, neither the Borrower nor any Obligor will be obligated to pay all or any portion of such processing and recordation fee. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Each assignee shall provide to the Borrower such customary documentation and information regarding such assignee as the Borrower shall reasonably request (if any); provided that the receipt thereof shall not be a condition to the applicable assignment if the Borrower’s consent is not otherwise required thereto.
(v)No Assignment to Certain Persons. No such assignment shall be made to a Person unless such Person is not (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (B) a Defaulting Lender or any of its subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), (C) a natural person, or (D) a Person who is engaged primarily in the aircraft leasing business or aviation advisory business or is an air carrier. No assignment may conflict with any applicable laws. The Administrative Agent shall be entitled to rely on the applicable assignee’s representations and warranties in the Assignment and Assumption or any other written document executed by such assignee to the effect of the foregoing, or to the effect that such assignee is a Person for which the Borrower’s consent is not required (or may be deemed) in each case as provided in Section 9.05(a)(iii)(A), in the absence of notice given to the Administrative Agent by an Obligor or other Lender Party to the contrary prior to the effectiveness of such assignment. Each Person to whom an assignment is made shall provide the applicable documentation required to be provided pursuant to Section 2.08(e).
(vi)Certain Additional Payments. In connection with the assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (b) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.08, 2.09 and 9.03 with

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respect to facts and circumstances occurring prior to the effective date of such assignment and shall not be released from its obligations under Section 9.14. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender.
Without limiting the foregoing, if any Lender assigns any of its rights or obligations under this Agreement to an assignee and, as a result of circumstances existing at the date on which such assignment occurs, the Borrower would be obliged to make a payment to such assignee under Sections 2.08 or 2.09, then the rights of such assignee to receive payment under such Sections by reference to the circumstances existing as at the date of such assignment (or a continuation of such circumstances) shall be limited to the extent of the entitlement of such assigning Lender had such assignment not occurred.
(b)Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts and stated interest of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded as a lender in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(c)Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than (a) a natural person or (b) the Borrower or any of the Borrower’s Affiliates or subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (iv) such participation shall not be to a Person engaged primarily in the aircraft leasing business or aviation advisory business or who is an air carrier.
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in Section 9.02(b) that affects such Participant. Subject to subsection (d) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.08 and 2.09 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to the foregoing provisions of this Section 9.05. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section

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5f-103-1(c) of the United States Treasury Regulations. The entries in the Participant register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(d)Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment from the Borrower under Section 2.08 or 2.09 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, and the Borrower shall have no obligations to make greater aggregate payments under Sections 2.08 and 2.09 to or for the account of the applicable Lender and the Participant following the grant of such Participation, except in each case to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. A Participant shall not be entitled to the benefits of Section 2.08 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.08 and 9.06 as though it were a Lender.
(e)Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, to a Federal Reserve Bank or other similar central bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
Section 1.06.Replacement of Lenders. If (i) any Lender requests compensation under Section 2.08 or 2.09, (ii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.08 or 2.09, or (iii) any Lender is a Defaulting Lender or (iv) any Lender does not consent to a waiver, amendment or other modification or request made by the Borrower in respect of any Loan Document (and a Lender that does not respond to a request for such a waiver, amendment or other modification or request within the time period specified shall be deemed to have not consented thereto), then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, prepay such Lender in full (without any Premium Amount (or with Premium Amount, solely in respect of prepayments pursuant to clause (iv) above if in connection with a Repricing Transaction)) on a non-pro rata basis or require such Lender to assign and delegate (for which no Assignment and Assumption shall be required to be executed by such Lenders), without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Sections 9.04 and 9.05), all of its interests, rights and obligations in its capacity as a Lender under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:
(a)the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 9.05;
(b)such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees, Premium Amount (in the case of an assignment due to an occurrence described in clause (iv) of the first paragraph of Section 9.06 if in connection with a Repricing Transaction) and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 2.09) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

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(c)in the case of any such assignment resulting from a claim for compensation under Section 2.09 or payments required to be made pursuant to Section 2.08, such assignment will result in a reduction in such compensation or payments thereafter; and
(d)such assignment does not conflict with applicable laws.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
Section 1.07.Survival. All covenants, agreements, representations and warranties made by the Obligors in the Loan Documents and in certificates or other instruments delivered in connection with or pursuant to the Loan Documents shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of the Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Lender Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as any principal of or accrued interest on the Loans or any fee or other amount payable hereunder is outstanding and unpaid.
Section 1.08.Counterparts; Integration; Effectiveness; Electronic Execution.
(a)This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents and the Fee Letter constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement (i) will become effective when the Lenders shall have signed this Agreement and received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto and (ii) thereafter will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or in electronic (e.g., “pdf” or “tif”) format will be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Loan Documents including any Assignment and Assumption shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 1.09.Severability. If any provision of any Loan Document is invalid, illegal or unenforceable in any jurisdiction then, to the fullest extent permitted by law, (i) such provision shall, as to such jurisdiction, be ineffective to the extent (but only to the extent) of such invalidity, illegality or unenforceability, (ii) the other provisions of the Loan Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Lender Parties in order to carry out the intentions of the parties thereto as nearly as may be possible and (iii) the invalidity, illegality or unenforceability of any such provision in any jurisdiction shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 9.09, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.

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Section 1.10.Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
Section 1.11.Jurisdiction; Consent to Service of Process. To the extent permitted by applicable law, each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Lender Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Obligor or its properties in the courts of any jurisdiction.
(b)Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(c)Each Obligor agrees that service of all writs, process and summonses in any such action or proceeding brought in York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof sitting in New York County, may be made upon AerCap, Inc., presently located in the United States located at 10250 Constellation Blvd., Suite 1500, Los Angeles, CA 90067 (the “Process Agent”), and each Obligor confirms and agrees that the Process Agent has been duly and irrevocably appointed as its agent and true and lawful attorney in fact in its name, place and stead to accept such service of any and all such writs, process and summonses, and agrees that the failure of the Process Agent to give any notice of any such service of process to any Obligor shall not impair or affect the validity of such service or of any judgment based thereon.
(d)Furthermore, each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
Section 1.12.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN

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DOCUMENTS, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 1.13.Headings. Article and Section headings and the Table of Contents herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
Section 1.14.Confidentiality. Each of the Lender Parties agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as, or more restrictive than, those of this Section, to (i) any permitted assignee of or Participant in, or any prospective permitted assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower, (h) to any rating agency when required by it, provided that, prior to any disclosure, such rating agency shall undertake in writing to preserve the confidentiality of any confidential information relating to Obligors received by it from any Agent or any Lender or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent or any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. With respect to any disclosure under Section 9.14(c), each applicable Lender Party shall use commercially reasonable efforts to promptly notify the Borrower, to the extent legally permissible and practicable under the circumstances, so as to permit the Borrower to obtain a protective order as to such disclosure, and each applicable Lender Party will reasonably cooperate (to the extent practicable and permitted by their respective then existing policies), at the Borrower’s expense, with the Borrower for such purpose.
For purposes of this Section, “Information” means all non-public information received from AerCap or any Affiliate relating to AerCap or any Affiliate or any of their respective businesses (including the Leases and Lessees), other than any such information that is available to the applicable Person on a nonconfidential basis prior to disclosure by AerCap or any Subsidiary, provided that, in the case of information received from AerCap or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning AerCap or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws. Notwithstanding anything herein to the contrary, in no event shall any Lender Party provide information concerning AerCap or its Subsidiaries or any Affiliate, Lease or Lessee that is not publicly

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available to any Affiliate, agent or other representative of such Lender Party that is engaged primarily in the aircraft leasing business or aviation advisory business or is an air carrier.
Section 1.15.Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender (except a Defaulting Lender (other than any Defaulting Lender described in clause (z) of the definition thereof)) and each of their respective Affiliates is hereby authorized at any time and from time to time to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Obligor against any and all of the obligations of such Obligor now or hereafter existing under this Agreement or any other Loan Document to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Obligor may be contingent or unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or such Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.
Section 1.16.No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated by the Loan Documents (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Obligor acknowledges and agrees that: (i) each of the Arranger Entities may have economic interests that conflict with those of the Borrower, its equity holders and/or its Affiliates; (ii) the arranging or other services regarding this Agreement provided by each Arranger Entity or each Agent are arm’s- length commercial transactions between the Borrower, each other Obligor and their respective Affiliates, on the one hand, and such Agent or Arranger Entity, on the other hand, and each Obligor is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by the Loan Documents; (iii) in connection with the transactions contemplated by the Loan Documents and the process leading thereto, each Arranger Entity and each Agent is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for any Obligor or any Obligor’s management, Affiliates, stockholders or other equity holders, creditors or employees or any other Person; (iv) no Arranger Entity nor any Agent has assumed or will assume an advisory, agency or fiduciary responsibility in favor of any Obligor, or any of their respective equity holders or Affiliates with respect to any of the transactions contemplated by the Loan Documents (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Arranger Entity or any Agent has advised or is currently advising any Obligor, or any of their respective equity holders or Affiliates on other matters) and no Arranger Entity nor any Agent has any obligation to any Obligor or any of their respective Affiliates with respect to the transactions contemplated by the Loan Documents except those obligations expressly set forth therein; (v) any Arranger Entity and any Agent may be engaged in a broad range of transactions that involve interests that differ from the Obligors and the Obligors’ respective affiliates and no Arranger Entity nor any Agent will have any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; (vi) the Arranger Entities and the Agents provide services to, invest in investment vehicles that invest in, and engage in other activities and relationships with entities and persons, including entities and persons who may be involved in transactions arising from or relating to the transactions contemplated by the Loan Documents, or be customers or competitors of, or have other relationships with, the Borrower, and in the course of such other activities and relationships the Arranger Entities and the Agents may acquire information of the transactions contemplated by the Loan Documents or other entities and persons which may be the subject of the transactions contemplated by the Loan Documents, none

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of the Arranger Entities and the Agents shall have any obligation to disclose to any Obligor any such information or the fact that any Arranger Entity or any Agent has possession of such information, or use such information on the Borrower’s behalf; and (vii) no Arranger Entity nor any Agent has provided any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby and the Obligors have consulted their own legal, accounting, regulatory and tax advisors to the extent the Obligor have deemed appropriate. Each Arranger Entity and each Agent is serving as an independent contractor under the Fee Letter or the Loan Documents, as applicable, and in connection with the performance of its services hereunder and nothing in the Fee Letter or the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Arranger Entity or any Agent, on the one hand, and any Obligor, or its respective equity holders or Affiliates, on the other hand. Each Obligor hereby waives and releases, to the fullest extent permitted by law, any claims that it may have that any Arranger Entity or any Agent has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to any Obligor in connection with the transactions contemplated by the Loan Documents or the process leading thereto, or against any Arranger Entity or any Agent with respect to any breach or alleged breach of agency or fiduciary duty.
Each Obligor and its Affiliates’ rights and obligations under any other agreement with any Arranger Entity or any Agent that currently or hereafter may exist are, and shall be, separate and distinct from the rights and obligations of the parties under the Loan Documents, and none of such rights and obligations under such other agreements shall be affected by any Arranger Entity’s or Agent’s performance or lack of performance of services under the Loan Documents or the Fee Letter. The Obligors acknowledge that one or more Arranger Entities or Agents may currently or in the future participate in other debt or equity transactions on behalf of or render financial advisory services to an Obligor or other companies that may be involved in a competing transaction. The Arranger Entities and the Agents are full service financial services firms engaged, either directly or through affiliates, in various activities, including securities trading, investment banking and financial advisory, investment management, principal investment, hedging, financing and brokerage activities and financial planning and benefits counseling for both companies and individuals. In the ordinary course of these activities, the Arranger Entities and Agents may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and/or financial instruments (including bank loans) for their own account and for the accounts of their customers and may at any time hold long and short positions in such securities and/or instruments. Such investment and other activities may involve securities and instruments of any Obligor, as well as of other Persons and their Affiliates which may (i) be involved in transactions arising from or relating to the engagement contemplated by the Fee Letter or the Loan Documents, (ii) be customers or competitors of an Obligor or (iii) have other relationships with an Obligor. In addition, any Arranger Entity and any Agent may provide investment banking, underwriting and financial advisory services to such other Persons. Any Arranger Entity and any Agent may also co-invest with, make direct investments in, and invest or co-invest client monies in or with funds or other investment vehicles may trade or make investments in securities of Obligors or such other Persons. The transactions contemplated by the Loan Documents may have a direct or indirect impact on the investments, securities or instruments referred to in this paragraph. Each Obligor hereby agrees that any Arranger Entity and any Agent may render its services under the Fee Letter and the Loan Documents notwithstanding any actual or potential conflict of interest presented by the foregoing, and each Obligor hereby waives any conflict of interest claims relating to the relationship between any Arranger Entity or Agent, and any Obligor or their respective Affiliates, in connection with the engagement contemplated by the Fee Letter or the Loan Documents, on the one hand, and the exercise by any Arranger Entity or Agent of any of its rights and duties under any other credit or other agreement, on the other hand. The terms of this paragraph shall survive the expiration or termination of the Fee Letter and the Loan Documents.

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Section 1.17.Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to the Loans, together with all fees, charges and other amounts that are treated as interest on the Loans under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged or otherwise received by the Lenders in accordance with applicable law, the rate of interest payable in respect of the Loans hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of the Loans but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to the Lenders in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until the Lenders shall have received such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of payment.
Section 1.18.USA Patriot Act. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti- money laundering rules and regulations, including the Act.
Section 1.19.Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)The application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)The effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
Section 1.20.Recourse. No recourse for or under any obligation, covenant or agreement of any Obligor contained in this Agreement or the other Loan Documents shall be had against any natural person on the basis that he or she is an officer, director or agent of such Obligor, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of each

Term Loan Credit Agreement

Obligor, and that no personal liability shall attach to or be incurred by the officers, directors or agents of any Obligor, as such, or any of them under or by reason of any of the obligations, covenants or agreements of such Obligor contained in this Agreement or the other Loan Documents or implied therefrom. Nothing in this Section 9.21 shall relieve any such person of any liability that such person would otherwise have arising from such person’s own gross negligence or willful misconduct.
Section 1.21.German Anti-Boycott Statute. Notwithstanding anything to contrary set forth herein, the provisions of Sections 3.16, 5.14 and 5.15), solely as they relate to Sanctions (the “Sanctions Provisions”), shall not apply to the benefit of any Lender registered in the Federal Republic of Germany to the extent that compliance by the Obligors therewith would lead to a violation by such Lender of any German or EU antiboycott statute, and any such Lender shall be excluded for the purpose of determining whether the consent of the Required Lenders or the Lenders has been obtained or whether the determination or direction by the Required Lenders or the Lenders has been made in connection with any amendment, consent, waiver, determination or direction relating to the Sanctions Provisions.
[Signature pages follow.]

Term Loan Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its representative or officer thereunto duly authorized as of the date first above written.

SETANTA AIRCRAFT LEASING DESIGNATED ACTIVITY COMPANY, as Borrower

By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

AERCAP HOLDINGS N.V., as an Obligor

By:	/s/ Risteard Sheridan
	Name:	Risteard Sheridan
	Title:	Attorney-in-Fact

Signature Pages – Term Loan Credit Agreement

AERCAP IRELAND LIMITED, as an Obligor

By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

SETANTA AVIATION HOLDINGS LIMITED, as an Obligor

By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

CULANN AIRCRAFT LEASING LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

DAGDA AIRCRAFT LEASING LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

CITIBANK, N.A., not in its individual capacity, but solely as Administrative Agent
By:	/s/ Albert Mari, Jr.
	Name:	Albert Mari, Jr.
	Title:	Senior Trust Officer

Signature Pages – Term Loan Credit Agreement

CITIBANK, N.A., not in its individual capacity, but solely as Collateral Agent
By:	/s/ Albert Mari, Jr.
	Name:	Albert Mari, Jr.
	Title:	Senior Trust Officer

Signature Pages – Term Loan Credit Agreement

CITIBANK, N.A., as a Lender
By:	/s/ Scott Debano
	Name:	Scott Debano
	Title:	Vice President

Signature Pages – Term Loan Credit Agreement

ARCTIC LEASING NO. 3 LIMITED LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

BALLYMOON AIRCRAFT SOLUTIONS LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

ILFC AIRCRAFT 32A-1884 LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

ILFC AIRCRAFT 32A-4619 LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

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ILFC AIRCRAFT 33A-454 LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

ILFC AIRCRAFT 33A-91l LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

MENELAUS II DESIGNATED ACTIVITY COMPANY, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

MENELAUS III LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

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MENELAUS V LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

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MENELAUS VI LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

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MENELAUS VII LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

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MENELAUS VIII LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

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SKYLEASE MSN (3365) LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

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SKYLEASE MSN 3545 LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

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SKYLEASE MSN 3574 LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

SKYLEASE MSN 3711 LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

SKYLEASE MSN 3778 LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

SKYLEASE MSN 4254 LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

PALLADIUM FUNDING LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

SKYFUNDING LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

SKYFUNDING II LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

TULLYCRINE AIRCRAFT LEASING LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

MOYADDA LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

ANDES AIRCRAFT LEASING LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

CELESTIAL FUNDING LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

CHARLEVILLE AIRCRAFT LEASING LIMITED, as an Obligor
By:	/s/ Sean Forde
	Name:	Sean Forde
	Title:	Attorney

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of Camden Aircraft Leasing Trust (Series One) , as an Obligor
By:	/s/ Adam R. Vogelsong
	Name:	Adam R. Vogelsong
	Title:	Vice President

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 78B-65091 (DELAWARE) TRUST , as an Obligor
By:	/s/ Adam R. Vogelsong
	Name:	Adam R. Vogelsong
	Title:	Vice President

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-41807 (DELAWARE) TRUST , as an Obligor
By:	/s/ Adam R. Vogelsong
	Name:	Adam R. Vogelsong
	Title:	Vice President

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of N903NN TRUST, as an Obligor
By:	/s/ Adam R. Vogelsong
	Name:	Adam R. Vogelsong
	Title:	Vice President

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of N906NN TRUST, as an Obligor
By:	/s/ Adam R. Vogelsong
	Name:	Adam R. Vogelsong
	Title:	Vice President

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of N875NN TRUST, as an Obligor
By:	/s/ Adam R. Vogelsong
	Name:	Adam R. Vogelsong
	Title:	Vice President

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of N882NN TRUST, as an Obligor
By:	/s/ Adam R. Vogelsong
	Name:	Adam R. Vogelsong
	Title:	Vice President

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of N884NN TRUST, as an Obligor
By:	/s/ Adam R. Vogelsong
	Name:	Adam R. Vogelsong
	Title:	Vice President

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-29359 (DELAWARE) TRUST, as an Obligor
By:	/s/ Adam R. Vogelsong
	Name:	Adam R. Vogelsong
	Title:	Vice President

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-29372 (DELAWARE) TRUST, as an Obligor
By:	/s/ Adam R. Vogelsong
	Name:	Adam R. Vogelsong
	Title:	Vice President

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-7788 (DELAWARE) TRUST, as an Obligor
By:	/s/ Adam R. Vogelsong
	Name:	Adam R. Vogelsong
	Title:	Vice President

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-8038 (DELAWARE) TRUST, as an Obligor
By:	/s/ Adam R. Vogelsong
	Name:	Adam R. Vogelsong
	Title:	Vice President

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-3574 (DELAWARE) TRUST, as an Obligor
By:	/s/ Adam R. Vogelsong
	Name:	Adam R. Vogelsong
	Title:	Vice President

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-10473 (DELAWARE) TRUST, as an Obligor
By:	/s/ Adam R. Vogelsong
	Name:	Adam R. Vogelsong
	Title:	Vice President

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-10545 (DELAWARE) TRUST, as an Obligor
By:	/s/ Adam R. Vogelsong
	Name:	Adam R. Vogelsong
	Title:	Vice President

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of Aircraft 32A-9062 (Ireland) Trust, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of E195-19020028 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-9418 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-9431 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of E195-19020021 (IRELAND) TR
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-8687 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 35A-0187 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 35A-0153 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 35A-0168 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 35A-0124 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-43754 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-43711 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-43756 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 35A-0082 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-1424 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-30724 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-1926 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-2142 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-2194 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-2665 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-2768 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-7291 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-35283 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-37159 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-38820 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-38823 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 33A-0527 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-1112 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 77B-27607 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 77B-32708 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 77B-32714 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 77B-32729 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 78B-36111 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 78B-38754 (IRELAND) TRUST, as an Obligor
By:	/s/ Alan Geraghty
	Name:	Alan Geraghty
	Title:	Director

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31129 TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31133 TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31139 TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31141 TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31143 TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31145 TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31147 TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 32219 TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 33489 TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 29572 TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31156 TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31157 TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 29571 TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31137 TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31192 TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31135 TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31131 TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 4127 TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of AIRCRAFT E195-19020025 (UTAH) TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as owner Trustee of MSN 38771 (UTAH) TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-35282 (UTAH) TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-4411 (UTAH) TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of AIRCRAFT EVERGREEN (UTAH) TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-4304 (UTAH) TRUST, as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 38468 (UTAH), as an Obligor
By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Senior Vice President

Signature Pages – Term Loan Credit Agreement

SCHEDULE 3.14
TRANSACTION PARTY INFORMATION

[OMITTED]
Schedule 3.14-1
Term Loan Credit Agreement

SCHEDULE 3.17(a)
PS POOL AIRCRAFT
[OMITTED]
Schedule 3.17(a)-1
Term Loan Credit Agreement

SCHEDULE 3.17(b)
LEASES

[OMITTED]
Schedule 3.17(b)-1
Term Loan Credit Agreement

SCHEDULE 9.01
SCHEDULE 9.01
NOTICES
[OMITTED]
Schedule 9.01 - 1
Term Loan Credit Agreement

EXHIBIT A
COMMITMENTS
AND APPLICABLE PERCENTAGES
[OMITTED]
Exhibit A-1
Term Loan Credit Agreement

EXHIBIT B
FORM OF SECURITY AGREEMENT
[OMITTED]
Exhibit A-1
Term Loan Security Agreement

EXHIBIT C
FORM OF ASSIGNMENT AND ASSUMPTION
[OMITTED]

EXHIBIT D-1A
FORM OF CLOSING DATE OPINION OF MILBANK LLP
[OMITTED]
Exhibit D-1A-1
Term Loan Security Agreement

EXHIBIT D-2A
FORM OF RELEASE DATE OPINION OF MILBANK LLP
[OMITTED]

EXHIBIT D-1B
FORM OF CLOSING DATE OPINION OF MCCANN FITZGERALD
[OMITTED]
Exhibit D-1B-1
Term Loan Credit Agreement

EXHIBIT D-2B
FORM OF RELEASE DATE OPINION OF MCCANN FITZGERALD
[OMITTED]
Exhibit D-2B-1

EXHIBIT D-1C
FORM OF CLOSING DATE OPINION OF MORRIS,
NICHOLS, ARSHT & TUNNELL LLP

[OMITTED]

EXHIBIT D-1D
FORM OF CLOSING DATE OPINION OF MORRIS JAMES LLP
[OMITTED]
Exhibit D-1D-1
Term Loan Credit Agreement

EXHIBIT D-1E
FORM OF CLOSING DATE OPINION OF NAUTADUTILH N.V.
[OMITTED]
Exhibit D-1E-1
Term Loan Credit Agreement

EXHIBIT D-1F
FORM OF CLOSING DATE OPINION OF PARR BROWN GEE & LOVELESS, PC
[OMITTED]
Exhibit D-1F-1
Term Loan Credit Agreement

EXHIBIT E
FORM OF NOTE
[OMITTED]
Exhibit E-3
Term Loan Credit Agreement

EXHIBIT F
FORM OF ADMINISTRATIVE QUESTIONNAIRE
[OMITTED]
Exhibit F-1
Term Loan Credit Agreement

EXHIBIT G
FORM OF LTV CERTIFICATE
[OMITTED]
Exhibit G-1
Term Loan Credit Agreement

EXHIBIT H
FORM OF RELEASE REQUEST
[OMITTED]
Exhibit H-1
Term Loan Credit Agreement

EXHIBIT I
FORM OF OBLIGOR ASSUMPTION AGREEMENT
[OMITTED]
Exhibit I-1
Term Loan Credit Agreement